UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

SUN CAPITAL ADVISERS TRUST

(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481
(Address of principal executive offices) (Zip code)

James M.A. Anderson

Sun Capital Advisers Trust

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 432-1102 x 3330

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUST®

Annual Report December 31, 2007

Sun Capital® All Cap Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Oppenheimer Main Street Small Cap Fund

SCSM FI Large Cap Growth Fund

SCSM Blue Chip Mid Cap Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

Please Note:

The views and opinions expressed in each Fund’s “Management’s Discussion and Analysis” are those of the portfolio manager(s) of the Fund. The views and opinions expressed, and the portfolio holdings described, are as of December 31, 2007, and are subject to change at any time without notice due to market or other conditions. These should not be construed as investment advice or as a recommendation to buy or sell any security. Any forecasts or other forward looking views may not come to pass. Past performance is no guarantee of future results.

MANAGEMENT’S DISCUSSION & ANALYSIS

ALL CAP FUND

During 2007, the performance of the Fund was adversely affected by its overall overweight position in technology stocks, especially small cap issues, which underperformed, and an overall underweight in energy.

Throughout 2007, the Fund continued to be weighted towards economically sensitive stocks, a strategy we have kept in place since 2003. We have maintained a bias towards large capitalization stocks, ending the quarter with a roughly 70% weighting in large caps, 10% in mid caps, and 20% in small caps. During the fourth quarter the large cap weighting decreased approximately 500 basis points relative to Q3, while the mid cap weightings increased by 600 basis points and small caps decreased by 100 basis points. The weighting changes between large, mid, and small cap holdings were due to better valuation opportunities found in the mid cap and small cap sectors.

During the quarter, we continued to manage the portfolio to take advantage of opportunities in various sectors. Weightings increased in Consumer Discretion, Consumer Staples, Energy, Technology, and Utilities, and decreased in Financials, Health Care, Industrials, Materials and Telecommunications. The Fund ended the quarter with an overweight in Consumer Discretion, Health Care, Technology and Telecommunications and an underweight in Consumer Staples, Energy, Financials, Industrials, Materials, and Utilities.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 sector weightings. Specifically, valuation metrics as of December 31, 2007 show the portfolio trading at 1.36 times sales vs. 1.48 times for the S&P 500 index, a price to book of 2.1 vs. 2.8, and a price to cash flow of 14.6 vs. 10.6 respectively. The portfolio’s dividend yield was 1.7% versus 1.9% for the S&P 500 Index, and debt to capitalization ratio was 29% vs. 32% for the S&P 500 index.

ALL CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS At December 31, 2007

% of Net Assets
Clinical Data, Inc.	4.6%
Acme Packet, Inc.	3.4
Rackable Systems, Inc.	3.3
Exxon Mobil Corp.	3.2
Massey Energy Co.	2.7
MRV Communications, Inc.	2.5
Bank of America Corp.	2.4
General Electric Co.	2.4
AT&T, Inc.	2.0
ChevronTexaco Corp.	2.0

% of Net Assets
Communications Equipment	9.5%
Oil & Gas-Exploration & Production	8.7
Pharmaceuticals	7.9
Computers & Peripherals	7.0
Health Care Equipment & Supplies	6.3
Diversified Financial Services	4.1
Aerospace & Defense	3.8
Health Care Providers & Services	3.7
Short Term Investment	3.5
Media	3.4
Industrial Conglomerates	3.3
Semiconductors & Semiconductor Equipment	3.2
Commercial Banks	3.0
Diversified Telecommunication Services	3.0
Beverages	2.9
Household Products	2.4
Capital Markets	2.0
Electric Utilities	2.0
Specialty Retail	1.8
Food & Staples Retailing	1.7
Chemicals	1.7
Leisure Equipment & Products	1.5
Insurance	1.4
Internet & Catalog Retail	1.2
Software	1.1
Consumer Finance	1.0
Tobacco	1.0
Paper & Forest Products	1.0
Multiline Retail	1.0
Health Care Technology	0.9
Multi-Utilities	0.9
Biotechnology	0.7
Wireless Telecommunication Services	0.7
Hotels Restaurants & Leisure	0.6
Air Freight & Logistics	0.6
Food Products	0.3
Other assets less liabilities	1.2

100.0%

ALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Service Class and the S&P 500 Index

ALL CAP FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
All Cap Fund	(5.81)%	3.94%	15.63%	8.18%
S&P 500 Index*	5.49%	8.62%	12.82%	7.57%
Service Class Shares
All Cap Fund	(6.07)%	3.67%	N/A	6.11%
S&P 500 Index*	5.49%	8.62%	N/A	8.88%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2007. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

Performance of the Fund for the 12 months ended December 31, 2007 was negatively impacted by an overweight to the “spread” sectors of the Lehman Brothers Aggregate Bond Index (“Aggregate Index”) as the credit contagion, fueled by the subprime mortgage meltdown, spread throughout all portions of the credit markets. According to Lehman Brothers, the Aggregate Index, as well as all spread sectors, produced their worst negative excess (vs. duration neutral US Treasuries) returns ever in 2007. Also, Lehman Brothers disclosed that November 2007 was the worst month ever for the credit, CMBS and ABS sectors, and the 6-month period from May through November was the worst 6-month period ever for the spread sectors of the Lehman Index. Quite simply, in our view owning anything but US Treasuries negatively affected performance results. With financial market participants seeking the safety of US Treasuries from July through the end of 2007, coupled with exceptionally poor liquidity, all sectors felt the wrath of subprime mortgages and the subsequent repricing of risk.

Providing comfort and reinforcing the current strong risk management approach is what the Fund does not own. The Fund does not have any direct exposure to subprime mortgages, structured investment vehicles (SIVs) or collateralized debt obligations (CDOs).

Allocation to the spread sectors of the Index was increased during the 4th quarter of 2007 as opportunities emerged as a result of the credit crunch. Exposure to the credit sector was almost 46% at December 31, 2007, while mortgage-backed securities (MBS) comprised 40.5% of fund assets. The allocation to the commercial mortgages-backed securities (CMBS) sector was 8.6%, US Treasuries, 3.5%, US Agencies 1.5% and asset-backed securities (ABS), 0.7%.

While 2007 began in a sanguine manner, the second half of the year turned into a outright credit meltdown as the financial markets came to the realization that many of the virtues of the real estate investing frenzy were predicated on fraud and deceit. For 2007, between write-downs, credit losses and reserves, financial institutions have recognized almost $100 billion in losses. The housing bubble of 2002-2006 and the easy credit that fostered such excesses (i.e. leverage) will be remembered for many years not only for financial destruction, but also for its ability to significantly impair the workings of the capital markets on a global basis.

The Bernanke led Federal Reserve, after keeping the Federal Funds rate steady at 5.25% for the first 9-months of 2007, reduced the Funds rate by 50 basis points (bp) to 4.75% in mid September 2007 and subsequently lowered the overnight lending rate by another 25bp at each of the final two Federal Open Market Committee (FOMC) meetings of 2007 to 4.25%, as the cost of credit between banks remained high and its availability was scarce. The discount rate, or the cost of funds for financial institutions from the Fed was also lowered by a total of 50bp to 4.75%. The economy appearing to be slowing, housing continuing to deteriorate and financial institutions posting enormous losses related to subprime mortgages and the overall lack of market liquidity all contributed to the Fed’s actions. Central banks around the world also reacted to the crisis with the European Central Bank injecting over $500 billion to ease year-end strains. The US Fed began its Term Auction Facility or TAF, to provide liquidity into the market in December 2007. Fed Funds began 2007 at 5.25% while the discount rate was 150bp higher than its current level.

US Treasuries were the asset class of choice during 2007 as investors clamored for their safety as well as liquidity. The 2-year note declined by 176bp during 2007 to 3.05%, while the 10-year UST yield was slightly above 4%, a 68bp decline from the start of the year. As a result, the yield curve steepened substantially during the year with almost 100bp separating the two-year and ten-year US Treasury, while an inversion of 11bp existed on January 1, 2007.

Current economic data continues to provide fodder to those that believe the economy will slow, as well as those that believe a recession is forthcoming. On the positive side, employment levels continue to be acceptable, although slowing from the first-half of 2007. The current unemployment rate through November was reported as

MANAGEMENT’S DISCUSSION & ANALYSIS (Continued)

4.7% and job creation for the last six months has averaged almost 94,000 per month. In addition, the consumer continues to spend, although at a slower pace than early in 2007. Inflation readings have increased as of late with energy as well as food costs rising. The Fed’s preferred measure, the PCE or personal consumption expenditure, was reported as 2.2% for November 2007, higher than the 2% hurdle rate set by the Federal Reserve. With 3rd quarter’s GDP reading of 4.9% well in the economic rear-view mirror, recent troubling economic reports include consumer confidence readings and the continued barrage of dire reports from the housing market. Housing inventories, prices, permits and starts are all headed in the wrong direction and many expect 2008 to be another difficult year. In addition, homeowners with subprime mortgages continue to generate higher delinquency and foreclosure rates with reports indicating the current housing crisis is the worst in over 20 years. Banc of America estimates that approximately $400 million in subprime mortgages will relinquish their low “teaser” interest rates in 2008, thus assuring these statistics will continue to deteriorate.

On the positive side, Washington has been quite vocal about enacting a plan to assist subprime borrowers. The timing, effectiveness and eligible population of the plan will have to be monitored. Some economists believe housing may subtract 1.5% from economic growth during 2008; however, a weaker US Dollar will help exports and should eliminate much of this drag. If a recession is averted in 2008, it will be a close call. The Federal Reserve (Ben Bernanke) believes a recession will be averted.

Financial markets begin 2008 in a very precarious state: liquidity is very thin, large financial institutions are facing counterparty concerns and the US housing market seems deep in a depression with at least another year of difficult conditions. Furthermore, the US economy is slowing, commodity costs are increasing and the US consumer appears winded. The Federal Reserve, based upon their December 11, 2007 FOMC meeting notes, has finally realized that “…heightened financial stress posed increased downside risks to growth and made the outlook for the economy considerably more uncertain.” The Fed is also of the belief that the current housing correction will be “both deeper and more prolonged” than originally anticipated. On the positive, according to Bloomberg many large money-center banks have taken SIV assets on to their balance sheets, perhaps more than $100 billion. The financial markets had feared that these short-term assets, many of which have mortgage exposure, would be liquidated at fire-sale prices placing additional stresses on an already shaky marketplace. In addition, Middle Eastern and Asian Sovereign Wealth Funds (SWF) have recently invested more than $40 billion, as reported by Bloomberg, in financial institutions providing much needed capital injections and a psychological boost to the market.

While liquidity remains extremely tight in the fixed income arena, new issue corporate bonds have been plentiful as issuers look to term out commercial paper, fund share repurchases or general needs. With the current difficulties in the market, large new-issue concessions have emerged and at times very credit worthy borrowers must pay spreads (over US Treasuries) that do not truly reflect their intrinsic value. A downside to these new concessions is that any related entity or competitor will immediately have its securities repriced to the cheaper “new issue” spread, an unfortunate byproduct of this risk averse market. In addition, opportunities have arisen in the MBS sector as many prime MBS securities have been unfairly tainted with the “subprime” brush. We have tried to take advantage of these opportunities. We will continue to search “through the rubble” and look to enhance the portfolio while also remaining cognizant of the overall level of risk. Given the existing market dislocation, prudent portfolio construction is key. We believe the current portfolio is poised to benefit from a return to rational pricing and risk management, although patience will be necessary. We continue to seek value from an irrational marketplace. Portfolio duration, given our interest rate outlook, will remain close to the benchmark duration.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS At December 31, 2007	PORTFOLIO COMPOSITION At December 31, 2007

% of Net Assets
Federal National Mortgage Association	30.2%
Federal Home Loan Mortgage	10.3
U.S. Treasury Notes	3.2
Rogers Wireless Inc.	1.6
Government National Mortgage Association	1.6
Bear Stearns Commercial Mortgage Securities	1.5
Mashantucket Western Pequot Tribe	1.5
GMAC Commercial Mortgage Securities, Inc.	1.5
Enterprise Products Operating	1.4
Covidien International Finance	1.2

% of Net Assets
Corporate Debt Obligations	45.4%
U.S. Government Agency Obligations	45.2
Commercial Mortgage Backed Securities	8.7
Short Term Investments	1.6
Asset Backed Securities	0.7
Liabilities in excess of other assets	(1.6)

100.0%

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Lehman Brothers Aggregate Bond Index

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Lehman Brothers Aggregate Bond Index

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Investment Grade Bond Fund	3.75%	3.69%	5.40%	5.35%
Lehman Brothers Aggregate Bond Index*	6.97%	4.56%	4.42%	5.64%
Service Class Shares
Investment Grade Bond Fund	3.51%	3.44%	N/A	3.92%
Lehman Brothers Aggregate Bond Index*	6.97%	4.56%	N/A	4.39%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2007. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

MONEY MARKET FUND

At December 31, 2007, Initial Class Shares of the Fund had a seven-day yield of 4.41% and an average maturity of 31 days. The portfolio was 98% invested in highly rated commercial paper and 2% in mutual funds.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 5.25%, where it remained through August. The markets began to change dramatically as developments in the U.S. housing and sub-prime mortgage markets quickly changed the economic outlook and forced market participants and lenders to work through one of the worst global liquidity squeezes in the last decade. On August 18th, after cash injections by central banks around the world failed to stabilize liquidity, the Fed acknowledged the deterioration in credit markets and lowered its Discount Rate by a half a percentage point to 5.75%. The Fed also encouraged banks to utilize the discount window to facilitate market liquidity. On September 18th, the Fed voted to lower its benchmark Federal Funds Rate by one half of a percent to 4.75% and cut the Discount rate an additional half a percentage point. The Federal Reserve continued to decrease rates at its remaining two meetings in 2007 by 25 basis points at each meeting and the Fed Funds target rate ended the year at 4.25%. The Fed cut the Discount Rate to 4.75% on December 11, 2007.

On December 12th, the Federal Reserve announced that, in a coordinated move with other central banks, it would address liquidity issues, and introduced the Term Auction Facility (TAF). Ultimately, the TAF program injected $100 billion into the financial system.

The minutes of the FOMC December 12th meeting were released on January 2, 2008. The minutes indicated that the Governors now believe that further deterioration in the financial markets has increased uncertainty for economic growth. In addition, the jobless rate in December was the highest in two years and the housing correction is now expected to be deeper and more prolonged that anticipated. Further softening in business and consumer spending is also of great concern. Fed officials are now signaling a more aggressive response to the increasing risk of recession and are actively trying to communicate with the public to reduce uncertainty and to reveal more openly their intentions.

Three-month Treasury bills started the year at 5.01%, and rose to their high on February 22, 2007 at 5.18%. After the three cuts in the Fed Funds rate for a total of 100 basis points, Treasury bills plummeted to a low of 2.86% and ended the year at 3.24%. The spread on 90-day commercial paper over Treasury bills fluctuated between 35 - 50 basis points during the first eight months of the year but widened out to as much as 261 basis points in the third quarter before retreating to between 96 - 200 basis points during the fourth quarter.

With the FOMC now prepared to “take substantive additional action as needed to support growth and to provide adequate insurance against downside risks,” the markets are expecting another rate cut, possibly 50 basis points, by the end of January with further cuts possible.

The Fund benefited from its focus on preservation of capital. Throughout the year it had no direct exposure to structured investment vehicles (SIV) or collateralized debt obligations (CDO). It had minimal exposure to very high quality asset back commercial paper (ABCP). We will continue to invest in a diversified portfolio of high quality instruments.

MONEY MARKET FUND

TOP TEN ISSUERS At December 31, 2007	PORTFOLIO COMPOSITION At December 31, 2007

% of Net Assets
Societe Generale North America	4.1%
State Street Corp.	4.1
American General Finance Corp.	4.0
CIT Group, Inc.	4.0
Bankamerica Corp.	4.0
Toyota Credit de Puerto Rico	4.0
UBS Finance, Inc.	4.0
National Rural Utilites Cooperative Finance Corp.	4.0
Dupont (E.I.) De Nemours & Co.	4.0
Goldman Sachs Group	4.0

% of Net Assets
Commercial Paper	98.3%
Mutual Funds	1.7

100.0%

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund –Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index

MONEY MARKET FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Money Market Fund	4.87%	4.07%	2.68%	3.19%
Merrill Lynch 3-month U.S. Treasury Bill Index*	5.03%	4.30%	3.07%	3.62%
Service Class Shares
Money Market Fund	4.61%	N/A	N/A	4.04%
Merrill Lynch 3-month U.S. Treasury Bill Index*	5.03%	N/A	N/A	4.53%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2007. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

REAL ESTATE FUND

The stocks that had the largest positive contribution to the Fund’s returns during the twelve months ended December 31, 2007 were Ventas, Inc., Hilton Hotels (not held as of 12/31/07), Equity Office Properties Trust (not held as of 12/31/07), Plum Creek Timber Co., Inc., and Tenet Healthcare Corp. The stocks that had the largest negative impact to returns were SL Green Realty Corp., GMH Communities Trust, Developers Diversified Realty, Corp., Pennsylvania Real Estate Investment, and BRE Properties, Inc. For the last twelve months, the MSCI US REIT Index was down -16.82%, underperforming the Dow, the S&P, and the NASDAQ which were up +8.88%, up +10.66%, and up +5.49%, respectively.

In 2007, the health care REIT property type had the largest positive contribution to the Fund’s performance. The Fund’s health care REIT holdings all feature generally defensive qualities and strengthening fundamentals, which compare favorably to the peaking fundamentals and more aggressive business models of almost all other REITs. Positive sector contributions also came from being underweight the lodging and residential property types, as both sectors underperformed the benchmark.

In early 2008, the REIT market is approaching the one year anniversary of its all-time high, which occurred in February 2007, yet there are still no signs that would indicate the correction is over. While valuations are more reasonable, with cash flow yields and dividend yields returning toward historic levels, the Fund remains defensive. However, the Fund will likely use the weakness in some of its favorite REITs to add to positions and take advantage of some relative values. We believe that in past corrections and in the current correction, many of the best quality REITs, in our opinion, underperform to the same degree as lesser quality REITs, which creates opportunities for long-term investors. As a result, it is likely that the Fund will become less defensive in the near future.

REAL ESTATE FUND

TOP TEN REIT HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS At December 31, 2007

% of Net Assets
Ventas, Inc.	6.8%
Simon Property Group, Inc.	6.5
ProLogis Trust	5.3
Plum Creek Timber Co., Inc.	5.2
Alexandria Real Estate Equities, Inc.	4.5
Macerich Co.	4.3
Vornado Realty Trust	4.0
Pennsylvania Real Estate Investment	4.0
SL Green Realty Corp.	4.0
Kimco Realty Corp.	3.9

% of Net Assets
Health Care Equipment & Services	18.4%
Regional Malls	17.7
Office	12.4
Apartments	10.0
Shopping Centers	9.5
Warehouse & Industrial	8.1
Diversified	7.4
Short Term Investments	5.6
Timber & Forest Products	5.2
Storage	2.7
Hotels & Restaurants	2.2
Other assets less liabilities	0.8

100.0%

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund – Initial Class and the MSCI U.S. REIT Index

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund – Service Class and the MSCI U.S. REIT Index

REAL ESTATE FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Real Estate Fund	(13.13)%	9.80%	19.13%	14.88%
MSCI US REIT Index*	(16.82)%	8.23%	17.91%	13.55%
Service Class Shares
Real Estate Fund	(13.34)%	9.53%	N/A	14.14%
MSCI US REIT Index*	(16.82)%	8.23%	N/A	12.70%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The MSCI U.S. REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2007. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (subadvised by Davis Advisors)

The sectors within the S&P 500 Index that turned in the strongest performance for the year ended December 31, 2007 were energy, material, and utility companies. The sectors that turned in the weakest performance were financial and consumer discretionary companies.

The energy sector was the top-performing sector of the S&P 500 Index. Energy companies were also the most important contributor to the Fund’s performance over the year. The Fund’s energy companies out-performed the corresponding sector within the S&P 500 Index (up 45% versus 34% for the S&P 500) and the Fund also benefited from a higher relative average weighting in this sector (13% versus 11% for the S&P 500). ConocoPhillips, Occidental Petroleum Corp., China Coal Energy Co., Devon Energy Corp., EOG Resources, Inc., and Transocean, Inc. were among the top contributors to performance.

The Fund made a significant investment in consumer staple companies, and they were the second most important contributor to performance. The Fund’s consumer staple companies out-performed the corresponding sector within the S&P 500 Index (up 22% versus 14% for the S&P 500) and the Fund also benefited from a higher relative weighting in this sector (14% versus 10% for the S&P 500). Altria Group, Inc. and Costco Wholesale Corp. were among the top contributors to performance.

The Fund managers have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 11% of its assets invested in foreign companies (including American Depositary Receipts). As a group, the foreign companies owned by the Fund out-performed the S&P 500 Index over the period.

Over the year the most important detractors from performance relative to the S&P 500 Index were the Fund’s weighting in financial companies, which was a poorly performing sector; underweighting in information technology companies, which was a strongly performing sector; and poor stock selection among material companies.

The financial sector was the worst performing sector of the S&P 500 Index. The Fund’s financial companies out-performed the corresponding sector within the S&P 500 Index (down 8% versus down 19% for the S&P 500), but were still the largest detractors from performance. A higher relative average weighting in this sector (36% versus 21% for the S&P 500) detracted from both absolute and relative performance. While Berkshire Hathaway, Inc. Class A was among the top contributors to performance, Citigroup, Inc., American International Group, Inc., Wachovia Corp., American Express Co., Moody’s Corp., and Ambac Financial Group, Inc., were among the top detractors from performance.

The weak performance of the Fund’s consumer discretionary companies (down 16% versus down 13% for the S&P 500), along with a higher relative average weighting in this sector (12% versus 10% for the S&P 500) detracted from both absolute and relative performance. While Amazon.com, Inc. was among the top contributors to performance, Comcast Corp. Class A Special and Harley-Davidson, Inc. were among the top detractors from performance.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS At December 31, 2007

% of Net Assets
Costco Wholesale Corp.	4.7%
ConocoPhillips	4.6
American Express Co.	4.0
Berkshire Hathaway, Inc. Class A	3.9
Altria Group, Inc.	3.7
American International Group, Inc.	3.6
JPMorgan Chase & Co.	3.5
Occidental Petroleum Corp.	3.2
Devon Energy Corp.	2.7
Microsoft Corp.	2.5

% of Net Assets
Insurance	15.0%
Oil & Gas-Exploration & Production	14.8
Food & Staples Retailing	7.7
Media	5.4
Diversified Financial Services	5.0
Commercial Banks	4.6
Capital Markets	4.3
Consumer Finance	4.1
Short Term Investment	3.8
Tobacco	3.7
Health Care Providers & Services	2.5
Software	2.5
Beverages	2.3
Computers & Peripherals	1.8
Electronic Equipment & Instruments	1.8
IT Services	1.6
Containers & Packaging	1.5
Specialty Retail	1.4
Construction Materials	1.4
Health Care Equipment & Supplies	1.4
Industrial Conglomerates	1.3
Wireless Telecommunication Services	1.3
Automobiles	1.2
Household Products	1.2
Transportation	1.0
Commercial Services & Supplies	1.0
Energy Equipment & Services	0.9
Diversified Consumer Services	0.8
Semiconductors & Semiconductor Equipment	0.7
Metals & Mining	0.6
Marine	0.6
Internet Software & Services	0.6
Internet & Catalog Retail	0.6
Air Freight & Logistics	0.5
Personal Products	0.4
Real Estate Management & Development	0.3
Food Products	0.2
Household Durables	0.2
Multiline Retail	0.1
Road & Rail	0.1
Liabilities in excess of other assets	(0.2)

100.0%

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Service Class and the S&P 500 Index

DAVIS VENTURE VALUE FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	4.23%	9.49%	14.01%	4.83%
S&P 500 Index*	5.49%	8.62%	12.82%	1.32%
Service Class Shares
Davis Venture Value Fund	3.91%	N/A	N/A	8.13%
S&P 500 Index*	5.49%	N/A	N/A	9.13%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2007. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

OPPENHEIMER MAIN STREET SMALL CAP FUND (subadvised by OppenheimerFunds, Inc.)

Detracting from the Fund’s performance for the twelve-month period ended December 31, 2007 was our security selection strategy during the fourth quarter of 2007, which emphasized relatively speculative stocks that historically have tended to do well toward year-end but proved to be sensitive to intensifying economic and credit concerns.

Stocks generally rallied over the first half of the reporting period in an investment environment characterized by moderating U.S. economic growth, robust corporate earnings, high levels of mergers-and-acquisitions activity and stable short-term interest rates. However, market conditions changed dramatically near mid-year, and the second half of 2007 proved to be a challenging period for equities in general and small-cap stocks in particular.

Beginning in June and July, an unexpectedly high level of sub-prime mortgage defaults and delinquencies, combined with declining home values and surging energy costs, led to renewed concerns regarding the sustainability of consumer spending, which has been one of the main pillars supporting the U.S. economic expansion over the past several years. As investors became increasingly averse to risks, the stock market gave up many of the gains it had achieved over the first half of 2007. Small-cap stocks were particularly hard hit as investors began to favor stocks of larger, multinational corporations with a robust presence in growing overseas markets and a track record of consistent earnings. In fact, after producing relatively attractive returns over the past several years, the Russell 2000 Index produced a mildly negative absolute return in 2007.

For quite some time, our quantitative models have signaled to us that mid-cap stocks and small-cap stocks at the larger end of the market’s capitalization range are more attractive than micro-cap stocks. As a result, our market-capitalization allocation strategy, which emphasized mid-cap stocks and de-emphasized micro-cap stocks, positioned the Fund well when investors reassessed their attitudes toward risk and shifted their focus toward larger companies.

Our sector allocation strategy had a mildly positive impact on the Fund’s performance. A comparatively light position in the financials sector helped the Fund avoid the full brunt of weakness among banks and broker-dealers, while relatively heavy exposure to materials stocks helped it participate more fully in their gains. These positive results were offset to a degree by an overweighted position in lagging consumer-oriented stocks and underweighted position in the better-performing health care sector.

Unfortunately, disappointing results from our “bottom-up” security selection strategy offset most of the benefits derived from our market capitalization and sector allocation strategies. Of the various factors considered by our stock selection model, only price momentum proved to have good predictive power during the second half of the reporting period. Stocks that had done well in previous months tended to continue to do so. Other measures, most notably valuations, were much less effective, as stocks that were inexpensive compared to historical norms continued to lose value. Earnings quality, another key factor considered by our security selection model, also proved to be relatively ineffective.

To a significant degree, results within the Fund’s various market sectors stemmed from the adoption of our “turn of the year” security selection model, which tends to emphasize more cyclical and speculative small-cap stocks that historically have tended outperform near year-end due to seasonal factors. For example, the Fund’s individual financial holdings underperformed the benchmark’s financial components as strong results from an underweighted position in real estate investment trusts were offset by weakness among bond insurers. While the Fund achieved positive absolute returns in the health care area, returns in the sector also lagged the benchmark as richly valued stocks produced higher returns. In the technology sector, unfortunate timing in the purchase of some stocks detracted from relative performance.

MANAGEMENT’S DISCUSSION & ANALYSIS

As quantitative managers, we do not manage the Fund according to subjective views of the market or economy. However, the results of our quantitative models have caused us to increase the Fund’s weightings in the information technology and health care areas and decrease its exposure to the financials, materials and consumer discretionary sectors, which we believe position it well for 2008. Finally, the Fund ended 2007 broadly diversified across approximately 1,100 stocks, a strategy designed to help ensure that setbacks in any individual stocks do not have a disproportionate impact on the overall portfolio.

OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS (Continued) At December 31, 2007

% of Net Assets
Rofin-Sinar Technologies, Inc.	0.4%
MGI Pharma, Inc.	0.4
Varian, Inc.	0.4
Alpha Natural Resources, Inc.	0.4
Tupperware Brands Corp.	0.4
Woodward Governor Co.	0.4
Tenet Healthcare Corp.	0.4
Aeropostale, Inc.	0.4
GrafTech International, Ltd.	0.4
Massey Energy Co.	0.4

INDUSTRY WEIGHTINGS

At December 31, 2007

% of Net Assets
Software	8.0%
Semiconductors & Semiconductor Equipment	8.0
Commercial Services & Supplies	5.6
Insurance	3.8
Health Care Providers & Services	3.5
IT Services	3.4
Machinery	3.4
Chemicals	3.3
Metals & Mining	3.2
Specialty Retail	3.2
Communications Equipment	3.0
Internet Software & Services	2.8
Household Durables	2.7
Electronic Equipment & Instruments	2.6
Pharmaceuticals	2.5
REITS	2.4
Computers & Peripherals	2.3
Electrical Equipment	2.1
Short Term Investment	2.1
Oil & Gas-Exploration & Production	2.0
Energy Equipment & Services	2.0
Diversified Telecommunication Services	2.0
Health Care Equipment & Supplies	1.8
Aerospace & Defense	1.5
Life Sciences Tools & Services	1.5
Auto Components	1.5
Diversified Consumer Services	1.4
Textiles, Apparel & Luxury Goods	1.3

	% of Net Assets
Media	1.3%
Airlines	1.3
Internet & Catalog Retail	1.2
Capital Markets	1.1
Biotechnology	1.0
Hotels Restaurants & Leisure	1.0
Containers & Packaging	1.0
Leisure Equipment & Products	0.8
Food & Staples Retailing	0.8
Food Products	0.7
Construction & Engineering	0.7
Multiline Retail	0.7
Gas Utilities	0.6
Building Products	0.5
Wireless Telecommunication Services	0.5
Personal Products	0.5
Tobacco	0.5
Trading Companies & Distributors	0.5
Thrift & Mortgage Finance	0.4
Health Care Technology	0.4
Diversified Financial Services	0.4
Electric Utilities	0.3
Industrial Conglomerates	0.3
Road & Rail	0.3
Consumer Finance	0.3
Air Freight & Logistics	0.3
Commercial Banks	0.3
Marine	0.2
Automobiles	0.2
Household Products	0.2
Paper & Forest Products	0.2
Multi-Utilities	0.1
Office Electronics	0.1
Beverages	0.1
Independent Power Producers & Energy Traders	0.0	*
Distributors	0.0	*
Real Estate Management & Development	0.0	*
Road & Rail (Warrant)	0.0	*
Liabilities in excess of other assets	(1.7)

	100.0%

*Amount is less than 0.05%.

OPPENHEIMER MAIN STREET SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Initial Class and the Russell 2000 Index

Comparison of Change in Value of a $10,000 Investment in the Oppenheimer Main Street Small Cap Fund – Service Class and the Russell 2000 Index

OPPENHEIMER MAIN STREET SMALL CAP FUND

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Oppenheimer Main Street Small Cap Fund	(1.44)%	5.32%	14.40%	10.21%
Russell 2000 Index*	(1.57)%	6.80%	16.25%	4.73%
Service Class Shares
Oppenheimer Main Street Small Cap Fund	(2.11)%	N/A	N/A	(0.99)%
Russell 2000 Index*	(1.57)%	N/A	N/A	0.12%

*The performance data for the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Oppenheimer Main Street Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2007. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

FI LARGE CAP GROWTH FUND (subadvised by Pyramis Global Advisors, LLC)

The Consumer Discretionary and Industrial sectors finished as the two largest detractors to the Fund’s performance for the twelve-month period ended December 31, 2007, while Energy and Consumer Staples provided the majority of positive returns for the year.

Underperformance within the Consumer Discretionary sector stemmed largely from our holdings of national homebuilder stocks. These stocks suffered from downward revisions to 2007 earnings estimates due to a slowdown in the U.S. housing market as well as tighter lending standards in the wake of the subprime mortgage market meltdown. The Industrials sector was negatively affected by holdings in Airline companies that lagged the benchmark due largely to concerns over rising jet fuel costs and a possible recessionary economic environment. Conversely, the Energy sector posted positive returns due to our holdings of offshore drilling rig equipment providers that benefited from increased spending on oil exploration and record backlogs for drilling rigs. Additionally, stock selection in the Food & Staples Retailing industry led to positive contributions.

The Fund is positioned to gain from active stock selection utilizing a combination of quantitative and fundamental research platforms that seek companies with faster, more consistent growth prospects at attractive valuations. We continue to favor the Machinery industry, with positions across multiple business lines including agricultural equipment providers and crane manufacturers. We believe that these businesses will benefit from strong global infrastructure spending and continued demand for global crop production stemming from the energy markets. Additionally, we were overweight the Computers & Peripherals industry, focusing on personal computer manufacturers such as Apple Computer, Inc. and Hewlett-Packard Co. Apple continued to benefit from increased Mac personal computer sales as well as anticipated sales growth in its iPod and iPhone product lines. We believe that Hewlett-Packard’s strong market share gains across multiple business lines, such as servers, PC’s, and printers, should result in meaningful earnings growth. Within the Financials sector, we are bullish on the Insurance industry, maintaining positions in Property & Casualty insurance providers with strong balance sheets and attractive valuations that could benefit from potential merger & acquisition activity. Finally of note, we are underweight the Pharmaceuticals industry due to limited upside and a lack of compelling near-term growth catalysts.

FI LARGE CAP GROWTH FUND

TOP TEN EQUITY HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS At December 31, 2007

% of Net Assets
Apple Computer, Inc.	6.3%
Hewlett-Packard Co.	4.8
Cisco Systems, Inc.	4.4
Microsoft Corp.	4.2
National-Oilwell, Inc.	3.6
Nike, Inc.	3.4
AGCO Corp.	3.3
Wal-Mart Stores, Inc.	3.1
The Walt Disney Co.	3.1
Monsanto Co.	3.0

% of Net Assets
Computers & Peripherals	11.3%
Food & Staples Retailing	7.6
Machinery	7.3
Communications Equipment	7.2
Health Care Providers & Services	6.2
Media	4.9
Aerospace & Defense	4.8
Oil & Gas-Exploration & Production	4.7
Energy Equipment & Services	4.7
Semiconductors & Semiconductor Equipment	4.4
Software	4.2
Textiles, Apparel & Luxury Goods	3.9
Biotechnology	3.4
Insurance	3.4
Chemicals	3.0
Capital Markets	2.8
Pharmaceuticals	2.7
Diversified Telecommunication Services	2.3
Construction & Engineering	1.7
Short Term Investment	1.7
Electric Utilities	1.6
Internet Software & Services	1.4
Life Sciences Tools & Services	1.3
Hotels Restaurants & Leisure	1.3
Specialty Retail	1.1
Tobacco	1.0
Metals & Mining	0.9
Liabilities in excess of other assets	(0.8)

100.0%

FI LARGE CAP GROWTH FUND

Comparison of Change in Value of a $10,000 Investment in the FI Large Cap Growth Fund – Initial Class and the Russell 1000 Growth Index

Comparison of Change in Value of a $10,000 Investment in the FI Large Cap Growth Fund – Service Class and the Russell 1000 Growth Index

FI LARGE CAP GROWTH FUND

Total Returns for Period Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
FI Large Cap Growth Fund	N/A	N/A	N/A	6.88%
Russell 1000 Growth Index*	N/A	N/A	N/A	9.18%
Service Class Shares
FI Large Cap Growth Fund	6.78%	N/A	N/A	3.88%
Russell 1000 Growth Index*	(0.17)%	N/A	N/A	9.38%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics. The Russell 1000 Index includes the largest 1000 securities in the Russell 3000 Index, based on market cap. The Russell 3000 Index consists of the 3000 largest and most liquid stocks based and traded in the U.S.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the FI Large Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

***Initial Class Shares for the period from April 2, 2007 (commencement of operations) to December 31, 2007. Service Class Shares for the period from May 1, 2006 (commencement of operations) to December 31, 2007.

MANAGEMENT’S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (subadvised by Wellington Management Co., LLP)

US equity markets rose in the first half of the year as better-than-expected corporate earnings and M & A activity offset concerns of both rising interest rates and a persisting US housing slump. In the third quarter, credit concerns and the deteriorating housing environment weighed on equities, but markets rebounded somewhat as actions by the Federal Reserve helped allay fears of a recession. However, markets succumbed to a loss in the fourth quarter amid continued evidence of mounting subprime-related profit write-downs and a slowing US economy.

During the twelve-month period ended December 31, 2007, investor preferences reversed from last year, shifting to mid cap [7.98%] and large cap shares [5.49%] versus small cap stocks [-1.56%] when measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indexes respectively. Growth stocks [+11.42%] outperformed value [-7.27%] during the period, as measured by the Russell Midcap Growth and Russell 2500 Value indices. Within the S&P MidCap 400 Index, Energy and Materials were the best-performing sectors, while Financials and Consumer Discretionary were the only sectors to post negative returns.

Positive security selection was the primary driver of the Fund’s outperformance, although sector allocation also played a positive role. The Fund benefited from particularly strong stock selection within the Consumer Discretionary, Materials, and Health Care sectors, which more than offset the negative stock selection in the Information Technology and Industrials sectors. The Fund’s underweight allocation to the weakest performing Financials sector positively contributed to performance, as did its overweight allocation to the strong performing Industrials sector. Detracting modestly from performance was our underweight position in the top-performing Energy sector.

Foster Wheeler, Ltd., Potash Corp., and GlobalSantaFe Corp. were among the top relative and absolute contributors to performance for 2007. Global engineering and construction services company Foster Wheeler rose based on strong management execution and significant exposure to fast-growing international end markets and the strong power generation project spending cycle. Favorable agricultural demand trends spurred a sharp stock price appreciation in Canadian fertilizer and feed products company Potash. Shares of energy holding GlobalSantaFe were up due to growth in energy demand, coupled with supply constraints. Industrial parts manufacturer Precision Castparts Corp. was also a top absolute contributor for the year. We continue to hold stock in this company, as well as in Foster Wheeler, but sold our positions in Potash and GlobalSantaFe as the stocks approached our valuation targets.

Top detractors on a relative and absolute basis included information technology holdings Network Appliance, Inc. and MoneyGram International, Inc. Shares of enterprise storage company, Network Appliance, fell due to concerns that the firm may not meet investors’ lofty growth expectations. However, business trends and free cash flow growth remain strong, and we continue to hold the stock. Global payment services company MoneyGram International declined with lower earnings and concerns about the value of mortgage securities in the firm’s portfolio. We exited our position. We also eliminated our position in retail and institutional trading and financial services company E*TRADE Financial Corp. The company’s shares fell on credit concerns regarding its mortgage and home equity portfolios.

During the period, we increased the overweight to the Information Technology sector by adding new positions in software & services companies VeriSign, Inc. and The Western Union Co. We added to Materials holdings with a new purchase in Cleveland-Cliffs, Inc. We reduced our overweight to Industrials, eliminating capital goods firm American Standard after it successfully initiated plans to divest divisions.

Sector exposure is predominantly a fall-out of stock selection. At year-end our largest overweights relative to the S&P MidCap 400 Index were to the Information Technology and Industrials sectors, while the largest underweights were to Financials and Utilities.

BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS At December 31, 2007	INDUSTRY WEIGHTINGS At December 31, 2007

% of Net Assets
Beckman Coulter, Inc.	1.9%
Republic Services, Inc.	1.8
Cleveland-Cliffs, Inc.	1.7
Western Union Co./the	1.6
Forest Oil Corp.	1.6
CF Industries Holdings, Inc.	1.6
SUPERVALU, Inc.	1.5
Community Health Systems, Inc.	1.5
Foster Wheeler, Ltd.	1.5
VeriSign, Inc.	1.5

% of Net Assets
Software	7.1%
Commercial Services & Supplies	7.0
Oil & Gas-Consumable Fuels	6.6
Specialty Retail	4.7
Health Care Providers & Services	4.6
Capital Markets	4.2
Metals & Mining	4.1
Machinery	3.8
Chemicals	3.4
Health Care Equipment & Supplies	3.3
Semiconductors & Semiconductor Equipment	3.2
Food & Staples Retailing	3.0
Pharmaceuticals	2.7
Biotechnology	2.6
Road & Rail	2.5
Internet Software & Services	2.5
Electric Utilities	2.5
Construction & Engineering	2.1
Textiles & Apparel	2.1
Computers & Peripherals	2.1
Aerospace & Defense	2.0
Electronic Equipment & Instruments	2.0
Communications Equipment	1.8
Energy Equipment & Services	1.8
Household Durables	1.7
Insurance	1.6
IT Services	1.6
Household Products	1.5
Life Sciences Tools & Services	1.5
Gas Utilities	1.2
Distributors	1.1
Air Freight & Logistics	1.1
Diversified Consumer Services	1.0
Media	1.0
Commercial Banks	0.8
Containers & Packaging	0.7
Auto Components	0.7
Real Estate Management & Development	0.7
Wireless Telecommunication Services	0.7
REITS	0.6
Hotels Restaurants & Leisure	0.5
Diversified Financial Services	0.3
Short Term Investment	0.1
Liabilities in excess of other assets	(0.1)

100.0%

BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Blue Chip Mid Cap Fund  –  Initial Class and the S&P MidCap 400 Index

Total Returns for Periods Ended December 31, 2007**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Blue Chip Mid Cap Fund	15.41%	14.41%	18.81%	14.52%
S&P MidCap 400 Index*	7.98%	10.27%	16.19%	11.09%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and/or reimbursed certain other expenses during these periods. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2007.

EXPENSE INFORMATION

December 31, 2007 (Unaudited)

Information About Your Fund’s Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During the Period”.

Hypothetical (5% annual return before expenses): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds.

Expense Information

All Cap Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$916.70	$4.35
Service Class	$1,000.00	$915.40	$5.55

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.67	$4.58
Service Class	$1,000.00	$1,019.41	$5.85

Money Market Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,023.80	$2.55
Service Class	$1,000.00	$1,022.50	$3.82

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,022.68	$2.55
Service Class	$1,000.00	$1,021.42	$3.82

Investment Grade Bond Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,029.90	$3.84
Service Class	$1,000.00	$1,028.60	$5.11

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.42	$3.82
Service Class	$1,000.00	$1,020.16	$5.09

Real Estate Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$914.40	$5.31
Service Class	$1,000.00	$913.30	$6.51

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,019.66	$5.60
Service Class	$1,000.00	$1,018.40	$6.87

EXPENSE INFORMATION (Continued)

December 31, 2007 (Unaudited)

Davis Venture Value Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$975.70	$4.48
Service Class	$1,000.00	$973.30	$5.72

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.67	$4.58
Service Class	$1,000.00	$1,019.41	$5.85

FI Large Cap Growth Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$1,032.60	$4.15
Service Class	$1,000.00	$1,031.60	$5.43

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,021.12	$4.13
Service Class	$1,000.00	$1,019.86	$5.40

Oppenheimer Main Street Small Cap Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$898.30	$4.78
Service Class	$1,000.00	$897.40	$5.98

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.16	$5.09
Service Class	$1,000.00	$1,018.90	$6.36

Blue Chip Mid Cap Fund
Actual	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During the Period*
Initial Class	$1,000.00	$990.70	$5.02

Hypothetical (5% annual return before expenses)
Initial Class	$1,000.00	$1,020.16	$5.09

*	For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.90%, 1.15%, 0.75%, 1.00%, 0.50%, 0.75%, 1.10%, 1.35%, 0.90%, 1.15%, 1.00%, 1.25%, 0.81%, 1.06% and 1.00% for the All Cap Fund – Initial Class, All Cap Fund – Service Class, Investment Grade Bond Fund – Initial Class, Investment Grade Bond Fund – Service Class, Money Market Fund – Initial Class, Money Market Fund – Service Class, Real Estate Fund – Initial Class, Real Estate Fund – Service Class, Davis Venture Value Fund – Initial Class, Davis Venture Value Fund – Service Class, Oppenheimer Main Street Small Cap Fund – Initial Class, Oppenheimer Main Street Small Cap Fund – Service Class, FI Large Cap Growth Fund – Initial Class, FI Large Cap Growth Fund – Service Class, and Blue Chip Mid Cap Fund – Initial Class, respectively.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 95.3%
AEROSPACE & DEFENSE – 3.8%
AerCap Holdings*	5,422	$113,157
Honeywell International, Inc.	2,306	141,980
The Boeing Co.	1,388	121,395
United Technologies Corp.	1,697	129,888

		506,420

AIR FREIGHT & LOGISTICS – 0.6%
FedEx Corp.	864	77,043

BEVERAGES – 2.9%
Anheuser-Busch Cos., Inc.	2,364	123,732
Coca-Cola Co	2,194	134,646
PepsiCo, Inc.	1,664	126,297

		384,675

BIOTECHNOLOGY – 0.7%
Amgen, Inc.*	2,115	98,221

CAPITAL MARKETS – 2.0%
Merrill Lynch & Co., Inc.	1,561	83,795
The Goldman Sachs Group, Inc.	844	181,502

		265,297

CHEMICALS – 1.7%
E.I. du Pont de Nemours & Co.	2,428	107,050
The Dow Chemical Co.	2,971	117,117

		224,167

COMMERCIAL BANKS – 3.0%
Wachovia Corp.	5,425	206,313
Wells Fargo & Co.	6,641	200,492

		406,805

COMMUNICATIONS EQUIPMENT – 9.5%
Acme Packet, Inc.*	36,256	456,463
Bookham, Inc*	54,633	130,026
MRV Communications, Inc.*	144,169	334,472
Opnext, Inc.*	15,055	133,237
Tellabs, Inc.*	33,759	220,784

		1,274,982

COMPUTERS & PERIPHERALS – 7.0%
Brocade Communications Systems, Inc.*	34,834	255,682
Concurrent Computer Corp*	108,275	89,868
International Business Machines Corp.	1,443	155,988
Rackable Systems, Inc.*	43,426	434,260

		935,798

	Shares	Value

CONSUMER FINANCE – 1.0%
American Express Co.	2,676	$139,206

DIVERSIFIED FINANCIAL SERVICES – 4.1%
Bank of America Corp.	7,809	322,200
JPMorgan Chase & Co.	5,268	229,948

		552,148

DIVERSIFIED TELECOMMUNICATION SERVICES – 3.0%
AT&T, Inc.	6,513	270,680
Verizon Communications, Inc.	2,982	130,284

		400,964

ELECTRIC UTILITIES – 2.0%
Duke Energy Corp.	6,376	128,604
Exelon Corp.	1,646	134,379

		262,983

FOOD & STAPLES RETAILING – 1.7%
CVS Caremark Corp.	3,380	134,355
Wal-Mart Stores, Inc.	2,094	99,528

		233,883

FOOD PRODUCTS – 0.3%
Kraft Foods, Inc.	1,181	38,536

HEALTH CARE EQUIPMENT & SUPPLIES – 6.3%
Boston Scientific Corp.*	19,650	228,530
Clinical Data, Inc.*	27,750	617,437

		845,967

HEALTH CARE PROVIDERS & SERVICES – 3.7%
Tenet Healthcare Corp.*	43,214	219,527
UnitedHealth Group, Inc.	2,631	153,124
WellPoint, Inc.*	1,332	116,857

		489,508

HEALTH CARE TECHNOLOGY – 0.9%
Merge Technologies, Inc.*	103,449	123,104

HOTELS RESTAURANTS & LEISURE – 0.6%
Cosi, Inc.*	37,956	85,021

HOUSEHOLD PRODUCTS – 2.4%
Kimberly-Clark Corp.	1,681	116,560
The Procter & Gamble Co.	2,764	202,933

		319,493

See Notes to Financial Statements.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Shares	Value

INDUSTRIAL CONGLOMERATES – 3.3%
3m Co.	1,436	$121,083
General Electric Co.	8,596	318,654

		439,737

INSURANCE – 1.4%
Lincoln National Corp	1,687	98,217
The Allstate Corp.	1,800	94,014

		192,231

INTERNET & CATALOG RETAIL – 1.2%
Drugstore.com*	46,829	154,536

LEISURE EQUIPMENT & PRODUCTS – 1.5%
Eastman Kodak Co.	3,417	74,730
Mattel, Inc.	6,485	123,474

		198,204

MEDIA – 3.4%
Comcast Corp. Class A*	5,071	92,596
The Walt Disney Co.	3,600	116,208
Time Warner, Inc.	6,480	106,985
Viacom, Inc.*	3,037	133,385

		449,174

MULTI-UTILITIES – 0.9%
Dominion Resources, Inc.	2,412	114,449

MULTILINE RETAIL – 1.0%
Macy’s, Inc.	3,232	83,612
Tuesday Morning Corp.	10,795	54,731

		138,343

OIL & GAS-EXPLORATION & PRODUCTION – 8.7%
ChevronTexaco Corp.	2,828	263,937
ConocoPhillips	1,323	116,821
Exxon Mobil Corp.	4,516	423,104
Massey Energy Co.	10,047	359,180

		1,163,042

PAPER & FOREST PRODUCTS – 1.0%
Domtar Corp.*	16,701	128,431

*	Non-income producing security

	Shares	Value

PHARMACEUTICALS – 7.9%
Abbott Laboratories	1,771	$99,442
Bristol-Myers Squibb Co.	4,490	119,075
Eli Lilly & Co.	1,851	98,825
Johnson & Johnson	2,727	181,891
Merck & Co., Inc.	2,820	163,870
Pfizer, Inc.	6,437	146,313
Schering-Plough Corp.	4,732	126,060
Wyeth	2,632	116,308

		1,051,784

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.2%
Analog Devices, Inc.	3,613	114,532
Broadcom Corp.*	3,907	102,129
Marvell Technology Group, Ltd.*	14,941	208,875

		425,536

SOFTWARE – 1.1%
Microsoft Corp.	4,322	153,863

SPECIALTY RETAIL – 1.8%
Best Buy Co., Inc.	2,789	146,841
Lowe’s Cos., Inc.	4,174	94,416

		241,257

TOBACCO – 1.0%
Altria Group, Inc.	1,706	128,941

WIRELESS TELECOMMUNICATION SERVICES – 0.7%
Sprint Nextel Corp.	6,827	89,639

Total Common Stocks (cost $13,111,884)		12,733,388

SHORT TERM INVESTMENT – 3.5%
MUTUAL FUNDS – 3.5%
Federated Prime Obligation Fund (cost $463,863)	463,863	463,863

TOTAL INVESTMENTS – 98.8% (cost $13,575,747)		13,197,251
Other assets less liabilities – 1.2%		154,729

NET ASSETS – 100.0%		$13,351,980

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

ASSET BACKED SECURITIES – 0.7%
Airplanes Pass Through Trust Series D (1) 10.88%, 3/15/12	$494	$0
Peco Energy Transition Trust 6.13%, 3/1/09	481	483,806

Total Asset Backed Securities (cost $813,742)		483,806

CORPORATE DEBT OBLIGATIONS – 45.4%
AUTOMOTIVE – 0.6%
Ford Motor Credit Co. 8.00%, 12/15/16	500	424,706

BANKS – 2.2%
HBOS PLC (2) 5.92%, 10/1/15	500	436,112
Huntington Capital 6.65%, 5/15/37	300	256,246
Icici Bank, Ltd. (2) 6.38%, 4/30/22	300	271,565
Washington Mutual Preferred Funding Trust (2) 6.53%, 3/15/11	750	463,072

		1,426,995

BROKERAGE – 2.7%
Jefferies Group, Inc. 6.25%, 1/15/36	500	446,933
Lehman Brothers Holdings, Inc. 5.75%, 5/17/13	500	502,772
Merrill Lynch & Co., Inc. 5.70%, 5/2/17	400	381,238
Morgan Stanley 4.75%, 4/1/14	500	468,427

		1,799,370

BUILDING MATERIALS – 1.6%
C10 Capital Spv., Ltd. (2) 6.72%, 12/31/16	650	598,234
Owens Corning, Inc. 6.50%, 12/1/16	500	457,869

		1,056,103

CABLE – 0.9%
Time Warner Entertainment Co. 10.15%, 5/1/12	500	587,731

	Principal Amount (000)	Value

DIVERSIFIED MANUFACTURING – 1.1%
General Electric Co. 5.25%, 12/6/17	$700	$698,506

ELECTRIC UTILITIES – 2.5%
Allegheny Energy Supply Co. LLC (2) 8.25%, 4/15/12	750	800,625
Nisource Finance Corp. 6.40%, 3/15/18	650	648,538
PSEG Energy Holdings, Inc. 8.50%, 6/15/11	200	208,423

		1,657,586

ELECTRONICS – 0.9%
Sanmina-sci Corp. (2) 7.74%, 6/15/10	599	597,502

FINANCIAL SERVICES – 5.4%
Allied Capital Corp. 6.00%, 4/1/12	500	449,642
American Capital Strategies Ltd 6.85%, 8/1/12	650	655,125
Capital One Capital III 7.69%, 8/15/36	700	569,214
CIT Group Funding Co. 4.65%, 7/1/10	350	332,857
Countrywide Financial Corp 6.25%, 5/15/16	325	187,060
Discover Financial Services (2) 6.45%, 6/12/17	650	625,895
General Motors Acceptance Corp. 7.00%, 2/1/12	300	254,528
Noble Group, Ltd. (2) 6.63%, 3/17/15	500	467,124

		3,541,445

FOOD, BEVERAGES & RESTAURANTS – 0.9%
Delhaize Group (2) 6.50%, 6/15/17	600	613,816

GAMING – 1.9%
Caesars Entertainment, Inc. 7.00%, 4/15/13	200	228,812
Mashantucket Western Pequot Tribe (2) 8.50%, 11/15/15	1,000	1,005,000

		1,233,812

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

GAS & PIPELINE UTILITIES – 3.7%
Dynegy Holdings, Inc. 6.88%, 4/1/11	$115	$110,975
Enterprise Products Operating LP 7.03%, 1/15/68	1,000	906,445
Southern Natural Gas Co. (2) 5.90%, 4/1/17	500	491,784
Southern Union Co. 7.20%, 11/1/66	380	373,760
Transcanada Pipelines, Ltd. 6.35%, 5/15/67	600	562,368

		2,445,332

HEALTH CARE-FACILITIES – 1.2%
Covidien International Finance (2) 6.00%, 10/15/17	800	827,787

HEALTH SERVICES – 0.8%
Humana, Inc. 6.45%, 6/1/16	500	503,829

HOME CONSTRUCTION – 0.9%
KB Home & Broad Home Corp. 6.38%, 8/15/11	650	594,750

INSURANCE – 2.9%
Assured Guaranty US Holdings, Inc. 6.40%, 12/15/66	600	563,669
Liberty Mutual Group, Inc. (2) 7.80%, 3/15/37	750	667,138
Prudential Financial, Inc. 6.00%, 12/1/17	700	697,113

		1,927,920

METALS – 2.0%
United States Steel Corp. 6.05%, 6/1/17	700	657,883
Vale Overseas, Ltd. 6.88%, 11/21/36	650	657,547

		1,315,430

OIL – 0.6%
Pemex Finance, Ltd. 9.03%, 2/15/11	390	412,425

	Principal Amount (000)	Value

PAPER – 0.9%
Abitibi-Consolidated, Inc. 5.25%, 6/20/08	$650	$622,375

REFINING – 0.7%
Tesoro Corp. 6.50%, 6/1/17	500	495,000

REITS – 4.5%
Commercial Net Lease Realty 6.25%, 6/15/14	550	571,366
7.13%, 3/15/08	600	602,849
Realty Income Corp. 6.75%, 8/15/19	500	515,809
Reckson Operating Partnership 5.15%, 1/15/11	700	705,610
Simon Property Group LP 5.75%, 5/1/12	550	553,290

		2,948,924

RETAIL – 2.1%
Controladora Commercial Mexicana S.A. de C.V. 6.63%, 6/1/15	600	620,880
Home Depot, Inc. 5.88%, 12/16/36	450	379,755
JC Penney Corp., Inc. 5.75%, 2/15/18	425	399,209

		1,399,844

SOFTWARE – 1.1%
Fiserv, Inc. 6.80%, 11/20/17	700	716,086

TELECOMMUNICATIONS – 3.3%
Intelsat 6.50%, 11/1/13	260	189,150
Rogers Wireless, Inc. 8.00%, 12/15/12	1,000	1,043,308
Sprint Capital Corp. 6.90%, 5/1/19	400	397,347
Telecom Italia Capital 4.95%, 9/30/14	600	577,849

		2,207,654

Total Corporate Debt Obligations (cost $31,266,517)		30,054,928

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

COMMERCIAL MORTGAGE BACKED SECURITIES – 8.7%
Bear Stearns Commercial Mortgage Securities 5.79%, 9/11/42	$1,000	$1,017,710
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-C1 Class A3 5.23%, 7/15/44	750	749,118
Commercial Mortgage Asset Trust Series 1999-C1 Class F (2) 6.25%, 1/17/32	400	426,111
CS First Boston Mortgage Securities Corp. Series 2000-C1 Class A2 7.55%, 4/15/62	400	418,061
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2 4.08%, 5/10/36	800	770,343
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2 4.22%, 4/10/40	220	218,579
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4 4.80%, 8/10/42	200	192,407
GS Mortgage Securities Corp. Series 2005-GG4 Class AJ 4.78%, 7/10/39	700	636,350
JP Morgan Chase Commercial Mortgage Series 2005 LDP5 Mortgage Certificate Class A3 5.21%, 12/15/44 (4)	550	548,240
JP Morgan Chase Commercial Mortgage Securities Corp. 5.88%, 4/15/45 (4)	500	507,981
Wachovia Bank Commercial Mortgage Trust Series 2003-C9 Class A2 3.96%, 12/15/35	235	232,791

Total Commercial Mortgage Backed Securities (cost $5,705,655)		5,717,691

	Principal Amount (000)	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 45.2%
Federal Home Loan Mortgage
5.00%, 9/1/19	$324	$324,916
5.00%, 11/1/19	612	613,213
5.50%, 10/1/17	174	176,694
5.50%, 11/1/17	337	341,387
5.50%, 9/15/28	600	610,384
5.50%, 6/1/33	338	338,341
5.50%, 3/1/36	443	438,142
5.50%, 9/1/37	1,987	1,983,049
6.00%, 1/1/17	83	85,223
6.00%, 2/1/29	20	20,270
6.00%, 8/1/37	979	993,795
6.50%, 10/1/16	44	45,785
6.50%, 11/1/16	5	5,586
6.50%, 9/1/34	293	301,888
6.50%, 4/1/35	172	177,427
6.73%, 8/1/32	104	104,686
7.00%, 11/1/29	27	28,521
7.00%, 1/1/31	13	13,420
7.00%, 4/1/31	5	5,099
7.00%, 8/1/31	158	166,043
7.50%, 3/1/30	7	7,152
7.50%, 12/1/30	17	18,061
Federal National Mortgage Assn.
4.50%, 6/1/19	1,203	1,182,811
5.00%, 6/1/18	402	402,808
5.00%, 7/1/20	998	999,108
5.00%, 10/1/20	376	375,984
5.00%, 12/1/20	236	236,379
5.00%, 10/1/35	54	53,064
5.00%, 5/1/36	2,105	2,022,785
5.00%, 7/1/36	631	615,962
5.05%, 4/28/15	1,000	1,002,402
5.50%, 3/1/22	466	472,234
5.50%, 12/1/32	1,162	1,163,626
5.50%, 6/1/35	1,237	1,236,705
5.50%, 8/1/35	794	793,667
5.50%, 6/1/37	2,438	2,435,389
5.50%, 7/1/37	1,487	1,485,240
6.00%, 12/1/13	3	2,906
6.00%, 11/1/16	21	21,308
6.00%, 1/25/32	3,032	3,098,344
6.00%, 8/1/34	414	421,379
6.00%, 12/1/36	924	938,851

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

6.00%, TBA (5)	$1,000	$1,014,805
8.00%, 8/1/30	4	4,529
Government National Mortgage Assn.
6.00%, 8/15/16	52	53,670
6.00%, TBA	450	459,144
6.50%, 9/15/31	86	89,127
6.50%, 3/15/32	91	94,681
6.50%, 9/15/32	118	122,705
6.50%, 10/15/32	124	128,651
7.00%, 12/15/14	29	30,284
7.00%, 2/15/28	20	21,325
7.50%, 3/15/30	3	3,571
7.50%, 9/15/30	36	38,480
U.S. Treasury Notes (3)
1.88%, 7/15/13	1,138	1,172,179
2.00%, 1/15/14	283	291,970
4.63%, 2/15/17	600	627,282

Total U.S. Government Agency Obligations (cost $29,533,462)		29,912,437

	Shares	Value

SHORT TERM INVESTMENTS – 1.6%
MUTUAL FUNDS – 1.6%
Federated Prime Obligation Fund	1,042,698	$1,042,698
SSGA Money Market Fund	7	7

		1,042,705

Total Short Term Investments (cost $1,042,705)		1,042,705

TOTAL INVESTMENTS – 101.6%
(cost $68,362,081)		67,211,567
Liabilities in excess of other assets – (1.6)%		(1,056,207)

NET ASSETS – 100.0%		$66,155,360

(1)	Security is in default.
(2)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 these securities amounted to $8,291,765, representing 12.53% of net assets.
(3)	Security or a portion of the security has been designated as collateral for TBA securities.
(4)	Variable rate security. The interest rate shown reflects the rate in effect as of December 31, 2007.
(5)	Security purchased on a delayed delivery basis.

TBA = to be announced

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

COMMERCIAL PAPER – 98.3%
American Express Credit Corp.
4.75%, 1/16/08	$3,400	$3,393,271
American General Finance Corp. (1)
5.03%, 2/1/08	5,270	5,247,174
Bankamerica Corp.
4.82%, 2/11/08	2,200	2,187,923
5.00%, 1/11/08	2,000	1,997,222
5.02%, 1/11/08	1,030	1,028,564
Barclays U.S. Funding
4.87%, 1/3/08	1,300	1,299,648
5.10%, 1/18/08	200	199,518
CIT Group, Inc. (1)
5.70%, 1/16/08	1,750	1,745,844
5.70%, 1/18/08	1,000	997,308
5.70%, 1/22/08	2,500	2,491,688
Citigroup Funding, Inc.
4.65%, 1/14/08	5,000	4,991,604
Coca Cola Co. (1)
4.69%, 1/7/08	2,845	2,842,776
Dupont (E.I.) De Nemours & Co. (1)
4.18%, 1/18/08	5,200	5,189,736
FCAR Owner Trust
5.56%, 3/17/08	5,220	5,158,729
General Electric Capital Corp.
4.38%, 2/22/08	1,000	993,673
4.54%, 4/10/08	1,000	987,389
4.65%, 3/6/08	1,400	1,388,246
Goldman Sachs Group
4.80%, 1/18/08	5,200	5,188,213
Harley Davidson (1)
4.48%, 2/27/08	4,000	3,971,627
HSBC Finance Corp.
4.60%, 3/12/08	3,125	3,096,649
4.70%, 3/7/08	2,075	2,057,120
KFW International Finance, Inc. (1)
4.25%, 2/8/08	1,600	1,592,822
4.50%, 1/4/08	3,500	3,498,688
Merrill Lynch & Co., Inc.
5.03%, 1/10/08	200	199,749
5.17%, 2/28/08	5,000	4,958,353
Morgan Stanley Dean Witter & Co.
5.02%, 5/19/08	3,000	2,941,852
5.40%, 1/2/08	2,135	2,134,680
National Rural Utilities Cooperative Finance Corp.
4.25%, 1/23/08	200	199,481
4.58%, 1/15/08	5,000	4,991,094

	Principal Amount (000)	Value

Prudential Funding LLC
4.64%, 1/24/08	$1,100	$1,096,739
4.79%, 1/14/08	3,225	3,219,422
Rabobank USA Financial Corp.
4.55%, 1/4/08	5,000	4,998,104
Societe Generale North America
5.14%, 1/15/08	5,395	5,384,216
State Street Corp.
4.52%, 1/4/08	5,300	5,298,004
The Procter & Gamble Co. (1)
4.22%, 1/25/08	5,000	4,985,933
Thunder Bay Funding (1)
5.90%, 1/8/08	4,400	4,394,952
5.95%, 1/10/08	700	698,959
Toyota Credit de Puerto Rico
4.39%, 3/26/08	2,000	1,979,269
4.81%, 1/28/08	1,850	1,843,326
4.88%, 2/14/08	1,395	1,386,680
UBS Finance, Inc.
4.66%, 3/20/08	4,000	3,959,139
4.67%, 1/30/08	1,253	1,248,291
United Parcel Service
4.42%, 1/7/08	5,000	4,996,317
Wal Mart Stores, Inc. (1)
4.65%, 1/23/08	2,730	2,722,242
Wells Fargo & Co.
4.30%, 1/17/08	3,500	3,493,311

Total Commercial Paper (amortized cost $128,675,545)		128,675,545

	Shares
MUTUAL FUNDS – 1.7%
Federated Prime Obligation Fund	2,181,833	2,181,833
SSGA Money Market Fund	1,507	1,507

Total Mutual Funds (cost $2,183,340)		2,183,340

TOTAL INVESTMENTS – 100.0%
(cost $130,858,885)		130,858,885
Liabilities in excess of other assets – 0.0%		(7,413)

NET ASSETS – 100.0%		$130,851,472

(1)	Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 these securities amounted to $40,379,749, representing 30.85% of net assets.

See Notes to Financial Statements.

REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS – 93.6%
APARTMENTS – 10.0%
AvalonBay Communities, Inc.	73,047	$6,876,644
BRE Properties, Inc.	167,511	6,789,221
Equity Residential Properties Trust	166,717	6,080,169
GMH Communities Trust	1,140,213	6,293,976

		26,040,010

DIVERSIFIED – 7.4%
Lexington Corporate Properties Trust	598,114	8,696,578
Vornado Realty Trust	119,821	10,538,257

		19,234,835

HEALTH CARE EQUIPMENT & SERVICES – 18.4%
HCP, Inc.	239,596	8,333,149
Medical Properties Trust, Inc.	639,493	6,516,434
Nationwide Health Properties, Inc.	214,928	6,742,291
Tenet Healthcare Corp.*	1,703,224	8,652,378
Ventas, Inc.	388,469	17,578,222

		47,822,474

HOTELS & RESTAURANTS – 2.2%
Host Marriott Corp.	333,503	5,682,891

OFFICE – 12.4%
Alexandria Real Estate Equities, Inc.	115,715	11,764,744
Douglas Emmett, Inc.	82,516	1,865,687
Highwoods Properties, Inc.	286,211	8,408,879
SL Green Reality Corp.	110,987	10,372,845

		32,412,155

REGIONAL MALLS – 17.7%
General Growth Properties, Inc.	180,599	7,437,067
Macerich Co.	159,258	11,316,873
Pennsylvania Real Estate Investment	354,250	10,514,140
Simon Property Group, Inc.	195,243	16,958,807

		46,226,887

SHOPPING CENTERS – 9.5%
Developers Diversified Realty Corp.	190,965	7,312,050
Kimco Realty Corp.	277,558	10,103,111
Regency Centers Corp.	113,484	7,318,583

		24,733,744

*	Non-income producing security

	Shares	Value

STORAGE – 2.7%
Public Storage, Inc.	94,417	$6,931,152

TIMBER & FOREST PRODUCTS – 5.2%
Plum Creek Timber Co., Inc.	292,928	13,486,405

WAREHOUSE & INDUSTRIAL – 8.1%
Eastgroup Properties, Inc.	177,338	7,421,596
ProLogis Trust	217,100	13,759,798

		21,181,394

Total Real Estate Investment Trusts (cost $243,478,919)		243,751,947

	Principal Amount (000)
SHORT TERM INVESTMENTS – 5.6%
COMMERCIAL PAPER – 2.3%
Goldman Sachs Group 4.80%, 01/18/2008	$4,000	3,990,933
Merrill Lynch & Co. 4.83%, 01/14/2008	2,000	1,996,512

		5,987,445

	Shares
MUTUAL FUNDS – 3.3%
Federated Prime Obligation Fund	8,697,047	8,697,047

Total Short Term Investments (cost $14,684,492)		14,684,492

TOTAL INVESTMENTS – 99.2% (cost $258,163,411)		258,436,439
Other assets less liabilities – 0.8%		2,070,074

NET ASSETS – 100.0%		$260,506,513

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 96.4%
AIR FREIGHT & LOGISTICS – 0.5%
Toll Holdings, Ltd.	AU	10,319	$103,744
United Parcel Services, Inc. Class B		4,800	339,456

			443,200

AUTOMOBILES – 1.2%
Harley-Davidson, Inc.		20,300	948,213

BEVERAGES – 2.3%
Diageo PLC ADR		12,800	1,098,624
Heineken Holding NV	NL	13,425	760,193

			1,858,817

CAPITAL MARKETS – 4.3%
Ameriprise Financial, Inc.		14,580	803,504
Bank Of New York Mellon Corp.		22,100	1,077,596
E*Trade Financial Corp.*		4,400	15,620
Merrill Lynch Private Placement		22,800	1,064,760
Morgan Stanley		6,800	361,148
State Street Corp.		2,100	170,520

			3,493,148

COMMERCIAL BANKS – 4.6%
Commerce Bancorp, Inc.		11,550	440,517
HSBC Holdings PLC	GB	24,084	403,668
Wachovia Corp.		32,020	1,217,721
Wells Fargo & Co.		53,800	1,624,222

			3,686,128

COMMERCIAL SERVICES & SUPPLIES – 1.0%
D & B Corp.		9,300	824,259

COMPUTERS & PERIPHERALS – 1.8%
Dell, Inc.*		33,800	828,438
Hewlett-Packard Co.		11,800	595,664

			1,424,102

CONSTRUCTION MATERIALS – 1.4%
Martin Marietta Materials, Inc.		4,800	636,480
Vulcan Materials Co.		6,000	474,540

			1,111,020

	Country Code**	Shares	Value

CONSUMER FINANCE – 4.1%
American Express Co.		62,200	$3,235,644
Discover Financial Services		3,350	50,518

			3,286,162

CONTAINERS & PACKAGING – 1.5%
Sealed Air Corp.		51,300	1,187,082

DIVERSIFIED CONSUMER SERVICES – 0.8%
H&R Block, Inc.		34,300	636,951

DIVERSIFIED FINANCIAL SERVICES – 5.0%
Citigroup, Inc.		23,633	695,755
JPMorgan Chase & Co.		65,146	2,843,623
Moody’s Corp.		14,700	524,790

			4,064,168

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.8%
Agilent Technologies, Inc.*		13,000	477,620
Tyco Electronics Ltd		25,332	940,577

			1,418,197

ENERGY EQUIPMENT & SERVICES – 0.9%
Transocean, Inc.*		5,307	759,697

FOOD & STAPLES RETAILING – 7.7%
Costco Wholesale Corp.		54,400	3,794,944
CVS Caremark Corp.		28,545	1,134,664
Wal-Mart Stores, Inc.		27,700	1,316,581

			6,246,189

FOOD PRODUCTS – 0.2%
The Hershey Co.		3,400	133,960

HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
Covidien Ltd		26,412	1,169,787

HEALTH CARE PROVIDERS & SERVICES – 2.5%
Cardinal Health, Inc.		10,300	594,825
Express Scripts, Inc.*		7,980	582,540
UnitedHealth Group, Inc.		14,930	868,926

			2,046,291

HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	NL	1,760	130,410

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

HOUSEHOLD PRODUCTS – 1.2%
The Procter & Gamble Co.		12,900	$947,118

INDUSTRIAL CONGLOMERATES – 1.3%
Tyco International Ltd		26,332	1,044,064

INSURANCE – 15.0%
Ambac Financial Group, Inc.		6,410	165,186
American International Group, Inc.		50,200	2,926,660
Aon Corp.		10,300	491,207
Berkshire Hathaway, Inc. Class A*		22	3,115,200
Loews Corp.		38,600	1,943,124
Markel Corp.*		140	68,754
MBIA, Inc.		5,800	108,054
Millea Holdings, Inc.	JP	17,500	590,565
Nipponkoa Insurance Co Ltd	JP	36,600	333,189
The Principal Financial Group, Inc.		4,300	296,012
The Progressive Corp.		66,000	1,264,560
Transatlantic Holdings, Inc.		11,087	805,692

			12,108,203

INTERNET & CATALOG RETAIL – 0.6%
Amazon.com, Inc.*		2,900	268,656
Liberty Media Corp – Interactive Series A*		11,000	209,880

			478,536

INTERNET SOFTWARE & SERVICES – 0.6%
Google, Inc., Class A*		660	456,377

IT SERVICES – 1.6%
Iron Mountain, Inc.*		34,950	1,293,849

MARINE – 0.6%
China Shipping Development Co., Ltd	HK	76,000	200,785
Kuehne & Nagel International AG	CH	3,000	287,506

			488,291

	Country Code**	Shares	Value

MEDIA – 5.4%
Comcast Corp. Class A Special*		92,200	$1,670,664
Grupo Televisa Sa ADR		12,000	285,240
Lagardere S.C.A.	FR	5,000	374,943
Liberty Media Corp – Capital Series A*		2,240	260,938
News Corp., Class A		61,100	1,251,939
Virgin Media, Inc.	GB	14,152	242,565
WPP Group PLC ADR		3,600	231,444

			4,317,733

METALS & MINING – 0.6%
BHP Billiton PLC	GB	6,800	209,268
Rio Tinto PLC	GB	2,900	306,936

			516,204

MULTILINE RETAIL – 0.1%
Sears Holdings Corp.*		1,140	116,337

OIL & GAS-EXPLORATION & PRODUCTION – 14.8%
Canadian Natural Resources, Ltd.		13,700	1,002,018
China Coal Energy Co.	HK	213,100	670,942
ConocoPhillips		41,928	3,702,243
Devon Energy Corp.		24,400	2,169,404
EOG Resources, Inc.		20,800	1,856,400
Occidental Petroleum Corp.		33,100	2,548,369

			11,949,376

PERSONAL PRODUCTS – 0.4%
Avon Products, Inc.		8,950	353,794

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.3%
Hang Lung Group, Ltd.	HK	47,000	258,285

ROAD & RAIL – 0.1%
Asciano Group	AU	7,300	44,868

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.7%
Texas Instruments, Inc.		16,700	557,780

SOFTWARE – 2.5%
Microsoft Corp.		56,700	2,018,520

SPECIALTY RETAIL – 1.4%
Bed Bath & Beyond, Inc.*		13,300	390,887

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CarMax, Inc.*		23,700	$468,075
Lowe’s Cos., Inc.		11,900	269,178

			1,128,140

TOBACCO – 3.7%
Altria Group, Inc.		39,100	2,955,178

TRANSPORTATION – 1.0%
China Merchants Holdings International Co., Ltd.	HK	99,366	619,333
Cosco Pacific, Ltd.	HK	83,300	220,071

			839,404

WIRELESS TELECOMMUNICATION SERVICES – 1.3%
SK Telecom Co., Ltd. ADR		14,800	441,632
Sprint Nextel Corp.		43,800	575,094

			1,016,726

Total Common Stocks (cost $59,406,371)			77,756,564

	Principal Amount (000)	Value

SHORT TERM INVESTMENT – 3.8%
REPURCHASE AGREEMENT – 3.8%
State Street Bank and Trust Company 3.63%, 1/2/08 (collateralized by $2,830,000 Treasury Inflation Note, 1.875%, 07/15/15, with a value of $3,127,150 total to be received $3,065,618) (cost $3,065,000)	$3,065	$3,065,000

TOTAL INVESTMENTS – 100.2%
(cost $62,471,371)		80,821,564
Liabilities in excess of other assets – (0.2)%		(196,721)

NET ASSETS – 100.0%		$80,624,843

*	Non-income producing security

** Unless otherwise noted the country code for all securities is United States.

ADR American Depositary Receipt

AU	=	Australia
CH	=	Switzerland
FR	=	France
GB	=	United Kingdom
HK	=	Hong Kong
JP	=	Japan
NL	=	Netherlands

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 99.6%
AEROSPACE & DEFENSE – 1.5%
Aerovironment, Inc.*		2,200	$53,240
Ceradyne, Inc.*		8,500	398,905
Cubic Corp.		8,100	317,520
Curtiss-Wright Corp.		10,000	502,000
DRS Technologies, Inc.		8,900	483,003
Ducommun, Inc.*		2,200	83,600
DynCorp International, Inc.*		14,300	384,384
Heico Corp		3,700	201,576
Orbital Sciences Corp.*		8,500	208,420
Stanley, Inc.*		1,900	60,838
Teledyne Technologies, Inc.*		700	37,331

			2,730,817

AIR FREIGHT & LOGISTICS – 0.3%
ABX Air, Inc.*		4,400	18,392
Atlas Air Worldwide Holdings, Inc.*		4,300	233,146
Dynamex, Inc.*		100	2,706
HUB Group, Inc.*		5,700	151,506
Pacer International, Inc.		6,200	90,520

			496,270

AIRLINES – 1.3%
Allegiant Travel Co*		1,800	57,852
AMR Corp.*		23,000	322,690
Continental Airlines, Inc.*		14,700	327,075
Copa Holdings Sa		4,900	184,093
Delta Air Lines, Inc.*		4,900	72,961
Northwest Airlines Corp*		19,000	275,690
Pinnacle Airlines Corp.*		6,800	103,700
Republic Airways Holdings, Inc.*		9,500	186,105
SkyWest, Inc.		3,600	96,660
UAL Corp.*		10,100	360,166
US Airways Group, Inc.*		17,100	251,541

			2,238,533

Country Code**	Shares	Value

AUTO COMPONENTS – 1.5%
Aftermarket Technology Corp.*	5,500	$149,930
American Axle & Manufacturing Holdings, Inc.	19,100	355,642
Amerigon, Inc.*	5,500	116,270
Cooper Tire & Rubber Co	23,900	396,262
Drew Industries, Inc.*	8,400	230,160
Fuel Systems Solutions, Inc.*	600	8,574
GenTek, Inc.*	800	23,416
Hayes Lemmerz International Inc*	6,000	27,420
Lear Corp.*	11,840	327,494
Sauer- Danfoss, Inc.	2,200	55,110
Shiloh Industries, Inc.	500	4,925
Tenneco Automotive, Inc.*	18,600	484,902
The Goodyear Tire & Rubber Co.*	13,100	369,682
TRW Automotive Holdings Corp.*	3,000	62,700

		2,612,487

AUTOMOBILES – 0.2%
Fleetwood Enterprises, Inc.*	11,600	69,368
Monaco Coach Corp.	5,100	45,288
Thor Industries, Inc.	5,700	216,657
Winnebago Indiana, Inc.	600	12,612

		343,925

BEVERAGES – 0.1%
Boston Beer Co., Inc.*	1,500	56,475
Hansen Natural Corp.*	1,800	79,722

		136,197

BIOTECHNOLOGY – 1.0%
Acorda Therapeutics, Inc.*	900	19,764
Alexion Pharmaceuticals, Inc.*	500	37,515
Alnylam Pharmaceuticals, Inc.*	4,300	125,044
Applera Corp – Celera Group*	2,200	34,914

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Cubist Pharmaceuticals, Inc.*		18,800	$385,588
Cytrx Corp.*		19,700	55,948
Enzon Pharmaceuticals, Inc.*		2,400	22,872
Halozyme Therapeutics, Inc.*		6,500	46,215
Isis Pharmaceuticals, Inc.*		1,200	18,900
Onyx Pharmaceuticals, Inc.*		1,400	77,868
OSI Pharmaceuticals, Inc.*		12,600	611,226
Regeneron Pharmaceuticals, Inc.*		3,700	89,355
Savient Pharmaceuticals, Inc.*		6,000	137,820
Seattle Genetics Inc*		7,900	90,060
Xoma Ltd*		18,600	63,054

			1,816,143

BUILDING PRODUCTS – 0.5%
Aaon, Inc.		1,250	24,775
Ameron International Corp.		100	9,215
Apogee Enterprises, Inc.		6,200	106,082
Builders FirstSource, Inc.*		1,600	11,552
Goodman Global, Inc.*		6,400	157,056
Lennox International, Inc.		8,700	360,354
Simpson Manufacturing Co., Inc.		3,900	103,701
USG Corp.*		5,200	186,108

			958,843

CAPITAL MARKETS – 1.1%
Calamos Asset Management, Inc.		5,100	151,878
FCStone Group, Inc.*		1,200	55,236
GAMCO Investors, Inc.		3,500	242,200
GFI Group, Inc.*		1,700	162,724
Greenhill & Co., Inc.		300	19,944
Janus Capital Group, Inc.		12,300	404,055

	Country Code**	Shares	Value

Knight Capital Group, Inc.*		2,800	$40,320
optionsXpress Holdings, Inc.		13,200	446,424
Pzena Investment Management, Inc. Class A		1,100	12,540
SWS Group, Inc.		6,050	76,654
Tradestation Group, Inc.*		8,500	120,785
US Global Investors, Inc.		5,200	86,632
Waddell & Reed Financial, Inc. Class A		2,600	93,834
WP Carey & Co., LLC		800	26,560

			1,939,786

CHEMICALS – 3.3%
American Vanguard Corp		400	6,940
Arch Chemicals, Inc.		8,700	319,725
Ashland, Inc.		5,600	265,608
Cabot Corp.		4,300	143,362
Calgon Carbon Corp.*		10,000	158,900
Celanese Corp.		9,100	385,112
CF Industries Holdings, Inc.		4,600	506,276
Eastman Chemical Co.		2,800	171,052
Ferro Corp.		8,000	165,840
Fuller H B Co.		16,100	361,445
Ico, Inc.*		7,100	91,164
Innophos Holdings, Inc.		2,900	43,152
Innospec, Inc.		4,600	78,936
Koppers Holdings, Inc.		5,200	224,848
Landec Corp.*		7,600	101,840
LSB Industries, Inc.*		2,400	67,728
Minerals Technologies, Inc.		500	33,475
NewMarket Corp.		700	38,983
Olin Corp.		15,100	291,883
OM Group, Inc.*		8,600	494,844
PolyOne Corp.*		1,200	7,896
Rockwood Holdings, Inc.*		3,000	99,660
Schulman A, Inc.		4,300	92,665
Scotts Miracle-Gro Co.		6,200	232,004

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Sensient Technologies Corp.		14,000	$395,920
Spartech Corp.		3,900	54,990
Stepan Chemical Co.		1,200	39,036
Terra Industries, Inc.*		10,800	515,808
Tronox, Inc.		1,400	12,460
Valhi, Inc.		300	4,782
WR Grace & Co.*		17,600	460,768
Zep, Inc.*		5,450	75,592

			5,942,694

COMMERCIAL BANKS – 0.3%
Amcore Financial, Inc.		800	18,160
Bancfirst Corp		200	8,570
Capital City Bank Group Inc		100	2,822
Cascade Bancorp		1,300	18,096
Chemical Financial Corp.		200	4,758
City Holding Co.		2,000	67,680
Columbia Banking Systems, Inc.		1,200	35,676
First Security Group, Inc.		2,000	17,940
FNB Corp.		300	4,410
Independent Bank Corp		600	16,332
NBT Bancorp, Inc.		2,100	47,922
Park National Corp.		100	6,450
Porter Bancorp, Inc.		300	5,925
S&T Bancorp, Inc.		100	2,764
Southwest Bancorp, Inc.		200	3,666
Sterling Bancorp/ny		300	4,092
Sterling Financial Corp.		400	6,568
SVB Financial Group*		2,500	126,000
WesBanco, Inc.		2,700	55,620

			453,451

COMMERCIAL SERVICES & SUPPLIES – 5.6%
ABM Industries, Inc.		8,600	175,354
Acco Brands Corp.*		6,800	109,072
Administaff, Inc.		11,900	336,532
Advisory Board Co*		2,800	179,732
American Ecology Corp.		2,200	51,656
American Reprographics Co.*		500	8,240

	Country Code**	Shares	Value

Bowne & Co., Inc.		7,400	$130,240
Casella Waste Systems, Inc. Class A*		2,800	36,512
CBIZ, Inc.*		7,100	69,651
Cdi Corp.		4,400	106,744
Choicepoint Inc*		8,200	298,644
Comfort Systems USA, Inc.		9,900	126,522
COMSYS IT Partners, Inc.*		5,600	88,368
Consolidated Graphics, Inc.*		2,600	124,332
Cornell Cos., Inc.*		4,600	107,272
Corporate Executive Board Co.		4,300	258,430
CRA International, Inc.*		1,700	80,937
Deluxe Corp.		17,100	562,419
Diamond Management & Technology Consultants, Inc.		7,400	53,798
Energysolutions, Inc.*		7,000	188,930
Ennis, Inc.		4,200	75,600
Exponent, Inc.*		4,200	113,568
First Consulting Group, Inc.*		100	1,293
FTI Consulting, Inc.*		100	6,164
Fuel Tech Inc*		1,900	43,035
Geoeye, Inc.*		4,400	148,060
Heidrick & Struggles International, Inc.		6,400	237,504
Hewitt Associates, Inc.*		9,600	367,584
HNI Corp.		6,700	234,902
Hudson Highland Group, Inc.*		6,700	56,347
ICF International, Inc.*		3,300	83,358
IKON Office Solutions, Inc.		2,087	27,173
Innerworkings, Inc.*		2,200	37,972
Interface, Inc.		18,700	305,184
Knoll, Inc.		23,100	379,533
Korn / Ferry International*		18,400	346,288
Layne Christensen Co.*		5,400	265,734
Learning Tree International, Inc.*		500	11,480

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Lecg Corp.*		400	$6,024
Manpower, Inc.		1,000	56,900
Miller Herman, Inc.		8,300	268,837
PHH Corp.*		2,600	45,864
Pike Electric Corp.*		4,200	70,392
Resources Global Professionals		8,500	154,360
Robert Half International, Inc.		11,300	305,552
Rollins, Inc.		15,000	288,000
RR Donnelley & Sons Co.		2,300	86,802
School Specialty, Inc.*		2,600	89,830
Spherion Corp.*		16,000	116,480
Steelcase, Inc.		16,900	268,203
Taleo Corp.*		4,900	145,922
Team, Inc.*		2,900	106,082
Teletech Holdings, Inc.*		13,100	278,637
Tetra Tech, Inc.*		8,700	187,050
Trueblue, Inc.*		21,000	304,080
United Stationers, Inc.*		6,200	286,502
Viad Corp.		9,100	287,378
Volt Information Sciences, Inc.*		1,350	24,651
VSE Corp.		100	4,884
Waste Connections, Inc.*		13,300	410,970
Waste Industries USA, Inc.		1,100	39,930
Watson Wyatt Worldwide, Inc.		5,000	232,050

			9,899,544

COMMUNICATIONS EQUIPMENT – 3.0%
ADC Telecommunications, Inc.*		29,800	463,390
Adtran, Inc.		22,500	481,050
Anaren, Inc.*		100	1,649
Arris Group, Inc.*		2,086	20,815
Avocent Corp.*		5,300	123,543
Bel Fuse, Inc.		700	24,143
Blue Coat Systems, Inc.*		12,500	410,875
CommScope, Inc.*		6,393	314,617
Comtech Group, Inc.*		6,000	96,660
Comtech Telecommunications*		10,600	572,506

	Country Code**	Shares	Value

Digi International, Inc.*		400	$5,676
Dycom Industries, Inc.*		16,000	426,400
EMS Technologies, Inc.*		4,400	133,056
Extreme Networks, Inc.*		27,900	98,766
F5 Networks, Inc.*		7,400	211,048
Foundry Networks, Inc.*		20,000	350,400
Globecomm Systems Inc*		1,400	16,380
Harmonic, Inc.*		22,400	234,752
Interdigital, Inc.*		8,700	202,971
Ixia*		5,800	54,984
Loral Space & Communications, Inc.*		900	30,825
Mastec, Inc.*		9,500	96,615
Netgear, Inc.*		1,500	53,505
Network Equipment Technologies, Inc.*		10,200	85,884
Performance Technologies, Inc.*		600	3,300
Plantronics, Inc.		15,100	392,600
Shoretel, Inc.*		6,000	83,820
Tellabs, Inc.*		19,600	128,184
Utstarcom, Inc.*		3,000	8,250
Viasat, Inc.*		7,500	258,225

			5,384,889

COMPUTERS & PERIPHERALS – 2.3%
Brocade Communications Systems, Inc.*		47,400	347,916
Diebold, Inc.		600	17,388
Eletronics for Imaging, Inc.*		11,400	256,272
Emulex Corp.*		20,300	331,296
Hypercom Corp.*		400	1,992
Iomega Corp*		8,700	30,189
Lexmark International, Inc. Class A*		10,300	359,058
NCR Corp.*		13,400	336,340
Network Appliance, Inc.*		18,700	466,752
Novatel Wireless, Inc.*		7,500	121,500
Palm, Inc.		28,300	179,422

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PROS Holdings, Inc.*		4,800	$94,176
QLogic Corp.*		35,500	504,100
Quantum Corp.*		5,300	14,257
Stratasys, Inc.*		5,100	131,784
Synaptics, Inc.*		9,000	370,440
Teradata Corp.*		5,200	142,532
Western Digital Corp.*		14,900	450,129

			4,155,543

CONSTRUCTION & ENGINEERING – 0.7%
EMCOR Group, Inc.*		9,100	215,033
Integrated Electrical Services, Inc.*		3,700	69,523
Michael Baker Corp.*		2,900	119,190
Perini Corp.*		9,900	410,058
Shaw Group, Inc.*		5,800	350,552
URS Corp.*		930	50,527

			1,214,883

CONSUMER FINANCE – 0.3%
Advance America Cash Advance Centers, Inc.		700	7,112
Advanta Corp.		15,400	124,278
AmeriCredit Corp.*		11,200	143,248
Discover Financial Services		9,500	143,260
Student Loan Corp.		100	11,000
World Acceptance Corp.*		3,600	97,128

			526,026

CONTAINERS & PACKAGING – 1.0%
Aptargroup, Inc		1,500	61,365
Crown Holdings, Inc.*		5,800	148,770
Graphic Packaging Corp.*		1,200	4,428
Myers Industries, Inc.		3,200	46,304
Owens- Ilinois, Inc.*		9,400	465,300
Packaging Corp of America		11,800	332,760
Rock-Tenn Co.		16,500	419,265
Silgan Holdings, Inc.		4,400	228,536

			1,706,728

DISTRIBUTORS – 0.0%†
Core-mark Holding Co Inc*		1,200	34,464

	Country Code**	Shares	Value

DIVERSIFIED CONSUMER SERVICES – 1.4%
Apollo Group, Inc. Class A*		6,400	$448,960
Capella Education Co*		3,300	216,018
Career Education Corp.*		2,200	55,308
Coinstar, Inc.*		9,700	273,055
DeVry, Inc.		6,500	337,740
ITT Educational Services, Inc.*		3,900	332,553
K12, Inc.*		1,350	34,938
Matthews International Corp		600	28,122
Noah Education Holdings, Ltd. ADR*		4,420	35,625
Pre-Paid Legal Services, Inc.*		2,700	149,445
Regis Corp.		2,900	81,084
Sotheby’s Holdings		1,500	57,150
Steiner Leisure, Ltd.*		3,100	136,896
Stewart Enterprises, Inc.		3,400	30,260
Strayer Education, Inc.		1,400	238,812
Weight Watchers International, Inc.		1,600	72,288

			2,528,254

DIVERSIFIED FINANCIAL SERVICES – 0.4%
Asset Acceptance Capital Corp.		6,000	62,460
Asta Funding, Inc.		500	13,220
CIT Group, Inc.		11,500	276,345
Financial Federal Corp.		2,400	53,496
Marketaxess Holdings, Inc.*		6,300	80,829
Nasdaq Stock Market, Inc.*		500	24,745
Portfolio Recovery Associates, Inc.		4,500	178,515

			689,610

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.0%
Alaska Communications Systems, Inc.		9,600	144,000
Atlantic Tele-network, Inc.		3,000	101,340
Cbeyond, Inc.*		10,400	405,496

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

CenturyTel, Inc.		6,600	$273,636
Cincinnati Bell, Inc.*		103,600	492,100
Cogent Communications Group, Inc.*		15,000	355,650
Consolidated Communications Holdings, Inc.		3,900	77,610
Embarq Corp.		8,900	440,817
Fairpoint Communications, Inc.		2,200	28,644
Iowa Telecommunication Services, Inc.		5,800	94,308
North Pittsburgh Systems, Inc.		200	4,538
NTELOS Holdings Corp		11,700	347,373
PAETEC Holding Corp.*		2,300	22,425
Premiere Global Services, Inc.*		28,300	420,255
Qwest Communications International, Inc.*		13,300	93,233
Shenandoah Telecommunications Co.		200	4,796
Surewest Communications		100	1,710
Time Warner Telecom, Inc.*		1,600	32,464
Vonage Holdings Corp.*		1,200	2,760
Windstream Corp		12,900	167,958

			3,511,113

ELECTRIC UTILITIES – 0.3%
El Paso Electric Co.*		9,900	253,143
Otter Tail Corp.		2,500	86,500
Reliant Energy, Inc.*		3,300	86,592
Unisource Energy Corp		5,300	167,215

			593,450

ELECTRICAL EQUIPMENT – 2.1%
Acuity Brands, Inc.		11,300	508,500
AuthenTec, Inc.*		2,000	29,060
AZZ, Inc.*		400	11,340
Belden CDT, Inc.		3,659	162,826
Encore Wire Corp.		4,400	70,048

	Country Code**	Shares	Value

Fuelcell Energy Inc*		1,500	$14,880
Genlyte Group, Inc.*		2,700	257,040
GrafTech International, Ltd.*		34,900	619,475
II-VI, Inc.*		200	6,110
LSI Industries, Inc.		6,300	114,660
Orion Energy Systems, Inc.*		1,100	20,526
Plug Power, Inc.*		1,100	4,345
Powell Industries, Inc.*		1,000	44,070
Power-One, Inc.*		1,400	5,586
Regal-Beloit Corp.		5,200	233,740
Rockwell Automation, Inc.		6,700	462,032
Roper Industries, Inc.		300	18,762
Smith A O Corp.		3,100	108,655
Superior Essex, Inc.*		3,600	86,400
Thomas & Betts Corp.*		6,200	304,048
Vicor Corp.		3,000	46,770
Woodward Governor Co.		9,300	631,935

			3,760,808

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.6%
Acacia Research-Acacia Technologies*		7,000	62,860
Anixter International, Inc.*		400	24,908
Arrow Financial Corp.*		9,600	377,088
Avnet, Inc.*		10,400	363,688
Checkpoint Systems, Inc.*		14,300	371,514
Cognex Corp.		2,500	50,375
CPI International, Inc.*		900	15,390
CTS Corp.		7,900	78,447
Dolby Laboratories, Inc.*		4,900	243,628
Electro Scientific Industries, Inc.*		4,500	89,325
Excel Technology, Inc.*		300	8,130
Faro Technologies, Inc.*		2,800	76,104
Flir Systems, Inc.*		3,700	115,810
Gerber Scientific, Inc.*		700	7,560

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Insight Enterprises, Inc.*		3,500	$63,840
Littelfuse, Inc.*		6,700	220,832
Lojack Corp*		2,600	43,706
Measurement Specialties Inc*		2,100	46,410
Mercury Computer Systems, Inc.*		1,500	24,165
Methode Electronics, Inc.		9,300	152,892
Mettler Toledo International, Inc.*		1,200	136,560
MTS Technologies, Inc.		3,600	153,612
Nam Tai Electronics, Inc.		4,100	46,207
National Instruction Corp.		7,400	246,642
OSI Systems, Inc.*		200	5,294
Park Electrochemical Corp.		4,800	135,552
PC Connection, Inc.*		3,000	34,050
RadiSys Corp.*		600	8,040
Rofin-Sinar Technologies, Inc.*		15,200	731,272
Sanmina-SCI Corp.*		67,600	123,032
ScanSource, Inc.*		300	9,705
Smart Modular Technologies, Inc.*		6,200	63,116
Tech Data Corp.*		8,900	335,708
Technitrol, Inc.		4,300	122,894
TTM Technologies, Inc.*		1,700	19,822

			4,608,178

ENERGY EQUIPMENT & SERVICES – 2.0%
Atwood Oceanics, Inc.*		400	40,096
Dawson Geophysical Co.*		1,300	92,898
Dresser-rand Group, Inc.*		8,400	328,020
Dril-Quip, Inc.*		1,600	89,056
Englobal Corp.*		1,900	21,584
Ensign Energy Services, Inc.	CA	100	1,545
Exterran Holdings, Inc.*		1,500	122,700

	Country Code**	Shares	Value

Global Industries, Inc.*		13,700	$293,454
Grey Wolf, Inc.*		40,900	217,997
Gulf Island Fabrication, Inc.		2,300	72,933
Gulfmark Offshore, Inc.*		7,100	332,209
Matrix Service Co.*		4,400	96,008
NATCO Group, Inc.*		7,100	384,465
Newpark Resources*		9,100	49,595
Oil States International, Inc.*		12,700	433,324
Patterson-UTI Energy, Inc.		900	17,568
SEACOR Holdings, Inc.*		3,500	324,590
T-3 Energy Services, Inc.*		2,400	112,824
Technicoil Corp.*	CA	16,600	7,569
Tidewater, Inc.		1,900	104,234
Trican Well Service, Ltd.	CA	700	13,639
Trico Marine Services, Inc.*		300	11,106
Willbros Group, Inc.*		9,500	363,755

			3,531,169

FOOD & STAPLES RETAILING – 0.8%
Arden Group, Inc.		200	30,938
BJ’s Wholesale Club, Inc.*		14,800	500,684
Casey’s General Stores, Inc.		10,800	319,788
China Nepstar Chain Drugstore Ltd ADR*		1,480	26,018
Ingles Markets, Inc.		4,000	101,560
Nash Finch Co.		3,300	116,424
Performance Food Group Co.*		6,900	185,403
Pricesmart, Inc.		1,850	55,611
SUPERVALU, Inc.		500	18,760

			1,355,186

FOOD PRODUCTS – 0.7%
Agria Corp. ADR*		3,200	33,248
Cal-Maine Foods, Inc.		4,800	127,344
Chiquita Brands Inernational, Inc.*		5,600	102,984

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Darling International, Inc.*		17,500	$202,300
Flowers Foods, Inc.		22,300	522,043
Fresh Del Monte Produce, Inc.*		200	6,716
Green Mountain Coffee Roasters Inc*		4,600	187,220
Imperial Sugar Co.		4,000	75,080
Reddy Ice Holdings, Inc.		1,900	48,089

			1,305,024

GAS UTILITIES – 0.6%
New Jersey Resources Corp.		3,600	180,072
Northwest Natural Gas Co.		8,600	418,476
Southwest Gas Corp.		1,500	44,655
WGL Holdings, Inc.		13,100	429,156

			1,072,359

HEALTH CARE EQUIPMENT & SUPPLIES – 1.8%
Abaxis, Inc.*		2,800	100,408
Align Technology, Inc.*		6,600	110,088
Analogic Corp.		4,400	297,968
Arthrocare Corp.*		2,200	105,710
Conmed Corp.*		7,600	175,636
Cynosure, Inc.*		3,100	82,026
Datascope Corp.		2,400	87,360
Hansen Medical Inc*		2,300	68,862
Hologic, Inc.*		1,700	116,688
Immucor, Inc.*		1,150	39,088
Intuitive Surgical, Inc.*		1,700	551,650
Invacare Corp.		2,500	63,000
Inverness Medical Innovations Inc*		349	19,607
Iris International Inc*		2,700	52,974
Kinetic Concepts, Inc.*		5,200	278,512
Meridian Bioscience, Inc.		11,750	353,440
Merit Medical Systems, Inc.*		300	4,170
OraSure Technologies, Inc.*		2,100	18,669
Quidel Corp.*		7,000	136,290

	Country Code**	Shares	Value

Regeneration Technologies, Inc.*		1,700	$14,756
Somanetics Corp*		400	9,460
Sonosite Inc*		2,200	74,074
STERIS Corp.		17,000	490,280
Trans1, Inc.*		1,700	27,999

			3,278,715

HEALTH CARE PROVIDERS & SERVICES – 3.5%
Air Methods Corp.*		2,800	139,076
Alliance Imaging, Inc.*		10,000	96,200
American Dental Partners, Inc.*		1,900	19,057
AMERIGROUP Corp.*		13,300	484,785
AmerisourceBergen Corp.		8,800	394,856
Apria Healthcare Group, Inc.*		18,900	407,673
Bioscrip, Inc.*		1,800	13,914
Centene Corp.*		16,400	450,016
Chemed Corp.		9,800	547,624
Corvel Corp.*		300	6,906
Coventry Health Care, Inc.*		7,400	438,450
Emergency Medical Services LP*		7,500	219,600
Health Net, Inc.*		7,600	367,080
Healthspring, Inc.*		20,400	388,620
HMS Holdings Corp*		200	6,642
Humana, Inc.*		5,400	406,674
Kindred Healthcare, Inc.*		7,600	189,848
Landauer, Inc.		1,200	62,220
LCA- Vision, Inc.		5,100	101,847
Lincare Holdings, Inc.*		7,800	274,248
Medcath Corp.*		1,600	39,296
Molina Healthcare, Inc.*		10,500	406,350
MWI Veterinary Supply, Inc.*		300	12,000
Omnicare, Inc.		7,900	180,199
Pharmerica Corp*		3,047	42,292
Providence Service Corp*		1,600	45,024
PSS World Medical, Inc.*		1,500	29,355

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Rehabcare Group Inc*		4,900	$110,544
Res-Care, Inc.*		4,000	100,640
Sierra Health Services, Inc.*		600	25,176
Skilled Healthcare Group, Inc.*		1,800	26,334
WellCare Health Plan, Inc.*		3,100	131,471

			6,164,017

HEALTH CARE TECHNOLOGY – 0.4%
Computer Programs & Systems, Inc.		500	11,370
Eclipsys Corp*		4,100	103,771
Omnicell, Inc.*		12,500	336,625
Phase Forward, Inc.*		11,400	247,950

			699,716

HOTELS RESTAURANTS & LEISURE – 1.0%
AFC Enterprises*		1,600	18,112
Ambassadors Group, Inc.		1,700	31,127
Bally Technologies, Inc.*		2,800	139,216
Bob Evans Farms, Inc.		13,700	368,941
Buffalo Wild Wings, Inc.*		4,100	95,202
CBRL Group, Inc.		2,696	87,323
CEC Entertainment, Inc.*		2,500	64,900
Chipotle Mexican Grill, Inc.*		700	102,949
Dennys Corp.*		26,200	98,250
Domino’s Pizza, Inc.		6,900	91,287
IHOP Corp.		5,500	201,190
Luby’s Cafeterias, Inc.*		400	4,064
Monarch Casino & Resort, Inc.*		4,100	98,728
Premier Exhibitions, Inc.*		8,600	94,084
Riviera Holdings Corp*		100	3,080
Vail Resorts, Inc.*		800	43,048
Wendy’s International, Inc.		3,100	80,104
WMS Industries, Inc.*		2,100	76,944
Wyndham Worldwide Corp.		4,900	115,444

			1,813,993

	Country Code**	Shares	Value

HOUSEHOLD DURABLES – 2.7%
American Greetings Corp.		22,100	$448,630
Black & Decker Corp		5,400	376,110
Blyth, Inc.		11,500	252,310
Centex Corp.		600	15,156
Champion Enterprises, Inc.*		12,700	119,634
CSS Industries, Inc.		2,800	102,760
Ethan Allen Interiors, Inc.		2,700	76,950
Helen Of Troy, Ltd.*		3,200	54,848
Hooker Furniture Corp.		2,300	46,230
KB Home		11,700	252,720
Kimball International, Inc.		6,100	83,570
Lennar Corp.		18,300	327,387
Mohawk Industries, Inc.*		3,000	223,200
NVR, Inc.*		600	314,400
Russ Berrie & Co., Inc.*		100	1,632
Stanley Works, Inc.		7,700	373,296
Tempur-Pedic International, Inc.		17,400	451,878
Toll Brothers, Inc.*		16,700	335,002
Tupperware Brands Corp.		19,600	647,388
Universal Electronics, Inc.*		3,900	130,416
Whirlpool Corp		1,000	81,630

			4,715,147

HOUSEHOLD PRODUCTS – 0.2%
Energizer Holdings, Inc.*		1,500	168,195
WD-40 Co.		3,900	148,083

			316,278

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS – 0.0%†
Canadian Hydro Developers, Inc.*	CA	7,800	50,580

INDUSTRIAL CONGLOMERATES – 0.3%
Raven Industries, Inc.		2,200	84,458
Teleflex, Inc.		4,900	308,749

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Tredegar Corp.		3,100	$49,848
Walter Industries, Inc.		3,200	114,976

			558,031

INSURANCE – 3.8%
Alfa Corp.		900	19,503
Ambac Financial Group, Inc.		8,200	211,314
American Equity Investment Life Holding Co.		100	829
American Physicians Capital, Inc.		2,950	122,307
Amerisafe, Inc.*		6,100	94,611
Amtrust Financial Services, Inc.		7,600	104,652
Argo Group International Holdings, Inc.*		3,525	148,508
Aspen Insurance Holdings, Ltd.		200	5,768
Assurant, Inc.		6,600	441,540
Assured Guaranty, Ltd.		3,400	90,236
Berkley W R Corp.		3,200	95,392
CNA Surety Corp.*		5,300	104,887
CNinsure, Inc. ADR*		1,240	19,530
Commerce Group, Inc.		4,100	147,518
Darwin Professional Underwriters, Inc.*		900	21,753
Delphi Financial Group, Inc.		10,850	382,788
Donegal Group, Inc.		333	5,718
EMC Insurance Group, Inc.		500	11,835
FBL Financial Group, Inc.		4,800	165,744
Fidelity National Title Group, Inc.		8,300	121,263
First American Corp.		9,000	307,080
FPIC Insurance Group, Inc.*		1,400	60,172
Genworth Financial, Inc. Class A		3,200	81,440
Hallmark Financial Services, Inc.*		300	4,758
Harleysville Group, Inc.		1,900	67,222
HCC Insurance Holdings, Inc.		4,400	126,192

	Country Code**	Shares	Value

Hilb Rogal & Hobbs Co.		1,700	$68,969
Horace Mann Educators Corp.		5,800	109,852
Infinity Property & Casualty Corp.		4,400	158,972
IPC Holdings, Ltd.		3,800	109,706
LandAmerica Financial Group, Inc.		1,000	33,450
Max Re Capital, Ltd.		13,900	389,061
MBIA, Inc.		10,000	186,300
Meadowbrook Insurance Group, Inc.*		1,100	10,351
Montpelier Re Holdings, Ltd.		4,600	78,246
National Interstate Corp		1,300	43,030
National Western Life Insurance Co.		100	20,737
Navigators Group, Inc.*		2,200	143,000
Phoenix Cos., Inc.		17,900	212,473
Platinum Underwriters Holdings, Ltd.		6,200	220,472
Presidential Life Corp.		100	1,751
ProAssurance Corp.*		3,500	192,220
Procentury Corp.		2,000	30,700
Ram Holdings Ltd*		1,600	7,904
RLI Corp.		7,200	408,888
Safeco Corp.		5,700	317,376
Safety Insurance Group, Inc.		100	3,662
SeaBright Insurance Holdings, Inc.*		4,400	66,352
Selective Insurance Group, Inc.		4,800	110,352
Stancorp Financial Group, Inc.		1,900	95,722
State Auto Financial Corp.		1,100	28,930
The Midland Co.		1,700	109,973
Torchmark Corp.		4,200	254,226
Transatlantic Holdings, Inc.		700	50,869
United America Indemnity, Ltd.*		7,900	157,368
United Fire & Casualty Co.		2,900	84,361

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Universal American Financial Corp.*		1,300	$33,267
Universal Insurance Holdings, Inc.		300	2,223
Zenith National Insurance Corp.		1,500	67,095

			6,770,418

INTERNET & CATALOG RETAIL – 1.2%
1-800-flowers.com, Inc.*		9,200	80,316
Audible Inc*		3,500	31,220
Blue Nile, Inc.*		4,800	326,688
Expedia, Inc.*		12,000	379,440
Gaiam, Inc.*		5,600	166,208
IAC/InterActiveCorp.*		2,800	75,376
Netflix , Inc.*		16,100	428,582
Nutri/System, Inc.*		1,600	43,168
Overstock.com Inc*		6,400	99,392
PetMed Express Common, Inc.*		6,600	79,860
Priceline.com, Inc.*		2,600	298,636
Shutterfly Inc*		2,100	53,802
Stamps.com, Inc.*		1,400	17,052
Systemax, Inc.		5,400	109,728
Valuevision Media, Inc.*		1,900	11,951

			2,201,419

INTERNET SOFTWARE & SERVICES – 2.8%
Ariba, Inc.*		2,800	31,220
Art Technology Group, Inc.*		6,300	27,216
Asiainfo Holdings, Inc.*		11,000	121,000
Bankrate, Inc.*		3,400	163,506
Chordiant Software, Inc.*		11,000	94,050
Cmgi, Inc.*		14,080	184,307
Cnet Networks, Inc.*		4,200	38,388
Cybersource Corp.*		15,208	270,246
Digital River, Inc.*		12,400	410,068
Divx Inc*		5,900	82,600
Earthlink, Inc.*		11,700	82,719
Equinix, Inc.*		700	70,749
Greenfield Online, Inc.*		6,400	93,504
Ibasis, Inc.		300	1,539
Imergent, Inc.		4,500	47,655

	Country Code**	Shares	Value

Interwoven, Inc.*		6,400	$91,008
j2 Global Communications, Inc.*		17,400	368,358
Keynote Systems, Inc.*		500	7,025
Loopnet, Inc.*		2,400	33,720
Navisite, Inc.*		4,700	23,782
NIC, Inc.		1,100	9,284
Omniture Inc*		11,100	369,519
Open Text Corp.*		11,000	345,950
S1 Corp.*		16,300	118,990
SonicWall, Inc.*		15,400	165,088
Soundbite Communications, Inc.*		3,000	20,700
Switch & Data Facilities Co., Inc.*		1,300	20,826
TheStreet.com, Inc.		7,700	122,584
Travelzoo, Inc.*		3,300	45,144
United Online, Inc.		35,500	419,610
Valueclick, Inc.*		19,300	422,670
VeriSign, Inc.*		12,900	485,169
Vignette Corp.*		6,500	94,965
Vocus Inc*		3,900	134,667
Websense, Inc.*		2,800	47,544

			5,065,370

IT SERVICES – 3.4%
Acxiom Corp.		9,200	107,916
Affiliated Computer Services, Inc.*		8,100	365,310
Alliance Data Systems Corp.*		1,600	119,984
BearingPoint, Inc.*		20,100	56,883
Broadridge Financial Solutions, Inc.		9,300	208,599
CACI International, Inc.*		7,500	335,775
Ciber, Inc.*		10,800	65,988
Computer Sciences Corp.*		8,200	405,654
Convergys Corp.*		9,200	151,432
CSG Systems International, Inc.*		10,100	148,672
DST Systems, Inc.*		4,500	371,475
Electronic Data Systems Corp		23,700	491,301

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Exlservice Holdings, Inc.*		500	$11,540
Fidelity National Information Services, Inc.		1,000	41,590
Forrester Research, Inc.*		200	5,604
Gartner, Inc.*		15,100	265,156
Global Cash Access, Inc.*		1,200	7,272
Heartland Payment Systems, Inc.		11,900	318,920
Mantech International Corp.*		10,300	451,346
MAXIMUS, Inc.		9,000	347,490
MPS Group, Inc.*		20,900	228,646
NCI, Inc.*		1,600	27,376
Neustar, Inc. Class A*		7,200	206,496
Perot Systems Corp.*		2,200	29,700
Rightnow Technologies Inc*		4,600	72,910
SAIC, Inc.*		11,200	225,344
Sapient Corp.*		23,300	205,273
SRA International, Inc.*		8,000	235,600
SYKES Enterprises, Inc.*		7,300	131,400
Syntel, Inc.		7,100	273,492
TNS, Inc.		100	1,775
Unisys Corp.*		31,600	149,468

			6,065,387

LEISURE EQUIPMENT & PRODUCTS – 0.8%
Arctic Cat, Inc.		400	4,776
Brunswick Corp.		13,400	228,470
Callaway Golf Co.		23,800	414,834
Eastman Kodak Co.		700	15,309
Jakks Pacific, Inc.*		5,900	139,299
Polaris Industries, Inc.		10,300	492,031
RC2 Corp.*		3,200	89,824
Sturm Ruger & Co., Inc.*		4,500	37,260

			1,421,803

LIFE SCIENCES TOOLS & SERVICES – 1.5%
Albany Molecular Research, Inc.*		3,500	50,330
Applera Corporation-Applied Biosystems Group		3,700	125,504

	Country Code**	Shares	Value

Bio-Rad Laboratories, Inc.*		200	$20,724
Bruker BioSciences Corp.*		700	9,310
Dionex Corp.*		5,600	464,016
eResearch Technology, Inc.*		10,100	119,382
Illumina, Inc.*		700	41,482
Invitrogen Corp.*		4,300	401,663
Kendle International, Inc.*		3,100	151,652
Nektar Therapeutics*		1,200	8,052
Parexel International Corp.*		7,800	376,740
PharmaNet Development Group, Inc.*		4,100	160,761
Varian, Inc.*		10,300	672,590
Ventana Medical Systems, Inc.*		1,200	104,676

			2,706,882

MACHINERY – 3.4%
Accuride Corp.*		3,000	23,580
Actuant Corp. Class A		10,100	343,501
AGCO Corp.*		1,700	115,566
American Science & Engineering Inc		2,100	119,175
Ampco-Pittsburgh Corp.		3,100	118,203
Astec Industries, Inc.*		5,700	211,983
Axsys Technologies Inc*		2,000	73,300
Badger Meter, Inc.		3,200	143,840
Barnes Group, Inc.		7,800	260,442
Blount International, Inc.*		6,700	82,477
Briggs & Stratton Corp.		400	9,064
Bucyrus International, Inc. Class A		500	49,695
Cascade Bancorp		1,100	51,106
CIRCOR International, Inc.		3,400	157,624
Columbus Mckinnon Corp.*		3,900	127,218
Crane Co.		100	4,290
EnPro Industries, Inc.*		8,800	269,720
Freightcar America, Inc.		900	31,500

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Gardner Denver, Inc.*		13,100	$432,300
Gorman-rupp Co.		1,425	44,460
Hardinge, Inc.		1,700	28,526
Hurco Cos., Inc.*		2,300	100,395
Kadant, Inc.*		3,800	112,746
Kaydon Corp.		600	32,724
Lb Foster Co*		2,800	144,844
Mccoy Corp. (1)	CA	6,200	19,160
Middleby Corp.*		5,200	398,424
Mueller Industries, Inc.		9,600	278,304
NACCO Industries, Inc.		1,400	139,566
RBC Bearings, Inc.*		4,200	182,532
Robbins & Myers, Inc.		6,400	484,032
SPX Corp.		4,100	421,685
Sun Hydraulics, Inc.		3,850	97,136
Tecumseh Products Co*		5,000	117,050
Tennant Co.		4,000	177,160
Titan International, Inc.		2,800	87,528
Toro Co.		7,400	402,856
Turbochef Technologies Inc*		1,800	29,700
Twin Disc Inc		300	21,231
Valmont Industries, Inc.		600	53,472
Wabtec Corp.		1,200	41,328

			6,039,443

MARINE – 0.2%
Excel Maritime Carriers, Ltd.		5,700	229,083
Genco Shipping & Trading, Ltd.		1,200	65,712
Horizon Lines, Inc.		1,400	26,096
Star Bulk Carriers Corp.		3,600	46,260
Tbs International Ltd*		1,100	36,366

			403,517

MEDIA – 1.3%
Charter Communications, Inc.*		136,000	159,120
Cox Radio, Inc.*		8,700	105,705
Cumulus Media, Inc.*		3,600	28,944
Dg Fastchannel, Inc.*		1,100	28,204

	Country Code**	Shares	Value

Entravision Communications Corp.*		33,600	$263,088
Getty Images, Inc.*		6,600	191,400
Global Sources, Ltd.*		9,460	266,961
Gray Television, Inc.		500	4,010
Harte-hanks, Inc.		900	15,570
Idearc, Inc.		4,600	80,776
Journal Communications, Inc.		1,700	15,198
Lin TV Corp.*		9,200	111,964
Marvel Entertainment, Inc.*		13,400	357,914
Mediacom Communications Corp.*		3,300	15,147
Scholastic Corp.*		10,900	380,301
Sinclair Broadcast Group, Inc.		25,500	209,355
Warner Music Group Corp.		18,100	109,686

			2,343,343

METALS & MINING – 3.2%
AK Steel Holding Corp.*		7,500	346,800
Amerigo Resources, Ltd.	CA	20,800	48,472
Brush Engineered Materials, Inc.*		1,600	59,232
Carpenter Technology Corp.		5,100	383,367
Century Aluminum Co.*		10,370	559,358
Claymont Steel Holdings Inc*		900	21,015
Cleveland-Cliffs, Inc.		900	90,720
Commercial Metals Co.		3,000	88,350
Compass Minerals International, Inc .		9,700	397,700
Esmark, Inc.*		524	7,404
Farallon Resources, Ltd.*	CA	20,100	14,256
Haynes International, Inc.*		1,000	69,500
Hecla Mining Co.*		51,700	483,395
Metal Management, Inc.		10,100	459,853

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Olympic Steel, Inc.		300	$9,513
Quanex Corp.		10,000	519,000
Redcorp Ventures Ltd. (1)*	CA	91,400	24,541
Reliance Steel & Aluminum Co.		5,200	281,840
Schnitzer Steel Industries, Inc.		5,400	373,302
Steel Dynamics, Inc.		7,080	421,756
United States Steel Corp.		5,000	604,550
Universal Stainless & Alloy*		1,100	39,127
Worthington Industries, Inc.		22,400	400,512

			5,703,563

MULTI-UTILITIES – 0.1%
Avista Corp.		3,000	64,620
Black Hills Corp.		1,400	61,740
Energy East Corp.		1,500	40,815
Vectren Corp		2,300	66,723

			233,898

MULTILINE RETAIL – 0.7%
Big Lots, Inc.*		23,900	382,161
Conn’s, Inc.*		4,500	76,995
Dollar Tree Stores, Inc.*		13,100	339,552
Family Dollar Stores, Inc.		18,300	351,909

			1,150,617

OFFICE ELECTRONICS – 0.1%
Zebra Technologies Corp. Class A*		5,000	173,500

OIL & GAS-EXPLORATION & PRODUCTION – 2.0%
Alpha Natural Resources, Inc.*		20,400	662,592
Berry Petroleum Co.		2,900	128,905
Bois D’arc Energy, Inc.*		700	13,895
Celtic Exploration, Ltd.*	CA	500	5,674
Deltek, Inc.*		2,000	30,460
Foundation Coal Holdings, Inc.		11,700	614,250
Galleon Energy, Inc.*	CA	1,450	22,772

	Country Code**	Shares	Value

Jura Energy Corp*	CA	13,900	$5,211
Knightsbridge Tankers, Ltd.		700	16,905
Mariner Energy, Inc.*		10,100	231,088
Markwest Hydrocarbon, Inc.		500	31,325
Massey Energy Co.		17,300	618,475
Midnight Oil Exploration, Ltd.*	CA	15,100	16,524
Paramount Resources, Ltd.*	CA	900	12,493
Petrohawk Energy Corp.*		1,100	19,167
Rosetta Resources, Inc.*		5,900	116,997
Stone Energy Corp.*		9,000	422,190
Tesoro Corp.		8,800	419,760
Tristar Oil & Gas, Ltd.*	CA	1,300	16,518
TUSK Energy Corp.*	CA	21,307	30,656
USEC, Inc.*		15,800	142,200
Vaalco Energy, Inc.*		1,400	6,510
W&T Offshore, Inc.		1,500	44,940

			3,629,507

PAPER & FOREST PRODUCTS – 0.2%
Abitibibowater, Inc.		1,868	38,500
Buckeye Technologies, Inc.*		9,300	116,250
Glatfelter		1,400	21,434
Schweitzer-Mauduit International, Inc.		3,100	80,321
Wausau Paper Corp		6,000	53,940

			310,445

PERSONAL PRODUCTS – 0.5%
American Oriental Bioengineering Inc*		23,900	264,812
Elizabeth Arden, Inc.*		4,500	91,575
Estee Lauder Cos., Inc./ The		1,000	43,610
Herbalife Ltd		3,700	149,036
NBTY, Inc.*		11,900	326,060
Nu Skin Enterprises, Inc.		1,800	29,574

			904,667

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

PHARMACEUTICALS – 2.5%
Auxilium Pharmaceuticals Inc*		2,200	$65,978
BioMimetic Therapeutics, Inc.*		1,100	19,107
Bradley Pharmaceuticals, Inc.*		2,500	49,250
Cypress Bioscience, Inc.*		1,300	14,339
Durect Corp.*		1,200	7,716
Endo Pharmaceuticals Holding, Inc.*		10,900	290,703
Forest Laboratories Inc*		14,100	513,945
King Pharmaceuticals, Inc.*		40,231	411,965
KV Pharmaceutical Co.*		6,600	188,364
Medicis Pharmaceutical Corp.		16,300	423,311
MGI Pharma, Inc.*		17,300	701,169
Noven Pharmaceuticals, Inc.*		2,400	33,312
Obagi Medical Products, Inc.*		6,300	115,227
Pain Therapeutics, Inc.*		3,400	36,040
Par Pharmaceutical Cos., Inc.*		1,500	36,000
Perrigo Co.		8,800	308,088
Pozen, Inc.*		6,800	81,600
Salix Pharmaceuticals, Ltd.*		800	6,304
Sciele Pharma, Inc.*		15,700	321,065
Sepracor, Inc.*		13,100	343,875
Valeant Pharmaceuticals International*		11,500	137,655
Vivus, Inc.*		900	4,662
Xenoport, Inc.*		6,100	340,868

			4,450,543

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.0%†
Dupont Fabros Technology, Inc.		1,090	21,364

REITS – 2.4%
Acadia Realty Trust		300	7,683
Agree Realty Corp.		1,500	45,150

	Country Code**	Shares	Value

Alexandria Real Estate Equities, Inc.		1,000	$101,670
Arbor Realty Trust, Inc.		1,000	16,110
Ashford Hospitality Trust, Inc.		6,600	47,454
Associated Estates Realty Corp.		700	6,608
BioMed Realty Trust, Inc.		200	4,634
Brandywine Reality Trust		2,500	44,825
Capital Trust, Inc.		800	24,520
CBL & Associates Properties, Inc.		2,800	66,948
Cedar Shopping Centers, Inc.		1,100	11,253
Colonial Properties Trust		500	11,315
Commercial Net Lease Realty		5,900	137,942
Corporate Office Properties Trust		1,000	31,500
DiamondRock Hospitality Co.		6,900	103,362
Digital Realty Trust, Inc.		5,000	191,850
Eastgroup Properties, Inc.		900	37,665
Entertainment Properties Trust		2,300	108,100
Equity Lifestyle Properties, Inc.		1,000	45,670
Equity One, Inc.		3,500	80,605
FelCor Lodging Trust, Inc.		7,400	115,366
First Industrial Reality Trust, Inc.		5,900	204,140
Glimcher Realty Trust		600	8,574
Gramercy Capital Corp.		1,200	29,172
Hersha Hospitality Trust		1,200	11,400
Highwoods Properties, Inc.		3,600	105,768
Home Properties, Inc.		700	31,395
Inland Real Estate Corp.		7,100	100,536

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Kite Realty Group Trust		1,400	$21,378
LaSalle Hotel Properties		1,600	51,040
Lexington Corporate Properties Trust		3,400	49,436
LTC Properties, Inc.		1,800	45,090
Medical Properties Trust, Inc.		600	6,114
Mid America Apartment Communities, Inc.		1,100	47,025
National Health Investors, Inc.		600	16,740
Nationwide Health Properties, Inc.		10,000	313,700
Newcastle Investment Corp.		2,400	31,104
Omega Healthcare Investors, Inc.		5,100	81,855
Parkway Properties, Inc.		1,500	55,470
Pennsylvania Real Estate Investment		3,800	112,784
PS Business Parks, Inc.		1,400	73,570
RAIT Investment Trust		2,700	23,274
Ramco Gershenson Properties Trust		1,000	21,370
Realty Income Corp.		7,000	189,140
Redwood Trust, Inc.		900	30,816
Resource Capital Corp.		200	1,862
Saul Centers, Inc.		400	21,372
Senior Housing Properties Trust		8,200	185,976
Sovran Self Storage, Inc.		600	24,060
Strategic Hotels & Resorts, Inc.		3,700	61,901
Sunstone Hotel Investors, Inc.		4,700	85,963
Tanger Factory Outlet Centers, Inc.		3,900	147,069
Taubman Centers, Inc.		1,600	78,704
Tenet Healthcare Corp.*		124,300	631,444
Washington Real Estate Investment Trust		1,800	56,538

			4,196,010

	Country Code**	Shares	Value

ROAD & RAIL – 0.3%
Avis Budget Group, Inc.*		3,300	$42,900
Cai International, Inc.*		4,000	42,080
Con-way, Inc.		3,000	124,620
Dollar Thrifty Automotive Group*		2,700	63,936
Landstar Systems, Inc.		7,200	303,480

			577,016

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 8.0%
Actel Corp.*		3,100	42,346
Advanced Analogic Technologies Inc*		6,600	74,448
Advanced Energy Industries, Inc.*		16,700	218,436
AMIS Holdings, Inc.*		17,800	178,356
Amkor Technology, Inc.*		40,300	343,759
Analog Devices, Inc.		11,700	370,890
Asyst Technologies, Inc.*		3,600	11,736
Atheros Communications, Inc.*		3,000	91,620
Atmel Corp.*		59,900	258,768
ATMI, Inc.*		12,100	390,225
Brooks Automation, Inc.*		26,700	352,707
Cabot Microelectronics Corp.*		9,600	344,736
Cohu, Inc.		4,100	62,730
Credence Systems Corp*		22,800	55,176
Cymer, Inc.*		12,900	502,197
Day4 Energy, Inc.*	CA	14,900	104,019
DSP Group, Inc.*		700	8,540
Emcore Corp*		8,800	134,640
Entegris, Inc.*		41,900	361,597
FEI Co.*		16,300	404,729
Hittite Microwave Corp.*		400	19,104
Integrated Device Technology, Inc.*		27,800	314,418
Intellon Corp*		3,300	24,882
Intersil Holding Corp.		14,500	354,960

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Intevac, Inc.*		2,100	$30,534
IXYS Corp.*		500	4,010
Kla-Tencor Corp.		8,700	418,992
Kulicke & Soffa Industries, Inc.*		13,084	89,756
Lam Research Corp.*		7,600	328,548
Linear Technology Corp.		13,500	429,705
LTX Corp.*		5,429	17,264
Mattson Technology, Inc.*		12,400	106,144
Micrel, Inc.		34,900	294,905
Microtune, Inc.*		8,900	58,117
MIPS Technologies, Inc.*		4,600	22,816
MKS Instruments, Inc.*		20,000	382,800
Monolithic Power Systems, Inc.*		6,400	137,408
National Semiconductor Corp.		16,500	373,560
Netlogic Microsystems, Inc.*		4,100	132,020
Novellus Systems, Inc.*		13,000	358,410
ON Semiconductor Corp.*		37,400	332,112
Pericom Semiconductor Corp*		2,800	52,360
Photronics, Inc.*		600	7,482
PMC-Sierra, Inc.*		61,800	404,172
Rambus, Inc.*		9,300	194,742
RF Micro Devices, Inc.*		73,900	421,969
Rubicon Technology, Inc.*		5,600	133,000
Rudolph Technologies, Inc.*		6,200	70,184
Semtech Corp*		23,500	364,720
Sigma Designs, Inc.*		7,500	414,000
Silicon Laboratories, Inc.*		8,500	318,155
Silicon Storage Technology, Inc.*		6,800	20,332
Sirf Technology Holdings, Inc.*		4,100	103,033
Skyworks Solutions, Inc.*		51,600	438,600

	Country Code**	Shares	Value

Standard Microsystems Corp*		6,100	$238,327
Supertex, Inc.*		2,900	90,741
Techwell, Inc.*		1,900	20,919
Teradyne, Inc.*		33,300	344,322
Tessera Technologies, Inc.*		3,500	145,600
Triquint Semiconductor, Inc.*		6,200	41,106
Ultra Clean Holdings*		3,400	41,480
Ultratech Inc*		300	3,402
Varian Semiconductor Equipment, Inc.*		9,500	351,500
Veeco Instruments, Inc.*		5,500	91,850
Verigy, Ltd.*		16,500	448,305
Volterra Semiconductor Corp*		4,300	47,429
Xilinx, Inc.		19,000	415,530
Zoran Corp.*		20,500	461,455

			14,226,835

SOFTWARE – 8.0%
Activision, Inc.*		16,100	478,170
Actuate Corp.*		17,400	135,198
Advent Software, Inc.*		7,000	378,700
Ansoft Corp.*		4,500	116,325
Ansys, Inc.*		8,100	335,826
Aspen Technology, Inc.*		32,200	522,284
Autodesk, Inc.*		10,200	507,552
BEA Systems, Inc.*		23,500	370,830
Blackbaud, Inc.		12,500	350,500
Blackboard Inc*		8,100	326,025
BMC Software, Inc.*		12,535	446,747
Cadence Design Systems, Inc.*		22,700	386,127
Check Point Software Technologies*		10,500	230,580
Citrix Systems, Inc.*		10,600	402,906
Cognos, Inc.*		5,400	310,878
Commvault Systems, Inc.*		6,900	146,142
Compuware Corp.*		38,400	340,992
Concur Technologies, Inc.*		11,100	401,931
Double-take Software, Inc.*		5,600	121,632
Epiq Systems, Inc.*		4,750	82,698

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Fair Issac Corp.		9,700	$311,855
FalconStor Software, Inc.*		11,500	129,490
i2 Technologies, Inc.*		1,100	13,860
Informatica Corp.*		26,700	481,134
Interactive Intelligence, Inc.*		5,100	134,385
Intervoice Brite, Inc.*		6,200	49,538
Intuit, Inc.*		14,400	455,184
Jack Henry & Associates, Inc.		17,000	413,780
JDA Software Group, Inc.*		6,200	126,852
Lawson Software, Inc.*		43,500	445,440
Magma Design Automation, Inc.*		2,100	25,641
Manhattan Associates, Inc.*		5,400	142,344
McAfee, Inc.*		10,100	378,750
Mentor Graphics Corp.*		300	3,234
Micros Systems, Inc.*		4,500	315,720
Microstrategy, Inc.*		5,059	481,111
NAVTEQ Corp*		1,100	83,160
Net 1 UEPS Technologies, Inc.*		2,700	79,272
Netscout Systems, Inc.*		2,600	33,202
Novell, Inc.*		49,600	340,752
Nuance Communications, Inc.*		5,200	97,136
Parametric Technology Corp.*		2,800	49,980
Progress Software Corp.*		5,100	171,768
Quality Systems, Inc.		500	15,245
Quest Software, Inc.*		12,700	234,188
Radiant Systems, Inc.*		7,800	134,394
Red Hat, Inc.*		16,900	352,196
Salesforce.com, Inc.*		4,300	269,567
Secure Computing Corp.*		1,500	14,400
Sonic Solutions*		3,300	34,287
SPSS, Inc.*		5,300	190,323
Sybase, Inc.*		9,800	255,682
Synchronoss Technologies, Inc.*		6,600	233,904
Synopsys, Inc.*		13,570	351,870

	Country Code**	Shares	Value

The9, Ltd.*		5,000	$106,600
THQ, Inc.*		6,600	186,054
Tibco Software, Inc.*		38,200	308,274
Tyler Technologies, Inc.*		8,900	114,721
Ultimate Software Group, Inc.*		4,100	129,027
Vasco Data Security International*		1,900	53,048
Wind River Systems, Inc.*		19,700	175,921

			14,315,332

SPECIALTY RETAIL – 3.2%
A.C. Moore Arts & Crafts, Inc*		5,600	77,000
Abercrombie & Fitch Co. Class A		3,800	303,886
Advanced Auto Parts, Inc.		2,800	106,372
Aeropostale, Inc.*		23,500	622,750
AnnTaylor Stores Corp.*		5,300	135,468
Autonation, Inc.*		17,600	275,616
Autozone, Inc.*		3,200	383,712
Barnes & Noble, Inc.		9,300	320,385
Big 5 Sporting Goods Corp		2,300	33,166
Blockbuster, Inc.*		69,500	271,050
Books-A-Million, Inc.		2,200	26,224
Brown Shoe, Inc.		15,620	236,955
Buckle, Inc.		12,250	404,250
Build-A-Bear Workshop, Inc.*		500	6,975
Cato Corp.		4,000	62,640
Chico’s FAS, Inc.*		8,900	80,367
Christopher & Banks Corp.		5,600	64,120
Dress Barn, Inc.*		21,500	268,965
Hibbett Sports Inc*		6,100	121,878
Hot Topic Inc*		9,700	56,454
Jo-ann Stores, Inc.*		3,100	40,548
JOS A Bank Clothiers Inc.*		4,200	119,490
Mens Wearhouse, Inc.		15,000	404,700
Midas, Inc.*		900	13,194
Monro Muffler, Inc.		650	12,669
Office Depot, Inc.*		8,200	114,062

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

Pacific Sunwear of California, Inc.*		2,100	$29,631
Pep Boys-Manny Moe & Jack		4,400	50,512
Pier 1 Imports, Inc.*		12,500	65,375
RadioShack Corp.		19,700	332,142
Rental-A-Center, Inc.*		7,200	104,544
Sally Beauty Holdings, Inc.*		25,400	229,870
Select Comfort Corp.*		8,500	59,585
Sherwin-Williams Co/The		2,000	116,080
Sonic Automotive, Inc.		1,800	34,848
Stage Stores, Inc.		1,900	28,120
Talbots, Inc.		1,400	16,548
Ulta Salon Cosmetics & Fragrance, Inc.*		420	7,203
West Marine, Inc.*		300	2,694

			5,640,048

TEXTILES, APPAREL & LUXURY GOODS – 1.3%
Cherokee, Inc.		1,100	35,497
Deckers Outdoor Corp.*		2,500	387,650
Fossil, Inc.*		10,800	453,384
Kellwood Co.		3,300	54,912
Madden Steven, Ltd.*		4,700	94,000
Maidenform Brands, Inc.*		300	4,059
Movado Group, Inc.		5,300	134,037
Perry Ellis International, Inc.*		2,400	36,912
Polo Ralph Lauren Corp.		4,800	296,592
Warnaco Group, Inc.*		12,700	441,960
Wolverine World Wide, Inc.		17,400	426,648

			2,365,651

THRIFT & MORTGAGE FINANCE – 0.4%
Dime Community Bancshares		500	6,385
Downey Financial Corp.		3,500	108,885
Encore Bancshares, Inc.*		1,200	23,988
Federal Agricultural Mortgage Corp.		1,700	44,744

	Country Code**	Shares	Value

First Federal Financial Corp.*		4,300	$154,026
First Niagara Financial Group, Inc.		20,100	242,004
KNBT Bancorp, Inc.		100	1,542
PMI Group, Inc.		2,500	33,200
Radian Group, Inc.		3,090	36,091
TierOne Corp.		1,700	37,655
ViewPoint Financial Group		100	1,653
WSFS Financial Corp.		700	35,140

			725,313

TOBACCO – 0.5%
Alliance One International, Inc.*		6,500	26,455
Universal Corp.		8,500	435,370
UST, Inc.		3,900	213,720
Vector Group, Ltd.		10,305	206,718

			882,263

TRADING COMPANIES & DISTRIBUTORS – 0.5%
Applied Industrial Technologies, Inc.		13,150	381,613
Houston Wire & Cable Co.		1,100	15,554
Kaman Corp.		1,200	44,172
NuCo2, Inc.*		1,200	29,880
UAP Holding Corp.		8,200	316,520
WW Grainger, Inc.		300	26,256

			813,995

WIRELESS TELECOMMUNICATION SERVICES – 0.5%
Centennial Communication Corp.*		17,500	162,575
Rural Cellular Corp*		800	35,272
Syniverse Holdings, Inc.*		23,600	367,688
Telephone & Data Systems, Inc.		6,000	375,600
USA Mobility, Inc.*		1,100	15,730

			956,865

Total Common Stocks (cost $182,361,516)			177,437,865

See Notes to Financial Statements.

OPPENHEIMER MAIN STREET SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

WARRANT – 0.0%†
ROAD & RAIL – 0.0%†
Redcorp Ventures, Ltd. (1) Expires 7/10/09 (cost $0)	CA	45,700	$3,010

		Principal Amount (000)
SHORT TERM INVESTMENT – 2.1%
REPURCHASE AGREEMENT – 2.1%
State Street Bank and Trust Company 1.70%, 1/2/08 (collateralized by $3,690,000 Federal Home Loan Bank, 4.125%, 04/18/08, with a value of $3,726,900 total to be received $3,653,345) (cost $3,653,000)		3,653	3,653,000

TOTAL INVESTMENTS – 101.7%
(cost $186,014,516)			181,093,875
Liabilities in excess of other assets – (1.7)%			(2,975,882)

NET ASSETS – 100.0%			$178,117,993

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
†	Amount is less than 0.05%.

ADR American Depositary Receipt

(1)	Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007 these securities amounted to $46,711, representing 0.03% of net assets.

CA = Canada

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Shares	Value

COMMON STOCKS – 99.1%
AEROSPACE & DEFENSE – 4.8%
Lockheed Martin Corp.	12,900	$1,357,854
Precision Castparts Corp.	12,900	1,789,230
Raytheon Co.	24,500	1,487,150

		4,634,234

BIOTECHNOLOGY – 3.4%
Biogen Idec, Inc.*	34,300	1,952,356
United Therapeutics Corp.*	13,700	1,337,805

		3,290,161

CAPITAL MARKETS – 2.8%
Ameriprise Financial, Inc.	7,700	424,347
Bank Of New York Mellon Corp.	21,000	1,023,960
The Goldman Sachs Group, Inc.	5,800	1,247,290

		2,695,597

CHEMICALS – 3.0%
Monsanto Co.	25,700	2,870,433

COMMUNICATIONS EQUIPMENT – 7.2%
Ciena Corp.*	41,300	1,408,743
Cisco Systems, Inc.*	157,060	4,251,614
Polycom, Inc.*	17,945	498,512
QUALCOMM, Inc.	19,193	755,245

		6,914,114

COMPUTERS & PERIPHERALS – 11.3%
Apple Computer, Inc.*	30,261	5,994,099
Hewlett-Packard Co.	91,350	4,611,348
International Business Machines Corp.	2,100	227,010

		10,832,457

CONSTRUCTION & ENGINEERING – 1.7%
Jacobs Engineering Group, Inc.*	17,400	1,663,614

DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
AT&T, Inc.	52,517	2,182,606

ELECTRIC UTILITIES – 1.6%
PPL Corp.	29,200	1,521,028

ENERGY EQUIPMENT & SERVICES – 4.7%
National-Oilwell, Inc.*	46,400	3,408,544
Transocean, Inc.*	7,275	1,041,416

		4,449,960

	Shares	Value

FOOD & STAPLES RETAILING – 7.6%
CVS Caremark Corp.	47,600	$1,892,100
Great Atlantic & Pacific Tea, Inc.*	26,900	842,777
Safeway, Inc.	44,200	1,512,082
Wal-Mart Stores, Inc.	62,900	2,989,637

		7,236,596

HEALTH CARE PROVIDERS & SERVICES – 6.2%
Cardinal Health, Inc.	13,200	762,300
Express Scripts, Inc.*	10,112	738,176
McKesson HBOC, Inc.	15,000	982,650
Medco Health Solutions, Inc.*	21,200	2,149,680
WellPoint, Inc.*	14,800	1,298,404

		5,931,210

HOTELS RESTAURANTS & LEISURE – 1.3%
Burger King Holdings, Inc.	42,900	1,223,079

INSURANCE – 3.4%
ACE, Ltd.	11,600	716,648
Prudential Financial, Inc.	10,200	949,008
The Chubb Corp.	29,470	1,608,473

		3,274,129

INTERNET SOFTWARE & SERVICES – 1.4%
Google, Inc.*	1,900	1,313,812

LIFE SCIENCES TOOLS & SERVICES – 1.3%
PerkinElmer, Inc.	48,000	1,248,960

MACHINERY – 7.3%
AGCO Corp.*	46,500	3,161,070
Cummins, Inc.	12,900	1,643,073
Manitowoc, Inc.	44,980	2,196,373

		7,000,516

MEDIA – 4.9%
Discovery Holding Co.*	41,700	1,048,338
EchoStar Communications Corp., Class A*	19,800	746,856
The Walt Disney Co.	91,000	2,937,480

		4,732,674

METALS & MINING – 0.9%
Allegheny Technologies, Inc.	10,162	877,997

OIL & GAS-EXPLORATION & PRODUCTION – 4.7%
Exxon Mobil Corp.	13,400	1,255,446
Frontier Oil Corp.	24,629	999,445
Holly Corp.	12,300	625,947

See Notes to Financial Statements.

FI LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Shares	Value

Tesoro Corp.	25,400	$1,211,580
Western Refining, Inc.	15,592	377,482

		4,469,900

PHARMACEUTICALS – 2.7%
Endo Pharmaceuticals Holding, Inc.*	26,000	693,420
Schering-Plough Corp.	70,472	1,877,374

		2,570,794

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.4%
Applied Materials, Inc.	97,144	1,725,277
Formfactor, Inc.*	32,200	1,065,820
Intel Corp.	17,200	458,552
MEMC Electronic Materials, Inc.*	10,950	968,966

		4,218,615

SOFTWARE – 4.2%
Microsoft Corp.	112,050	3,988,980

SPECIALTY RETAIL – 1.1%
Advanced Auto Parts, Inc.	28,400	1,078,916

TEXTILES, APPAREL & LUXURY GOODS – 3.9%
Coach, Inc.*	15,800	483,164
Nike, Inc.	50,600	3,250,544

		3,733,708

*	Non-income producing security

	Shares	Value

TOBACCO – 1.0%
Altria Group, Inc.	12,600	$952,309

Total Common Stocks (cost $90,272,546)		94,906,399

	Principal Amount (000)
SHORT TERM INVESTMENT – 1.7%
REPURCHASE AGREEMENT – 1.7%
State Street Bank and Trust Company 1.70%, 1/2/08 (collateralized by $1,605,000 Federal Home Loan Bank, 4.125%, 04/18/08, with a value of $1,621,050 total to be received $1,585,150) (cost $1,585,000)	$1,585	1,585,000

TOTAL INVESTMENTS – 100.8%
(cost $91,857,546)		96,491,399
Liabilities in excess of other assets – (0.8)%		(747,365)

NET ASSETS – 100.0%		$95,744,034

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

COMMON STOCKS – 100.0%
AEROSPACE & DEFENSE – 2.0%
Precision Castparts Corp.		6,300	$873,810
Rockwell Collins, Inc.		12,200	878,034

			1,751,844

AIR FREIGHT & COURIERS – 1.1%
CH Robinson Worldwide, Inc.		12,000	649,440
Expeditors International of Washington, Inc.		6,700	299,356

			948,796

AUTO COMPONENTS – 0.7%
BorgWarner, Inc.		12,600	609,966

BIOTECHNOLOGY – 2.6%
Amylin Pharmaceuticals, Inc.*		18,200	673,400
Cephalon, Inc.*		11,200	803,712
Millennium Pharmaceuticals, Inc.*		45,200	677,096
Regeneron Pharmaceuticals, Inc.*		4,600	111,090

			2,265,298

CAPITAL MARKETS – 4.2%
Aberdeen Asset Management PLC	GB	203,748	672,250
Blackrock, Inc.		3,500	758,800
State Street Corp.		12,600	1,023,120
T Rowe Price Group, Inc.		10,600	645,328
Waddell & Reed Financial, Inc. Class A		14,700	530,523

			3,630,021

CHEMICALS – 3.4%
Agrium, Inc.		11,600	837,636
CF Industries Holdings, Inc.		12,100	1,331,726
FMC Corp.		12,900	703,695

			2,873,057

	Country Code**	Shares	Value

COMMERCIAL BANKS – 0.8%
UCBH Holdings, Inc.		46,200	$654,192

COMMERCIAL SERVICES & SUPPLIES – 7.0%
Allied Waste Industries, Inc.*		91,300	1,006,126
Equifax, Inc.		34,200	1,243,512
Manpower, Inc.		18,200	1,035,580
Republic Services, Inc.		50,200	1,573,770
Robert Half International, Inc.		40,154	1,085,764

			5,944,752

COMMUNICATIONS EQUIPMENT – 1.8%
CommScope, Inc.*		14,000	688,940
F5 Networks, Inc.*		12,900	367,908
Sonus Networks, Inc.*		87,700	511,291

			1,568,139

COMPUTERS & PERIPHERALS – 2.1%
Emulex Corp.*		23,000	375,360
Logitech International*		8,369	306,640
Network Appliance, Inc.*		8,900	222,144
SanDisk Corp.*		25,600	849,152

			1,753,296

CONSTRUCTION & ENGINEERING – 2.1%
Fluor Corp.		3,400	495,448
Foster Wheeler, Ltd.*		8,400	1,302,168

			1,797,616

CONTAINERS & PACKAGING – 0.7%
Owens- Ilinois, Inc.*		12,700	628,650

DISTRIBUTORS – 1.1%
Li & Fung, Ltd.	HK	238,000	959,948

DIVERSIFIED CONSUMER SERVICES – 1.0%
ITT Educational Services, Inc.*		4,800	409,296
Strayer Education, Inc.		2,400	409,392

			818,688

DIVERSIFIED FINANCIAL SERVICES – 0.3%
Bovespa Holding*	BR	13,700	263,994

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

ELECTRIC UTILITIES – 2.5%
DPL, Inc.		34,900	$1,034,785
Northeast Utilities		34,600	1,083,326

			2,118,111

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.0%
Flir Systems, Inc.*		21,000	657,300
Kingboard Chemical Holdings, Ltd.	HK	10,000	58,738
National Instruction Corp.		18,800	626,604
Sunpower Corp. Class A*		2,900	378,131

			1,720,773

ENERGY EQUIPMENT & SERVICES – 1.8%
Compagnie Generale De Geophysique-Veritas*		14,900	835,145
Diamond Offshore Drilling, Inc.		4,600	653,200
Seadrill, Ltd.*	NO	1,000	24,402

			1,512,747

FOOD & STAPLES RETAILING – 3.0%
BJ’s Wholesale Club, Inc.*		37,000	1,251,710
SUPERVALU, Inc.		34,900	1,309,448

			2,561,158

GAS UTILITIES – 1.2%
UGI Corp.		38,500	1,049,125

HEALTH CARE EQUIPMENT & SUPPLIES – 3.3%
Beckman Coulter, Inc.		22,500	1,638,000
Intuitive Surgical, Inc.*		1,200	389,400
Respironics, Inc.*		1,700	111,316
St. Jude Medical, Inc.*		16,600	674,624

			2,813,340

HEALTH CARE PROVIDERS & SERVICES – 4.6%
Brookdale Senior Living, Inc.		13,600	386,376
Community Health Systems, Inc.*		35,400	1,304,844
DaVita, Inc.*		10,000	563,500
Health Net, Inc.*		4,300	207,690
Patterson Cos., Inc.*		9,500	322,525
Universal Health Services, Inc.		22,300	1,141,760

			3,926,695

	Country Code**	Shares	Value

HOTELS RESTAURANTS & LEISURE – 0.5%
Ctrip.com International, Ltd.		7,000	$402,290

HOUSEHOLD DURABLES – 1.7%
Newell Rubbermaid, Inc.		29,800	771,224
NVR, Inc.*		1,300	681,200

			1,452,424

HOUSEHOLD PRODUCTS – 1.5%
Clorox Co.		19,900	1,296,883

INSURANCE – 1.6%
Everest Re Group, Ltd.		5,700	572,280
Unum Group		33,300	792,207

			1,364,487

INTERNET SOFTWARE & SERVICES – 2.5%
Equinix, Inc.*		8,300	838,881
VeriSign, Inc.*		34,600	1,301,306

			2,140,187

IT SERVICES – 1.6%
Western Union Co./the		55,700	1,352,396

LIFE SCIENCES TOOLS & SERVICES – 1.5%
Charles River Laboratories International, Inc.*		19,300	1,269,940

MACHINERY – 3.8%
Kennametal, Inc.		24,900	942,714
Oshkosh Truck Corp.		14,200	671,092
Paccar, Inc.		12,700	691,896
Toro Co.		17,500	952,700

			3,258,402

MEDIA – 1.0%
Dreamworks Animation Skg, Inc.*		34,500	881,130

METALS & MINING – 4.1%
Cleveland-Cliffs, Inc.		14,300	1,441,440
Nucor Corp.		11,700	692,874
Thompson Creek Metals Co., Inc.*	CA	18,600	320,004
United States Steel Corp.		8,600	1,039,826

			3,494,144

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Country Code**	Shares	Value

OIL & GAS-CONSUMABLE FUELS – 6.6%
Consol Energy, Inc.		9,400	$672,288
Forest Oil Corp.*		26,500	1,347,260
Noble Energy, Inc.		14,600	1,160,992
Peabody Energy Corp.		11,500	708,860
Southwestern Energy Co.*		10,800	601,776
Ultra Petroleum Corp.*		15,600	1,115,400

			5,606,576

PHARMACEUTICALS – 2.7%
Barr Pharmaceuticals, Inc.*		24,400	1,295,640
Elan Corp. PLC*		26,200	575,876
Sepracor, Inc.*		16,500	433,125

			2,304,641

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.7%
Forest City Enterprises, Inc.		10,500	466,620
Greentown China Holdings, Ltd.	HK	105,000	164,286

			630,906

REITS – 0.6%
Kimco Realty Corp.		13,300	484,120

ROAD & RAIL – 2.5%
Con-way, Inc.		7,000	290,780
JB Hunt Transport Services, Inc.		36,600	1,008,330
Landstar Systems, Inc.		20,200	851,430

			2,150,540

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.2%
Altera Corp.		66,000	1,275,120
Lam Research Corp.*		18,500	799,755
Linear Technology Corp.		19,700	627,051

			2,701,926

SOFTWARE – 7.1%
Activision, Inc.*		27,600	819,720
Autodesk, Inc.*		20,000	995,200
BMC Software, Inc.*		14,800	527,472

	Country Code**	Shares	Value

Cadence Design Systems, Inc.*		61,200	$1,041,012
Electronic Arts, Inc.*		19,900	1,162,359
Factset Research Systems, Inc.		5,400	300,780
McAfee, Inc.*		32,600	1,222,500

			6,069,043

SPECIALTY RETAIL – 4.7%
Abercrombie & Fitch Co. Class A		7,600	607,772
American Eagle Outfitters, Inc.		27,800	577,406
Dick’s Sporting Goods, Inc.*		29,800	827,248
O’Reilly Automotive, Inc.*		19,100	619,413
PETsMART, Inc.		25,200	592,956
Tiffany & Co.		17,300	796,319

			4,021,114

TEXTILES & APPAREL – 2.1%
Gildan Activewear, Inc.*		21,500	884,940
Liz Claiborne, Inc.		16,200	329,670
Peace Mark Holdings, Ltd.	HK	208,000	336,646
Under Armour, Inc.*		5,400	235,818

			1,787,074

WIRELESS TELECOMMUNICATION SERVICES – 0.7%
American Tower Corp. Class A*		14,200	604,920

Total Common Stocks (cost $77,157,684)			85,443,349

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued) December 31, 2007	Sun Capital Advisers Trust

	Principal Amount (000)	Value

SHORT TERM INVESTMENT – 0.1%
REPURCHASE AGREEMENT – 0.1%
State Street Bank and Trust Company 3.45, %, 1/2/08 (collateralized by $120,000 Federal Home Loan Mortgage 4.125%, 04/18/08, with a value of $121,200 total to be received $117,022) (cost $117,000)	$117	$117,000

TOTAL INVESTMENTS – 100.1%
(cost $77,274,684)		85,560,349
Liabilities in excess of other assets – (0.1)%		(122,433)

NET ASSETS – 100.0%		$85,437,916

*	Non-income producing security
**	Unless otherwise noted the country code for all securities is United States.
BR =	Brazil
CA =	Canada
GB =	United Kingdom
HK =	Hong Kong
NO =	Norway

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2007	Sun Capital Advisers Trust

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund
ASSETS
Investment in securities, at value	$13,197,251	$67,211,567	$130,858,885	$258,436,439	$80,821,564	$181,093,875	$96,491,399	$85,560,349
Cash	190,251	25,916	—	196,734	1,109	305	199	974
Foreign currency, at value	—	—	—	—	795	1,787	—	—
Interest and dividends receivable	12,643	587,368	15,351	2,560,508	79,242	141,904	116,271	83,141
Receivable for Fund shares sold	—	1,286	447,391	153,740	144,506	373,153	20,358	—
Receivable for investments sold	—	—	—	—	—	4,048,503	—	684,298
Receivable due from Adviser	5,515	—	—	—	—	—	—	—
Other assets	1,620	7,897	15,628	30,454	9,641	20,247	12,709	10,312

Total Assets	13,407,280	67,834,034	131,337,255	261,377,875	81,056,857	185,679,774	96,640,936	86,339,074

LIABILITIES
Payable for investments purchased - regular delivery	—	451,286	—	—	77,949	7,099,020	363,834	633,021
Payable for investments purchased - delayed delivery	—	1,016,638	—	—	—	—	—	—
Payable for Fund shares redeemed	2,878	74,325	338,985	82,810	161,720	102,155	315,642	50,098
Adviser fee payable	—	64,381	87,190	593,035	121,306	200,164	134,048	156,977
Trustees fees payable	232	937	1,756	3,412	1,135	2,445	1,326	1,195
Accrued expenses and other liabilities	52,190	71,107	57,852	192,105	69,904	157,997	82,052	59,867

Total Liabilities	55,300	1,678,674	485,783	871,362	432,014	7,561,781	896,902	901,158

NET ASSETS	$13,351,980	$66,155,360	$130,851,472	$260,506,513	$80,624,843	$178,117,993	$95,744,034	$85,437,916

COMPOSITION OF NET ASSETS
Paid-in Capital	$13,734,276	$67,341,627	$130,851,652	$236,497,931	$61,000,232	$177,380,668	$93,379,099	$58,603,361
Accumulated undistributed (distributions in excess of) net investment income (loss)	—	16,611	—	7,851,799	708,986	182,225	—	154,488
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,800)	(52,364)	(180)	15,883,755	565,330	5,475,779	(2,268,918)	18,394,723
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(378,496)	(1,150,514)	—	273,028	18,350,295	(4,920,679)	4,633,853	8,285,344

	$13,351,980	$66,155,360	$130,851,472	$260,506,513	$80,624,843	$178,117,993	$95,744,034	$85,437,916

Initial Class
Net Assets	$5,544,203	$40,695,607	$129,111,781	$87,441,417	$52,860,905	$72,740,903	$62,679,747	$85,437,916
Shares of Beneficial Interest	514,993	4,290,605	129,113,141	4,793,593	3,873,852	5,603,211	5,884,975	4,760,837
Net asset value per share	$10.77	$9.48	$1.00	$18.24	$13.65	$12.98	$10.65	$17.95

Service Class
Net Assets	$7,807,777	$25,459,753	$1,739,691	$173,065,096	$27,763,938	$105,377,090	$33,064,287	$—
Shares of Beneficial Interest	707,907	2,665,199	1,739,691	8,802,320	2,039,355	8,200,188	3,109,620	—
Net asset value per share	$11.03	$9.55	$1.00	$19.66	$13.61	$12.85	$10.63	$—

Investment in securities, at cost	$13,575,747	$68,362,081	$130,858,885	$258,163,411	$62,471,371	$186,014,516	$91,857,546	$77,274,684

Foreign currency, at cost	$—	$—	$—	$—	$789	$1,802	$—	$—

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2007	Sun Capital Advisers Trust

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Oppenheimer Main Street Small Cap Fund	FI Large Cap Growth Fund	Blue Chip Mid Cap Fund
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $0; $1,886; $0; $0; $0; $0; $0 and $0, respectively)	$20,534	$3,609,756	$6,801,915	$475,523	$109,770	$54,758	$26,649	$52,721
Dividends (net of foreign withholding taxes of $0; $0; $0; $0; $7,517; $1,445; $0 and $4,790, respectively)	220,827	—	—	9,505,435	1,273,329	1,520,954	575,862	725,565

Total investment income	241,361	3,609,756	6,801,915	9,980,958	1,383,099	1,575,712	602,511	778,286

EXPENSES
Investment advisory fee	94,694	369,502	646,704	2,376,753	535,101	993,571	554,622	753,017
Distribution fee (Service Class)	17,816	44,326	3,795	352,900	28,890	103,208	67,095	—
Custody and fund accounting	63,206	86,988	78,236	97,739	87,325	455,156	103,175	119,382
Audit	38,214	38,423	32,983	39,189	35,061	39,612	35,202	35,910
Legal	4,030	15,642	33,100	71,835	19,499	32,129	22,544	25,860
Printing	1,530	6,826	11,455	57,895	5,694	19,566	13,827	11,248
Administration	24,088	59,622	110,767	201,467	66,982	105,254	64,885	76,059
Transfer agency	13,326	13,778	13,674	17,980	13,018	13,342	15,664	8,325
Trustees fees	1,873	12,316	27,167	53,670	14,059	25,036	10,337	19,283
Insurance	2,034	9,578	21,572	40,719	10,711	16,035	791	16,922
Miscellaneous fees	1,003	2,176	826	6,571	2,423	3,840	4,074	5,085

Total expenses	261,814	659,177	980,279	3,316,718	818,763	1,806,749	892,216	1,071,091

Less: Reduction of advisory fees	(94,694)	(152,973)	(329,779)	(211,790)	(147,751)	(462,105)	(226,129)	(129, 819)
Reimbursement of operating expenses	(27,554)	—	—	—	—	—	—	—

Net expenses	139,566	506,204	650,500	3,104,928	671,012	1,344,644	666,087	941,272

Net investment income (loss)	101,795	3,103,552	6,151,415	6,876,030	712,087	231,068	(63,576)	(162,986)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments and foreign currency transactions	867,392	2,464	(3)	15,613,636	2,336,914	5,711,348	(1,854,436)	18,951,633
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,832,135)	(847,401)	—	(59,117,636)	(783,487)	(12,600,394)	4,484,369	(4,881,922)

Net realized and unrealized gain (loss) on investments and foreign currency	(964,743)	(844,937)	(3)	(43,504,000)	1,553,427	(6,889,046)	2,629,933	14,069,711

Increase (Decrease) in Net Assets From Operations	$(862,948)	$2,258,615	$6,151,412	$(36,627,970)	$2,265,514	$(6,657,978)	$2,566,357	$13,906,725

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Sun Capital Advisers Trust

	All Cap Fund		Investment Grade Bond Fund		Money Market Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$101,795	$133,393	$3,103,552	$2,766,130	$6,151,415	$5,343,015
Net realized gain (loss) from investments and foreign currency transactions	867,392	226,517	2,464	(25,436)	(3)	—
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,832,135)	1,322,327	(847,401)	44,189	—	—

Net increase (decrease) in net assets resulting from operations	(862,948)	1,682,237	2,258,615	2,784,883	6,151,412	5,343,015

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(49,720)	(81,806)	(2,262,262)	(2,349,146)	(6,083,138)	(5,303,933)
Service Class	(48,698)	(53,365)	(876,489)	(315,428)	(68,277)	(39,082)
Net realized gain on investments
Initial Class	(368,681)	(17,589)	—	(526,431)	—	—
Service Class	(500,968)	(14,555)	—	(83,387)	—	—
Return of Capital
Initial Class	—	—	—	(84,142)	—	—
Service Class	—	—	—	(17,414)	—	—

Net decrease in net assets from distributions	(968,067)	(167,315)	(3,138,751)	(3,375,948)	(6,151,415)	(5,343, 015)

SHARE TRANSACTIONS
Net proceeds from sales	5,510,262	4,731,848	24,231,512	9,505,246	69,745,250	72,804,005
Net proceeds from reinvestment of distributions	968,067	167,315	3,138,703	3,375,948	6,151,347	5,343,015
Cost of shares redeemed	(2,740,114)	(2,068,212)	(14,913,723)	(14,953,135)	(66,483,696)	(67,647,556)

Net increase (decrease) in net assets from share transactions	3,738,215	2,830,951	12,456,492	(2,071,941)	9,412,901	10,499,464

Total increase (decrease) in net assets	1,907,200	4,345,873	11,576,356	(2,663,006)	9,412,898	10,499,464
NET ASSETS
Beginning of period	11,444,780	7,098,907	54,579,004	57,242,010	121,438,574	110,939,110

End of period†	$13,351,980	$11,444,780	$66,155,360	$54,579,004	$130,851,472	$121,438,574

SHARES OF BENEFICIAL INTEREST
Shares sold	437,000	409,327	2,525,592	985,014	69,745,250	72,804,005
Shares issued to shareholders from reinvestment of distributions	88,601	13,350	328,554	352,010	6,151,347	5,343,015
Shares redeemed	(218,665)	(181,277)	(1,565,396)	(1,555,314)	(66,483,696)	(67,647,556)

Net increase (decrease)	306,936	241,400	1,288,750	(218,290)	9,412,901	10,499,464

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$—	$—	$(16,611)	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	Real Estate Fund		Davis Venture Value Fund		Oppenheimer Main Street Small Cap Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,876,030	$5,765,357	$712,087	$417,395	$231,068	$19,774
Net realized gain from investments and foreign currency transactions	15,613,636	29,434,780	2,336,914	1,921,923	5,711,348	16,547,916
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(59,117,636)	27,468,821	(783,487)	5,479,918	(12,600,394)	(5,153,854)

Net increase (decrease) in net assets resulting from operations	(36,627,970)	62,668,958	2,265,514	7,819,236	(6,657,978)	11,413,836

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Initial Class	(1,516,434)	(1,835,207)	(323,114)	(404,193)	—	—
Service Class	(1,811,254)	(1,070,294)	(72,502)	(184)	—	—
Net realized gain on investments:
Initial Class	(12,628,394)	(4,968,324)	—	—	(9,223,990)	(3,408,768)
Service Class	(18,059,353)	(3,456,525)	—	—	(7,562,789)	(959)
Return of Capital:
Initial Class	—	—	—	—	—	—
Service Class	—	—	—	—	—	—

Net decrease in net assets from share transactions	(34,015,435)	(11,330,350)	(395,616)	(404,377)	(16,786,779)	(3,409,727)

SHARE TRANSACTIONS
Net proceeds from sales	107,443,210	53,438,966	33,199,463	8,823,372	118,435,652	7,967,521
Net proceeds from reinvestment of distributions	34,015,435	11,330,350	395,616	404,377	16,786,779	3,409,727
Cost of shares redeemed	(38,459,918)	(44,102,686)	(16,305,872)	(9,392,552)	(20,899,911)	(19,090,076)

Net increase (decrease) in net assets from share transactions	102,998,727	20,666,630	17,289,207	(164,803)	114,322,520	(7,712,828)

Total increase in net assets	32,355,322	72,005,238	19,159,105	7,250,056	90,877,763	291,281
NET ASSETS
Beginning of period	228,151,191	156,145,953	61,465,738	54,215,682	87,240,230	86,948,949

End of period†	$260,506,513	$228,151,191	$80,624,843	$61,465,738	$178,117,993	$87,240,230

SHARES OF BENEFICIAL INTEREST
Shares sold	4,580,162	2,325,382	2,407,739	725,226	8,108,313	559,301
Shares issued to shareholders from reinvestment of distributions	1,683,947	496,597	29,378	33,475	1,270,656	245,305
Shares redeemed	(1,671,440)	(1,966,405)	(1,191,863)	(779,404)	(1,385,457)	(1,300,786)

Net increase (decrease)	4,592,669	855,574	1,245,254	(20,703)	7,993,512	(496,180)

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$7,851,799	$4,863,265	$708,986	$401,361	$182,225	$12,559

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Sun Capital Advisers Trust

	FI Large Cap Growth Fund		Blue Chip Mid Cap Fund
	Year Ended December 31,		Year Ended December 31,
	2007	2006*	2007	2006
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(63,576)	$(2,103)	$(162,986)	$879,571
Net realized gain (loss) from investments and foreign currency transactions	(1,854,436)	(109,263)	18,951,633	15,597,796
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,484,369	149,484	(4,881,922)	(6,369,825)

Net increase in net assets resulting from operations	2,566,357	38,118	13,906,725	10,107,542

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	—	—	(1,028,183)	—
Service Class	—	—	—	—
Net realized gain on investments
Initial Class	(157,990)	—	(15,554,509)	(15,575,148)
Service Class	(83,653)	—	—	—
Return of Capital
Initial Class	—	—	—	—
Service Class	—	—	—	—

Net decrease in net assets from distributions	(241,643)	—	(16,582,692)	(15,575,148)

SHARE TRANSACTIONS
Net proceeds from sales	4,731,411	3,814,139	4,709,517	8,457,476
Subscriptions in-kind	115,803,403	—	—	—
Net proceeds from reinvestment of distributions	241,643	—	16,582,692	15,575,148
Cost of shares redeemed	(31,166,663)	(42,731)	(27,810,794)	(18,860,690)

Net increase (decrease) in net assets from share transactions	89,609,794	3,771,408	(6,518,585)	5,171,934

Total increase (decrease) in net assets	91,934,508	3,809,526	(9,194,552)	(295,672)
NET ASSETS
Beginning of period	3,809,526	—	94,632,468	94,928,140

End of period†	$95,744,034	$3,809,526	$85,437,916	$94,632,468

SHARES OF BENEFICIAL INTEREST
Shares sold	454,371	386,310	229,932	413,951
Shares issued in-kind	11,102,915	—	—	—
Shares issued to shareholders from reinvestment of distributions	22,833	—	940,595	879,952
Shares redeemed	(2,967,393)	(4,441)	(1,380,043)	(930,785)

Net increase (decrease)	8,612,726	381,869	(209,516)	363,118

† Accumulated undistributed (distributions in excess of) net investment income (loss)	$—	$—	$154,488	$863,339

*	For the period May 1, 2006 (commencement of operations) through December 31, 2006.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	All Cap Fund Initial Class Shares					All Cap Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2007	2006	2005	2004	2003	2007	2006	2005		2004*
Net Asset Value, Beginning of Period	$12.37	$10.47	$12.47	$11.45	$7.54	$12.65	$10.70	$12.72		$12.14

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.12	0.17	0.02	0.03	0.04	0.08	0.12	(0.00	)(e)	0.00	(e)
Net realized and unrealized gain (loss) on investments	(0.84)	1.93	(0.09)	2.25	3.94	(0.84)	2.00	(0.11)		1.58

Total from Investment Operations	(0.72)	2.10	(0.07)	2.28	3.98	(0.76)	2.12	(0.11)		1.58

Less Distributions from:
Net investment income	(0.10)	(0.16)	(0.02)	(0.03)	(0.03)	(0.08)	(0.13)	—		(0.00	)(e)
In excess of net investment income	—	—	—	—	—	—	—	—		—
Net realized gain on investments	(0.78)	(0.04)	(1.91)	(1.23)	(0.04)	(0.78)	(0.04)	(1.91)		(1.00)
In excess of net realized gain on investments	—	—	—	—	—	—	—	—		—
Capital	—	—	—	—	—	—	—	—		—

Total distributions	(0.88)	(0.20)	(1.93)	(1.26)	(0.07)	(0.86)	(0.17)	(1.91)		(1.00)

Net Asset Value, End of Period	$10.77	$12.37	$10.47	$12.47	$11.45	$11.03	$12.65	$10.70		$12.72

Total Return (b)	(5.81)%	20.07%	(0.72)%	20.39%	52.89%	(6.07)%	19.78%	(0.98)%		13.20%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$5,544	$6,183	$5,505	$7,049	$5,082	$7,808	$5,262	$1,594		$1,111
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%	1.15%		1.15%
Gross expenses (a)(d)	1.81%	2.47%	2.74%	3.42%	5.47%	2.05%	2.62%	3.04%		4.04%
Net investment income (loss) (a)(c)(d)	0.89%	1.47%	0.15%	0.27%	0.70%	0.63%	1.44%	(0.05)%		0.21%
Portfolio turnover rate	63%	135%	114%	137%	150%	63%	135%	114%		137%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares					Investment Grade Bond Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$9.62	$9.72	$10.09	$10.02	$9.63	$9.69	$9.79	$10.16	$10.09

Income (Loss) from Investment Operations:
Net investment income (d)	0.49	0.50	0.46	0.48	0.52	0.47	0.47	0.44	0.42
Net realized and unrealized gain (loss) on investments	(0.14)	0.00 (e)	(0.27)	0.14	0.39	(0.14)	0.01	(0.27)	0.07

Total from Investment Operations	0.35	0.50	0.19	0.62	0.91	0.33	0.48	0.17	0.49

Less Distributions from:
Net investment income	(0.49)	(0.47)	(0.47)	(0.48)	(0.52)	(0.47)	(0.45)	(0.44)	(0.42)
In excess of net investment income	—	—	—	—	—	—	—	—	—
Net realized gain on investments	—	(0.11)	(0.09)	(0.07)	—	—	(0.11)	(0.10)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—
Capital	—	(0.02)	—	—	—	—	(0.02)	—	—

Total distributions	(0.49)	(0.60)	(0.56)	(0.55)	(0.52)	(0.47)	(0.58)	(0.54)	(0.42)

Net Asset Value, End of Period	$9.48	$9.62	$9.72	$10.09	$10.02	$9.55	$9.69	$9.79	$10.16

Total Return (b)	3.75%	5.39%	1.96%	6.42%	9.63%	3.51%	5.13%	1.73%	5.03%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$40,696	$45,186	$53,630	$57,619	$66,335	$25,460	$9,393	$3,612	$704
Ratios to average net assets:
Net expenses (a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%
Gross expenses (a)(d)	1.00%	1.06%	1.03%	0.98%	0.88%	1.24%	1.31%	1.28%	1.26%
Net investment income (a)(c)(d)	5.10%	5.14%	4.72%	4.81%	5.22%	4.89%	5.06%	4.48%	4.58%
Portfolio turnover rate	46%	55%	55%	66%	57%	46%	55%	55%	66%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares					Money Market Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2007	2006	2005	2004	2003	2007	2006	2005*
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net investment income (d)	0.05	0.05	0.03	0.01	0.01	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.00 (e)	—	—	—	—	—	—	—

Total from Investment Operations	0.05	0.05	0.03	0.01	0.01	0.05	0.04	0.02

Less Distributions from:
Net investment income	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)	(0.05)	(0.04)	(0.02)
In excess of net investment income	—	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—

Total distributions	(0.05)	(0.05)	(0.03)	(0.01)	(0.01)	(0.05)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (b)	4.87%	4.59%	2.75%	0.74%	0.55%	4.61%	4.33%	1.93%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$129,112	$120,164	$110,430	$121,399	$113,004	$1,740	$1,274	$509
Ratios to average net assets:
Net expenses (a)(c)(d)	0.50%	0.50%	0.50%	0.65%	0.65%	0.75%	0.75%	0.75%
Gross expenses (a)(d)	0.76%	0.77%	0.77%	0.71%	0.65%	1.00%	1.02%	1.02%
Net investment income (a)(c)(d)	4.76%	4.51%	2.69%	0.77%	0.56%	4.50%	4.31%	2.99%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period from April 25, 2005 (Commencement of Operations – Service Class Shares) through December 31, 2005.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Real Estate Fund Initial Class Shares					Real Estate Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004*
Net Asset Value, Beginning of Period	$24.60	$18.80	$19.01	$15.09	$11.10	$26.23	$19.97	$20.08	$15.72

Income (Loss) from Investment Operations:
Net investment income (d)	0.66	0.81	0.23	0.58	0.28	0.40	0.64	0.21	0.30
Net realized and unrealized gain (loss) on investments	(3.70)	6.37	1.59	4.24	3.71	(3.71)	6.94	1.65	4.06

Total from Investment Operations	(3.04)	7.18	1.82	4.82	3.99	(3.31)	7.58	1.86	4.36

Less Distributions from:
Net investment income	(0.36)	(0.37)	(0.32)	(0.27)	—	(0.30)	(0.31)	(0.26)	—
In excess of net investment income	—	—	—	—	—	—	—	—	—
Net realized gain on investments	(2.96)	(1.01)	(1.71)	(0.63)	—	(2.96)	(1.01)	(1.71)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—	—	—

Total distributions	(3.32)	(1.38)	(2.03)	(0.90)	—	(3.26)	(1.32)	(1.97)	—

Net Asset Value, End of Period	$18.24	$24.60	$18.80	$19.01	$15.09	$19.66	$26.23	$19.97	$20.08

Total Return (b)	(13.13)%	38.96%	9.67%	33.32%	35.95%	(13.34)%	38.64%	9.37%	27.74%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$87,441	$121,197	$105,368	$102,300	$78,695	$173,065	$106,954	$50,778	$21,890
Ratios to average net assets:
Net expenses (a)(c)(d)	1.10%	1.10%	1.10%	1.23%	1.25%	1.35%	1.35%	1.35%	1.50%
Gross expenses (a)(d)	1.18%	1.19%	1.22%	1.23%	1.26%	1.43%	1.44%	1.47%	1.51%
Net investment income (a)(c)(d)	2.65%	3.08%	3.55%	3.62%	4.54%	2.82%	2.95%	3.56%	3.79%
Portfolio turnover rate	25%	44%	32%	67%	42%	25%	44%	32%	67%

*	For the period from February 1, 2004 (Commencement of Operations – Service Class Shares) through December 31, 2004.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Davis Venture Value Fund Initial Class Shares					Davis Venture Value Fund Service Class Shares
	Years Ended December 31,					Years Ended December 31,
	2007	2006	2005	2004	2003	2007	2006*
Net Asset Value, Beginning of Period	$13.17	$11.56	$10.61	$9.50	$7.32	$13.15	$12.08

Income (Loss) from Investment Operations:
Net investment income (d)	0.17	0.09	0.09	0.08	0.07	0.12	0.04
Net realized and unrealized gain on investments	0.39	1.61	0.94	1.10	2.16	0.39	1.12

Total from Investment Operations	0.56	1.70	1.03	1.18	2.23	0.51	1.16

Less Distributions from:
Net investment income	(0.08)	(0.09)	(0.08)	(0.07)	(0.05)	(0.05)	(0.09)
In excess of net investment income	—	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—

Total distributions	(0.08)	(0.09)	(0.08)	(0.07)	(0.05)	(0.05)	(0.09)

Net Asset Value, End of Period	$13.65	$13.17	$11.56	$10.61	$9.50	$13.61	$13.15

Total Return (b)	4.23%	14.77%	9.73%	12.45%	30.50%	3.91%	9.66%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$52,861	$61,438	$54,216	$51,362	$44,215	$27,764	$27
Ratios to average net assets:
Net expenses (a)(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%
Gross expenses (a)(d)	1.11%	1.16%	1.13%	1.16%	1.19%	1.35%	1.43%
Net investment income (a)(c)(d)	1.06%	0.74%	0.81%	0.83%	0.86%	0.68%	0.48%
Portfolio turnover rate	10%	16%	15%	11%	7%	10%	16%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Oppenheimer Main Street Small Cap Fund Initial Class Shares						Oppenheimer Main Street Small Cap Fund Service Class Shares
	Years Ended December 31,						Years Ended December 31,
	2007	2006	2005	2004	2003		2007	2006*
Net Asset Value, Beginning of Period	$15.02	$13.79	$15.21	$14.07	$9.94		$14.99	$15.56

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.05	0.01	0.01	1.23	(0.00	)(e)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	(0.23)	1.82	0.57	1.14	4.14		(0.29)	0.04

Total from Investment Operations	(0.18)	1.83	0.58	2.37	4.14		(0.28)	0.03

Less Distributions from:
Net investment income	—	—	—	—	(0.01)		—	—
In excess of net investment income	—	—	—	—	—		—	—
Net realized gain on investments	(1.86)	(0.60)	(2.00)	(1.23)	—		(1.86)	(0.60)
In excess of net realized gain on investments	—	—	—	—	—		—	—
Capital	—	—	—	—	—		—	—

Total distributions	(1.86)	(0.60)	(2.00)	(1.23)	(0.01)		(1.86)	(0.60)

Net Asset Value, End of Period	$12.98	$15.02	$13.79	$15.21	$14.07		$12.85	$14.99

Total Return (b)	(1.44)%	13.60%	4.33%	18.43%	41.62%		(2.11)%	0.48%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$72,741	$87,215	$86,949	$89,031	$71,827		$105,377	$25
Ratios to average net assets:
Net expenses (a)(c)(d)	1.00%	1.00%	1.00%	1.00%	1.00%		1.25%	1.25%
Gross expenses (a)(d)	1.38%	1.42%	1.10%	1.09%	1.12%		1.61%	1.82%
Net investment income (loss) (a)(c)(d)	0.31%	0.02%	0.03%	(0.10)%	0.13%		(0.06)%	(0.09)%
Portfolio turnover rate	126%	206%	58%	106%	144%		126%	206%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout the period:

	FI Large Cap Growth Fund Initial Class Shares	FI Large Cap Growth Fund Service Class Shares
	Year Ended December 31,	Years Ended December 31
	2007**	2007	2006*
Net Asset Value, Beginning of Period	$9.99	$9.98	$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	0.00 (e)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.69	0.70	(0.01)

Total from Investment Operations	0.69	0.68	(0.02)

Less Distributions from:
Net investment income	—	—	—
In excess of net investment income	—	—	—
Net realized gain on investments	(0.03)	(0.03)	—
In excess of net realized gain on investments	—	—	—
Capital	—	—	—

Total distributions	(0.03)	(0.03)	—

Net Asset Value, End of Period	$10.65	$10.63	$9.98

Total Return (b)	6.88%	6.78%	(0.20)%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$62,680	$33,064	$3,810
Ratios to average net assets:
Net expenses (a)(c)(d)	0.81%	1.06%	1.06%
Gross expenses (a)(d)	1.06%	1.46%	5.26%
Net investment income (loss) (a)(c)(d)	0.01%	(0.25)%	(0.10)%
Portfolio turnover rate	307%	307%	110%

*	For the period from May 1, 2006 (Commencement of Operations – Service Class Shares) through December 31, 2006.
**	For the period from April 2, 2007 (Commencement of Operations – Initial Class Shares) through December 31, 2007.
(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

FINANCIAL HIGHLIGHTS (Continued)
Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Blue Chip Mid Cap Fund Initial Class Shares
	Years Ended December 31,
	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Period	$19.04		$20.60	$18.13		$15.61	$11.47

Income (Loss) from Investment Operations:
Net investment income (loss) (d)	(0.00	)(e)	0.18	(0.00	)(e)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	2.87		1.87	2.98		2.50	4.15

Total from Investment Operations	2.87		2.05	2.98		2.52	4.14

Less Distributions from:
Net investment income	(0.25)		—	(0.02)		—	—
In excess of net investment income	—		—	—		—	—
Net realized gain on investments	(3.71)		(3.61)	(0.49)		—	—
In excess of net realized gain on investments	—		—	—		—	—
Capital	—		—	—		—	—

Total distributions	(3.96)		(3.61)	(0.51)		—	—

Net Asset Value, End of Period	$17.95		$19.04	$20.60		$18.13	$15.61

Total Return (b)	15.41%		11.30%	16.61%		16.14%	36.09%

Ratios and Supplemental Data:
Net Assets, End of Period (000’s)	$85,438		$94,632	$94,928		$89,609	$75,669
Ratio to average net assets:
Net expenses (a)(c)(d)	1.00%		1.00%	1.00%		1.00%	1.00%
Gross expenses (a)(d)	1.14%		1.14%	1.15%		1.12%	1.14%
Net investment income (loss) (a)(c)(d)	(0.17)%		0.92%	(0.03)%		0.13%	(0.09)%
Portfolio turnover rate	75%		83%	67%		60%	76%

(a)	Annualized for periods of less than one year.
(b)	Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)	Such percentages are after advisory fee waivers and expense reimbursements.
(d)	Does not include any insurance charges imposed in connection with your variable insurance contract.
(e)	Amount is less than $0.005 per share.

NOTES TO FINANCIAL STATEMENTS	Sun Capital Advisers Trust

NOTE A — ORGANIZATION

Sun Capital Advisers Trust (the “Trust”) is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Delaware statutory trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eight funds (each referred to as a “Fund”, collectively as “the Funds”), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund (“All Cap Fund”), Sun Capital Investment Grade Bond Fund (“Investment Grade Bond Fund”), Sun Capital Money Market Fund (“Money Market Fund”), Sun Capital Real Estate Fund (“Real Estate Fund”), SC Davis Venture Value Fund (“Davis Venture Value Fund”), SC Oppenheimer Main Street Small Cap Fund (“Oppenheimer Main Street Small Cap Fund”), SC FI Large Cap Growth Fund (“FI Large Cap Growth Fund”), and the SC Blue Chip Mid Cap Fund (“Blue Chip Mid Cap Fund”). Each of the Funds, other than the Real Estate Fund, is classified as a diversified fund under the 1940 Act. Each Fund offers Initial Class Shares. Initial Class Shares for FI Large Cap Growth Fund commenced operations on April 2, 2007. Each Fund offers Service Class Shares except the Blue Chip Mid Cap Fund.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Valuation of Investments

The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business (a valuation day). If the New York Stock Exchange closes early as a result of holiday observance, emergency, the triggering of trading “circuit breakers” or other reason, each Fund will accelerate the determination of its NAV to that earlier time.

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available or are considered unreliable are stated at fair value as determined in good faith under the oversight of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Investments in open end mutual funds are valued at their closing net asset value per share as reported by the investment company.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Interest income is recorded on the accrual basis (net of foreign withholding taxes). Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a REIT may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect or has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“the Code”). By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital may be recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2007, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

	Expires December 31,
	2008	2009	2010	2011	2012	2013	2014	2015
Investment Grade Bond Fund	$—	$—	$—	$—	$—	$—	$—	$42,836
Money Market Fund	156	—	—	—	21	—	—	3

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2007, the following Funds elected to defer net losses arising between November 1, 2007 and December 31, 2007.

Amount
Investment Grade Bond Fund	$6,509
Oppenheimer Main Street Small Cap Fund	667,713
FI Large Cap Growth Fund	1,873,907

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2007, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
All Cap	$566,912	$401,155	$—
Investment Grade Bond	3,138,751	—	—
Money Market	6,151,415	—	—
Real Estate	5,214,804	28,800,631	—
Davis Venture Value	395,616	—	—
Oppenheimer Main Street Small Cap	3,893,207	12,893,572	—
FI Large Cap Growth	241,643	—	—
Blue Chip Mid Cap	1,959,434	14,623,258	—

The tax character of distributions paid during the year ended December 31, 2006, was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
All Cap	$165,405	$1,910	$—
Investment Grade Bond	2,818,736	455,656	101,556
Money Market	5,343,015	—	—
Real Estate	4,952,767	6,377,583	—
Davis Venture Value	404,377	—	—
Oppenheimer Main Street Small Cap	601,289	2,808,438	—
FI Large Cap Growth	—	—	—
Blue Chip Mid Cap	2,566,459	13,008,689	—

As of December 31, 2007 the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
All Cap	$—	$39,072	$(421,368)
Investment Grade Bond	16,610	—	(1,153,532)
Money Market	—	—	—
Real Estate	12,220,176	10,539,599	1,248,810
Davis Venture Value	708,986	1,023,176	17,892,447
Oppenheimer Main Street Small Cap	3,061,687	4,297,743	(5,954,354)
FI Large Cap Growth	9,646	—	4,229,196
Blue Chip Mid Cap	6,105,811	12,488,067	8,240,997

Dollar Roll Transactions

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into “covered” rolls. A “covered” roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements

The Funds may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security (“collateral”) for a relatively short period (usually not more than 7 days) subject to the obligation to sell the security back to the repurchase agreement counterparty at a fixed time and price plus accrued interest. Securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian. The value of the collateral must at least equal 102% of the principal amount of the repurchase transaction, until the agreement matures. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. If the other party involved in the transaction fails to deliver the securities the Fund is at risk to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses.

Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Dividends and Distributions

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (“SFAS 157”). SFAS 157, which is effective for fiscal years beginning after November 15, 2007, defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the disclosures in the Fund’s financial statements.

In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (“Fin 48”) was issued and is effective for fiscal years beginning after December 15, 2006, with implementation for daily new asset value calculation purposes for the Funds to be no later than the last business day of the semi-annual reporting period. The FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax provision taken or expected to be taken on a tax return. At December 31, 2007, Trust management has concluded that the adoption of FIN 48 does not result in a material impact to the Fund’s net assets, results of operations and financial statement disclosures. Federal tax returns for the prior three fiscal years for each of the fund’s with the exception of FI Large Cap Growth remain subject to examination by the Internal Revenue Service. FI Large Cap Fund’s federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

NOTE C — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

Investment Advisory Agreement

Sun Capital Advisers LLC (the “Adviser”) is the investment adviser to each of the Funds under separate investment advisory agreements with the Trust. The Adviser, at its own cost, has retained Davis Advisors, as subadviser for the Davis Venture Value Fund; OppenheimerFunds, Inc., as subadviser for the Oppenheimer Main Street Small Cap Fund; Pyramis Global Advisors, LLC, as subadviser for the FI Large Cap Growth Fund; and Wellington Management Company, LLP, as subadviser for the Blue Chip Mid Cap Fund. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“Sun Life – US Ops Holdco”), a holding company. Sun Life Financial, Inc. (“Sun Life Financial”), a publicly traded holding company, is the ultimate parent of Sun Life – US Ops Holdco and the Adviser.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation quarterly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

	Daily Net Assets	Advisory Fee
All Cap Fund	All	0.70%

Investment Grade Bond Fund	All	0.60%

Money Market Fund	All	0.50%

Real Estate Fund	All	0.95%

Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%

Oppenheimer Main Street Small Cap Fund	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%

FI Large Cap Growth Fund	$0-$750 million over $750 million	0.75% 0.70%

Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

Limitations

Through April 30, 2009 the Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund’s other expenses to reduce each Fund’s total annual operating expenses to:

	Total Operating Expense
Fund	Initial Class	Service Class
All Cap	0.90%	1.15%
Investment Grade Bond	0.75%	1.00%
Money Market	0.50%	0.75%
Real Estate	1.10%	1.35%
Davis Venture Value	0.90%	1.15%
Oppenheimer Main Street Small Cap	1.00%	1.25%
FI Large Cap Growth	0.81%	1.06%
Blue Chip Mid Cap	1.00%	—

To the extent that a Fund’s total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years. For each of the periods below, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

	Year ended December 31, 2007		Two-year period ended December 31, 2007
Fund	Advisory Fees Waived	Expenses Reimbursed	Advisory Fees Waived	Expenses Reimbursed
All Cap	$94,694	$27,554	$158,692	$103,542
Investment Grade Bond	152,973	—	319,719	—
Money Market	329,779	—	649,471	—
Real Estate	211,790	—	382,534	—
Davis Venture Value	147,751	—	293,419	—
Oppenheimer Main Street Small Cap	462,105	—	836,331	—
Fl Large Cap Growth	226,129	—	241,598	70,747
Blue Chip Mid Cap	129,819	—	264,353	—

Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the “Plan”), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. (“Clarendon”), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). The fees of the Trust payable to Clarendon pursuant of the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund’s average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon and others.

Trustees’ Compensation

Trustees’ fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the year ended December 31, 2007 was $166,250. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life — US Ops Holdco or Sun Life Financial, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life — US Ops Holdco or Sun Life Financial. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life — US Ops Holdco or Sun Life Financial.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2007 were as follows:

Fund	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
All Cap	$10,610,755	$—	$8,217,252	$—
Investment Grade Bond	19,854,949	21,039,027	15,754,181	11,827,530
Real Estate	132,120,065	—	61,594,788	—
Davis Venture Value	22,786,829	—	7,232,023	—
Oppenheimer Main Street Small Cap.	260,063,670	—	155,400,425	—
FI Large Cap Growth*	291,351,372	—	229,803,070	—
Blue Chip Mid Cap	69,940,235	—	90,165,297	—

*	Excludes securities received on an in-kind basis and related subsequent sales of securities of $115,803,403 and $88,446,711, respectively.

Purchases and sales, including maturities, of short-term securities, by the Money Market Fund for the year ended December 31, 2007 were $853,235,964, and $850,202,227, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2007 were as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Fund		Appreciation	(Depreciation)
All Cap	$13,618,619	$1,408,507	$(1,829,875)	$(421,368)
Investment Grade Bond	68,365,099	966,299	(2,119,831)	(1,153,532)
Money Market	130,858,885	—	—	—
Real Estate	257,187,629	19,687,698	(18,438,888)	1,248,810
Davis Venture Value	62,929,217	20,330,536	(2,438,189)	17,892,347
Oppenheimer Main Street Small Cap	187,048,229	11,603,515	(17,557,869)	(5,954,354)
FI Large Cap Growth	92,262,203	7,883,847	(3,654,651)	4,229,196
Blue Chip Mid Cap	77,319,352	11,711,759	(3,470,762)	8,240,997

NOTE E — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class		Service Class
	Year Ended December 31, 2007*	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006**
ALL CAP FUND (shares)
Shares sold	116,389	118,106	320,611	291,221
Shares issued as reinvestment of distributions	38,812	8,010	49,789	5,340
Shares redeemed	(140,137)	(151,864)	(78,528)	(29,413)

Net increase (decrease) in shares outstanding	15,064	(25,748)	291,872	267,148
Beginning of period	499,929	525,677	416,035	148,887

End of period	514,993	499,929	707,907	416,035

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31, 2007*	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006**
ALL CAP FUND ($)
Net proceeds from sales	$1,443,134	$1,362,456	$4,067,128	$3,369,392
Net proceeds on reinvestment of distributions	418,401	99,395	549,666	67,920
Shares redeemed	(1,740,225)	(1,731,074)	(999,889)	(337,138)

Net increase (decrease) in net assets	$121,310	$(269,223)	$3,616,905	$3,100,174

INVESTMENT GRADE BOND FUND (shares)
Shares sold	674,859	312,524	1,850,733	672,490
Shares issued as reinvestment of distributions	237,130	308,883	91,424	43,127
Shares redeemed	(1,318,890)	(1,440,306)	(246,506)	(115,008)

Net increase (decrease) in shares outstanding	(406,901)	(818,899)	1,695,651	600,609
Beginning of period	4,697,506	5,516,405	969,548	368,939

End of period	4,290,605	4,697,506	2,665,199	969,548

INVESTMENT GRADE BOND FUND ($)
Net proceeds from sales	$6,459,516	$2,997,840	$17,771,996	$6,507,406
Net proceeds on reinvestment of distributions	2,262,235	2,959,719	876,468	416,229
Shares redeemed	(12,555,013)	(13,834,855)	(2,358,710)	(1,118,280)

Net increase (decrease) in net assets	$(3,833,262)	$(7,877,296)	$16,289,754	$5,805,355

MONEY MARKET FUND (shares)
Shares sold	69,244,541	72,037,441	500,709	766,564
Shares issued as reinvestment of distributions	6,083,067	5,303,933	68,280	39,082
Shares redeemed	(66,380,014)	(67,607,254)	(103,682)	(40,302)

Net increase in shares outstanding	8,947,594	9,734,120	465,307	765,344
Beginning of period	120,165,547	110,431,427	1,274,384	509,040

End of period	129,113,141	120,165,547	1,739,691	1,274,384

MONEY MARKET FUND ($)
Net proceeds from sales	$69,244,541	$72,037,441	$500,709	$766,564
Net proceeds on reinvestment of distributions	6,083,067	5,303,933	68,280	39,082
Shares redeemed	(66,380,014)	(67,607,254)	(103,682)	(40,302)

Net increase in net assets	$8,947,594	$9,734,120	$465,307	$765,344

REAL ESTATE FUND (shares)
Shares sold	684,637	457,882	3,895,525	1,867,500
Shares issued as reinvestment of distributions	731,377	305,914	952,570	190,683
Shares redeemed	(1,548,876)	(1,442,794)	(122,564)	(523,611)

Net increase (decrease) in shares outstanding	(132,862)	(678,998)	4,725,531	1,534,572
Beginning of period	4,926,455	5,605,453	4,076,789	2,542,217

End of period	4,793,593	4,926,455	8,802,320	4,076,789

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31, 2007*	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006**
REAL ESTATE FUND ($)
Net proceeds from sales	$15,105,931	$9,826,458	$92,337,279	$43,612,508
Net proceeds on reinvestment of distributions	14,144,828	6,803,531	19,870,607	4,526,819
Shares redeemed	(35,262,977)	(31,613,485)	(3,196,941)	(12,489,201)

Net increase (decrease) in net assets	$(6,012,218)	$(14,983,496)	$109,010,945	$35,650,126

DAVIS VENTURE VALUE FUND (shares)
Shares sold	352,493	723,156	2,055,246	2,070
Shares issued as reinvestment of distributions	23,987	33,460	5,391	15
Shares redeemed	(1,168,496)	(779,404)	(23,367)	—

Net increase (decrease) in shares outstanding	(792,016)	(22,788)	2,037,270	2,085
Beginning of period	4,665,868	4,688,656	2,085	—

End of period	3,873,852	4,665,868	2,039,355	2,085

DAVIS VENTURE VALUE FUND ($)
Net proceeds from sales	$4,846,001	$8,798,372	$28,353,462	$25,000
Net proceeds on reinvestment of distributions	323,114	404,193	72,502	184
Shares redeemed	(15,976,603)	(9,392,552)	(329,269)	—

Net increase (decrease) in net assets	$(10,807,488)	$(189,987)	$28,096,695	$25,184

OPPENHEIMER MAIN STREET SMALL CAP FUND (shares)
Shares sold	480,543	557,694	7,627,770	1,607
Shares issued as reinvestment of distributions	695,101	245,236	575,555	69
Shares redeemed	(1,380,644)	(1,300,786)	(4,813)	—

Net increase (decrease) in shares outstanding	(205,000)	(497,856)	8,198,512	1,676
Beginning of period	5,808,211	6,306,067	1,676	—

End of period	5,603,211	5,808,211	8,200,188	1,676

OPPENHEIMER MAIN STREET SMALL CAP FUND ($)
Net proceeds from sales	$6,505,454	$7,942,521	$111,930,198	$25,000
Net proceeds on reinvestment of distributions	9,223,990	3,408,768	7,562,789	959
Shares redeemed	(20,829,036)	(19,090,076)	(70,875)	—

Net increase (decrease) in net assets	$(5,099,592)	$(7,738,787)	$119,422,112	$25,959

FI LARGE CAP GROWTH FUND (shares)
Shares sold	230,312	—	224,059	386,310
Subscriptions in-kind***	7,504,352	—	3,598,563	—
Shares issued as reinvestment of distributions	14,919	—	7,914	—
Shares redeemed	(1,864,608)	—	(1,102,785)	(4,441)

Net increase in shares outstanding	5,884,975	—	2,727,751	381,869
Beginning of period	—	—	381,869	—

End of period	5,884,975	—	3,109,620	381,869

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31, 2007*	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006**
FI LARGE CAP GROWTH FUND ($)
Net proceeds from sales	$2,407,392	$—	$2,324,019	$3,814,139
Subscriptions in-kind***	78,270,388	—	37,533,015	—
Net proceeds on reinvestment of distributions	157,990	—	83,653	—
Shares redeemed	(19,517,679)	—	(11,648,984)	(42,731)

Net increase in net assets	$61,318,091	$—	$28,291,703	$3,771,408

BLUE CHIP MID CAP FUND (shares)
Shares sold	229,932	413,951
Shares issued as reinvestment of distributions	940,595	879,952
Shares redeemed	(1,380,043)	(930,785)

Net increase (decrease) in shares outstanding	(209,516)	363,118
Beginning of period	4,970,353	4,607,235

End of period	4,760,837	4,970,353

BLUE CHIP MID CAP FUND ($)
Net proceeds from sales	$4,709,517	$8,457,476
Net proceeds on reinvestment of distributions	16,582,692	15,575,148
Shares redeemed	(27,810,794)	(18,860,690)

Net increase (decrease) in net assets	$(6,518,585)	$5,171,934

*	Initial Class Shares for the FI Large Cap Growth Fund commenced on April 2, 2007 and share activity presented is for the period April 2, 2007 to December 31, 2007.
**	Service Class Shares for the Davis Venture Value Fund, Oppenheimer Main Street Small Cap Fund and FI Large Cap Growth Fund commenced on May 1, 2006 and share activity presented is for the period May 1, 2006 to December 31, 2006.
***	During the year ended December 31, 2007, FI Large Cap Growth Fund received securities with a value of $115,803,403 in exchange for 11,102,915 fund shares.

NOTES TO FINANCIAL STATEMENTS (Continued)	Sun Capital Advisers Trust

NOTE F — LINE OF CREDIT

The Trust has entered into a $20 million committed unsecured revolving line of credit (the “Agreement”) primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement.

Interest is charged to each Fund based on its borrowings at a rate equal to the overnight federal funds rate plus 0.50% per annum. In addition, a commitment fee on the daily unused portion of the $20 million committed line is allocated among the participating funds at the end of each calendar quarter. During the year ended December 31, 2007, the following Funds had borrowings and commitment fees under this Agreement as follows:

Fund	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Commitment Fees
All Cap	$—	$—	—%	$296
Investment Grade Bond	—	—	—	1,362
Real Estate	—	—	—	5,555
Davis Venture Value	—	—	—	1,593
Oppenheimer Main Street Small Cap	621,000	5,904	5.79	2,921
FI Large Cap Growth	1,138,000	36,315	5.41	1,634
Blue Chip Mid Cap	2,058,000	46,104	5.49	2,021

NOTE G — INDEMNIFICATION

Under the Trust’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out to the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC Blue Chip Mid Cap Fund and SC FI Large Cap Growth Fund (each a portfolio of Sun Capital Advisers Trust, the “Trust”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC Blue Chip Mid Cap Fund and SC FI Large Cap Growth Fund as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 26, 2008

OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-1102 x 1687 and (ii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are (i) available on the SEC’s website at www.sec.gov; and (ii) available for review and copying at the SEC’s Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

TAX INFORMATION

For the year ended December 31, 2007, the following Funds paid distributions which were designated as long-term capital gains dividends:

Fund	Amount
All Cap	$401,155
Real Estate	28,800,631
Oppenheimer Main Street Small Cap	12,893,572
Blue Chip Mid Cap	14,623,258

For federal tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2007:

Percentage of distributions which qualify for the corporate dividends received deduction:

Fund	Percentage
All Cap	37.96%
Real Estate	9.11%
Davis Venture Value	100.00%
Oppenheimer Main Street Small Cap	17.84%
FI Large Cap Growth	100.00%
Blue Chip Mid Cap	75.22%

OTHER INFORMATION (Unaudited) (Continued)

ADVISORY CONTRACT REVEWAL

Funds Having Investment Advisory and/or Subadvisory Agreements Approved in November 2007

Sun Capital All Cap Fund

Sun Capital Investment Grade Bond Fund

Sun Capital Money Market Fund

Sun Capital Real Estate Fund

SC Davis Venture Value Fund

SC Oppenheimer Main Street Small Cap Fund

SC FI Large Cap Growth Fund

SC Blue Chip Mid Cap Fund

Factors Considered by the Board of Trustees (the “Board”) in Approving the Continuation of each Investment Advisory Agreement.

The Funds’ Board approved the continuation of each above-referenced Fund’s current investment advisory agreement (including, in the case of the SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC FI Large Cap Growth Fund and SC Blue Chip Mid Cap Fund, each such Fund’s sub-advisory agreement) for an additional twelve-month period at a meeting held in November 2007.

In terms of the process that the Trustees followed prior to approving the continuation of each investment advisory and subadvisory agreement (together, the “investment advisory agreements”), shareholders should know that:

*	At present, all but one of the Funds’ Trustees, including the Board’s chairman, are independent of Sun Capital Advisers LLC, each sub-advisor, and their respective affiliates (“Independent Trustees”).

*	In connection with the Board’s contract review, the Independent Trustees met on multiple occasions to discuss and consider contract review matters, and were advised by, and held private meetings with, their independent legal counsel.

*	The Board engaged in a thorough review of each Fund’s investment advisory agreement(s). In this connection, the Board reviewed a wide range of materials furnished by the adviser and, as applicable, each subadviser, prior to reaching these decisions.

*	In connection with reviewing the Funds’ investment management agreements, the Board also reviews the terms of the Funds’ Rule 12b-1 plans, distribution agreement, servicing agreement and other material service agreements.

In determining to approve the continuation of each investment advisory agreement, the Board considered all factors that it believed relevant to the interests of Fund shareholders, including but not limited to:

•

The investment advisory and, as applicable, investment subadvisory fee schedules for each Fund, including (i) comparative information provided by Lipper regarding investment advisory and subadvisory fee rates paid to other advisers by similar funds; and (ii) fee rates paid to the adviser and each subadviser by each Fund relative to those paid by similar funds and institutional accounts advised by such firms. The Board gave a lesser weight to fees paid by similar institutional accounts advised by such firms, in light of the material differences in the scope of services typically provided to mutual funds relative to institutional accounts. In the case of each sub-advised Fund, the Board noted that the investment subadvisory fees paid to each subadviser are paid by the adviser out of its fee, not by the Fund. Taking into account the foregoing, the Board concluded that the fee schedules in effect for each Fund represent reasonable compensation in light of the nature, extent and quality of the investment services being provided to such Fund.

•

The extent to which economies of scale would be realized as each Fund grows. In this regard, the Board observed that the advisory fees charged to the SC Davis Venture Value Fund, SC Oppenheimer Main Street Small Cap Fund, SC FI Large Cap Growth Fund and SC Blue Chip Mid Cap Fund contain breakpoints and, accordingly, reflect the potential to share economies of scale. In addition, with respect to the Sun Capital All

OTHER INFORMATION (Unaudited) (Continued)

Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund and Sun Capital Real Estate Fund, the Board considered the adviser’s commitment to consider breakpoints on each such Fund to the extent any such Fund’s assets under management increase to more substantial, scaleable levels in the future. The Board concluded that each Fund’s fee schedule represents an appropriate sharing between Fund shareholders and the investment advisers of such economies of scale as may exist in the management of each Fund at current asset levels.

•

The costs of the services to be provided, and profits realized, by the adviser and its affiliates from their relationship with each Fund. In this regard, the Board observed that the adviser reported that it was operating several Funds at a net loss (suggesting that the adviser had assumed considerable economic risk in contracting with the Funds), and had committed to extend previously existing total operating expense caps applicable to each Fund through at least April 30, 2009. In analyzing the adviser’s and its affiliates’ costs and profits, the Board also reviewed the fees paid to and services provided by the adviser and its affiliates to each Fund for non-advisory services, including distribution (including fees paid pursuant to Rule 12b-1 plans). The Board also considered other benefits to the adviser and its affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable products sponsored by Sun Life. The Board concluded that each Fund’s investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to each Fund.

•

The investment performance of each Fund, both absolute and relative to various benchmarks and industry peer groups, including comparative information provided by Lipper regarding each Fund’s performance relative to other similar Funds. The Board observed that the SC FI Large Cap Growth Fund had underperformed its benchmark and peer group averages over its initial period of operation. In this regard, the Board considered reports from the subadviser regarding recent changes in the subadviser’s portfolio management team and investment processes in an effort to improve Fund performance. The Board also considered the adviser’s commitment to carefully monitor and report to the Board regarding the Fund’s performance.

•

The nature, scope and quality of the services that the adviser and each subadviser provide to the Funds. In this regard, the Board considered, among other things, the adviser’s and each subadviser’s personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources, policies and investment processes. In addition to meeting with representatives of the adviser and each subadviser, the Board also considered, among other things, the adviser’s representation that it was satisfied with the resources, compliance program and level of commitment put forth by each subadviser and its recommendation that each subadvisory agreement be continued. The Board considered that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type. In this regard, the Board concluded that the quality and range of services provided by the adviser and, as applicable, each subadvisor, have benefited and should continue to benefit each Fund and its shareholders.

•

The practices of the adviser and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Funds, including the brokers’ and dealers’ provision of brokerage and research services to the adviser and each subadviser. The Board indicated that it would continue to monitor the allocation of each Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•

The adviser’s and each subadviser’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the adviser’s continued commitment of attention and resources to compliance functions relevant to the Fund’s operations.

After due consideration of these and other factors that it considered relevant, the Board determined to approve the continuation of each Fund’s investment advisory agreement and, as applicable, investment subadvisory agreement, and concluded that the continuation of such agreements was in the best interest of the Fund’s shareholders.

In reaching this conclusion, the Board did not give particular weight to any single factor noted above. The Board considered these factors over the course of multiple meetings, certain of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Each fund’s business is managed by the trustees. Several of the funds’ trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds’ trustees and officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano c/o Sun Capital Advisers Trust One Sun Life Executive Park Attn: Maura Murphy SC 1335 Wellesley Hills, MA 02481 Year of birth: 1941	Trustee	Since February 2005	Retired	8

Dawn-Marie Driscoll c/o Sun Capital Advisers Trust One Sun Life Executive Park Attn: Maura Murphy SC 1335 Wellesley Hills, MA 02481 Year of birth: 1946	Trustee	Since June 2007	President, Driscoll Associates since 1990; Executive Fellow, Center for Business Ethics, Bentley College since 1988	8	Chairperson and Trustee, DWS Scudder Funds (New York) Board (77 mutual funds) since 1987; Director of ICI Mutual Insurance Company since 2007; Advisory Board, Center for Business Ethics, Bentley College since 1988; Trustee, Southwest Florida Community Foundation since 2005

William N. Searcy, Jr. c/o Sun Capital Advisers Trust One Sun Life Executive Park Attn: Maura Murphy SC 1335 Wellesley Hills, MA 02481 Year of birth: 1946	Chairman and Trustee	Since October 1998	Private investor since 2003. Pension and savings trust officer, Sprint Corp., 1989-2003.	8	Trustee, DWS Scudder Funds (New York) Board (77 mutual funds) since 1993

James M.A. Anderson* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1949	President, Chief Executive Officer and Trustee	Trustee since October 1998	Executive Vice President and Chief Investment Officer, Sun Life Financial, since 2005, previously chief investment officer, Sun Capital Advisers LLC, 2000 - 2005 and vice president, Sun Life Financial, 1995 - 2005.	8	Director, Sun Capital Advisers LLC since 1998, Director, Sun Life of Canada (U.S.) Holdings, Inc. since 1997, Director, Sun Life Assurance Company of Canada (U.S.) Operations Holdings, Inc. since 1997, Director, Sun Life Financial (Japan), Inc. since 2000, Director, Sun Life Financial (U.S.) Holdings, Inc. since 2001, Director, Sun Life Financial (Bermuda) Holdings, Inc. since 2002, Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003.

OTHER INFORMATION (Unaudited) (Continued)	Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1962	Chief Financial Officer and Treasurer	Since October 1998	Managing Director and Chief Financial Officer, Sun Capital Advisers LLC, since 2000. Assistant vice president, Sun Life Financial since 1998.	N/A	N/A

Joseph L. Ciardi* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1967	Chief Compliance Officer	Since May 2006	Chief Compliance Officer, Sun Capital Advisers LLC, since 2006. Assistant vice president, Sun Life Financial, since 2006. Deputy Chief Compliance Officer, Canaccord Adams Inc., 1996 - 2006	N/A	N/A

Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary	Since October 1998	Managing Director, General Counsel and Secretary, Sun Capital Advisers LLC, since 2000 and secretary since 1998. Senior counsel at Sun Life Financial since 1998.	N/A	N/A

*	An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act

The Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request by calling 1-800-432-1102 x2496.

Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Dawn-Marie Driscoll, Trustee

William N. Searcy, Jr., Chairman, Trustee

James M.A. Anderson, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Joseph L. Ciardi, Chief Compliance Officer

Maura A. Murphy, Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

1 Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2.	Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1562. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Audit Committee. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2007	FY 2006
$246,840	$233,453

(b) Audit-related Fees:

FY 2007	FY 2006
$21,000	None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2007	FY 2006
$27,325	$28,420

(d) All Other Fees: Includes amounts related to non-audit services provided to the registrant by the registrant’s principal accountant.

FY 2007	FY 2006
None	$96,750

(e) (1) The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Audit Committee. The Audit Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy. In determining whether to approve services, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e) (2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 and $96,750 , respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the registrant.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11.	Controls and Procedures.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President

Date: February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President
(Chief Executive Officer)

Date: February 25, 2008

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer
(Chief Financial Officer)

Date: February 25, 2008

*	Print name and title of each signing officer under his or her signature.